                                                                  NUVEEN
                                                                     Investments
--------------------------------------------------------------------------------
Nuveen Growth
Funds

                         PROSPECTUS NOVEMBER 28, 2001
--------------------------------------------------------------------------------



     Portfolios of quality securities offering long-term growth potential.


            INVEST WELL

LOOK AHEAD

              LEAVE YOUR MARK/SM/

(PHOTOS APPEARS HERE)


            Nuveen Innovation Fund
            Nuveen International Growth Fund
            Nuveen Rittenhouse Growth Fund

            The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1  The Funds
This section provides you with an overview of the funds including investment objectives, expenses, portfolio holdings and historical performance information.

Introduction                                                                 1
------------------------------------------------------------------------------
Nuveen Innovation Fund                                                       2
------------------------------------------------------------------------------
Nuveen International Growth Fund                                             4
------------------------------------------------------------------------------
Nuveen Rittenhouse Growth Fund                                               6
------------------------------------------------------------------------------

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                        8
------------------------------------------------------------------------------
What Types of Securities We Invest In                                        9
------------------------------------------------------------------------------
How We Select Investments                                                   10
------------------------------------------------------------------------------
How the Portfolio Managers Have Performed                                   12
------------------------------------------------------------------------------
What the Risks Are                                                          15
------------------------------------------------------------------------------
How We Manage Risk                                                          16
------------------------------------------------------------------------------

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                 18
------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                             19
------------------------------------------------------------------------------
How to Buy Shares                                                           20
------------------------------------------------------------------------------
Systematic Investing                                                        20
------------------------------------------------------------------------------
Systematic Withdrawal                                                       21
------------------------------------------------------------------------------
Special Services                                                            21
------------------------------------------------------------------------------
How to Sell Shares                                                          22
------------------------------------------------------------------------------

Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.

Dividends, Distributions and Taxes                                          25
------------------------------------------------------------------------------
Distribution and Service Plans                                              26
------------------------------------------------------------------------------
Net Asset Value                                                             26
------------------------------------------------------------------------------
Fund Service Providers                                                      27
------------------------------------------------------------------------------

Section 5  Financial Highlights

This section provides the funds' financial performance since inception.

Nuveen Innovation Fund                                                      28
------------------------------------------------------------------------------
Nuveen International Growth Fund                                            29
------------------------------------------------------------------------------
Nuveen Rittenhouse Growth Fund                                              30
------------------------------------------------------------------------------

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

(LOGO)  Investment
        Strategy

(LOGO)  Risks

(LOGO)  Fees, Charges
        and Expenses

(LOGO)  Shareholder
        Instructions

(LOGO)  Performance and
        Current Portfolio
        Information

                                                               November 28, 2001

Section 1 The Funds

                    Nuveen Innovation Fund
                    Nuveen International Growth Fund
                    Nuveen Rittenhouse Growth Fund

                 [INTRODUCTION]

                 This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Growth Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




 NOT FDIC OR GOVERNMENT INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

                                                             Section 1 The Funds

     Nuveen Innovation Fund
Fund Overview


Investment Objective
The investment objective of the fund is to provide capital appreciation without consideration for income.

How the Fund Pursues Its Objective
The fund will invest at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry and in companies that develop, provide and service those technologies. Innovative technologies are new technologies that have the potential to transform how business is conducted or services are provided. We concentrate on stocks with positive earnings momentum and the expectation of positive earnings surprises. Although we emphasize technology-related stocks, the fund is not restricted to investment in companies in a particular business sector or industry. The fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets.

What are the Risks of Investing in the Fund?
The fund exposes you to market risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. The fund may be exposed to additional market risk due to its concentration in securities of technology companies. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?
This fund may be right for you if you are seeking:
 . an aggressive growth stock portfolio;
 . to participate in the technology industry;
 . to meet long-term financial goals.

You should not invest in this fund if you are:
 . unwilling to accept share price fluctuation, including the possibility of sharp price declines;
 . seeking to earn regular income;
 . investing to meet short-term financial goals.

How the Fund Has Performed


Nuveen has selected Columbus Circle Investors to manage the fund's portfolio. The chart and table below illustrate the annual fund returns for the calendar year ended December 31, 2000 as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 2000. This information gives some indication of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance and an index of funds with similar investment objectives.

Total Returns/1/

                                  [BAR CHART]

                             Class A Annual Return

                              2000........ -9.3%


From January 1, 2000 through December 31, 2000, the fund's highest and lowest calendar quarter returns were 20.64% and -30.80%, respectively, for the quarters ended 3/31/00 and 12/31/00. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. See "How the Portfolio Managers Have Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.

                                       Average Annual Total Returns for the
                                         Periods Ended December  31, 2000
                                     .........................................
                                                                         Since Inception
Class                                1 Year                             (December 20, 1999)
-------------------------------------------------------------------------------------------
Class A                              -14.55%                                  -7.87%
Class B                              -13.62%                                  -6.93%
Class C                              -10.02%                                  -3.00%
Class R                               -9.14%                                  -2.05%
-------------------------------------------------------------------------------------------
S&P 500 Index/1/                      -9.10%                                  -9.10%
Lipper Peer Group/1/                 -30.27%                                 -30.27%

Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
[$ LOGO]

Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

Share Class                                              A       B     C   R/3/
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases             5.75%/4/  None  None None
 ..............................................................................
Maximum Sales Charge Imposed on Reinvested Dividends      None  None  None None
 ..............................................................................
Exchange Fees                                             None  None  None None
 ..............................................................................
Deferred Sales Charge/5/                               None/4/ 5%/6/ 1%/7/ None
 ..............................................................................

Annual Fund Operating Expenses/8/


Paid From Fund Assets

Share Class                            A     B     C     R
------------------------------------------------------------
Management Fees                      1.00% 1.00% 1.00% 1.00%
 ...........................................................
12b-1 Distribution and Service Fees   .25% 1.00% 1.00%   --%
 ...........................................................
Other Expenses                        .71%  .70%  .71%  .70%
------------------------------------------------------------
Total Operating Expenses*            1.96% 2.70% 2.71% 1.70%
 ...........................................................

 *The Total Operating Expenses provided in the table above do not reflect expense reimbursements. Such expense reimbursements reduced the actual operating expenses for the most recent fiscal year to the levels provided below. Expense reimbursements may fluctuate and may be discontinued at any time.

  ........................................
  After Expense
  Reimbursements     A      B      C      R
  ........................................
  Expense
  Reimbursements   (.04%) (.03%) (.04%) (.03%)
  ........................................
  Total Operating
  Expenses--Net    1.92%  2.67%  2.67%  1.67%
  ........................................

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                     Redemption                 No Redemption
Share Class    A      B      C      R      A      B      C      R
--------------------------------------------------------------------
1 Year       $  763 $  664 $  274 $  173 $  763 $  273 $  274 $  173
 ...................................................................
3 Years      $1,155 $1,147 $  841 $  536 $1,155 $  838 $  841 $  536
 ...................................................................
5 Years      $1,571 $1,539 $1,435 $  923 $1,571 $1,430 $1,435 $  923
 ...................................................................
10 Years     $2,729 $2,854 $3,041 $2,009 $2,729 $2,854 $3,041 $2,009
 ...................................................................

How the Fund Is Invested (as of 7/31/01)


Portfolio Allocation


Equity                                             100%
 ................................................................................
Cash Equivalents                                    --%
 ................................................................................

Top 10 Stock Holdings/9/


Microsoft Corporation                              6.4%
 ................................................................................
International Business Machines Corporation (IBM)  5.7%
 ................................................................................
PeopleSoft, Inc.                                   5.3%
 ................................................................................
Cisco Systems, Inc.                                4.5%
 ................................................................................
Electronic Data Systems Corporation                4.4%
 ................................................................................
King Pharmaceuticals, Inc.                         4.2%
 ................................................................................
eBay, Inc.                                         4.2%
 ................................................................................
Intel Corporation                                  3.8%
 ................................................................................
Oracle Corporation                                 3.7%
 ................................................................................
Texas Instruments Incorporated                     3.3%

 ................................................................................

Sector Diversification/10/


Technology          73.5%
 ................................................................................
Consumer Cyclicals  18.3%
 ................................................................................
Healthcare           6.5%
 ................................................................................
Consumer Staples     1.7%
 ................................................................................

1. The Class A year-to-date return on net asset value as of 9/30/01 was 57.49%.

   Peer Group returns reflect the performance of the Lipper Science and Technology Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Science and Technology Fund Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. Index returns are for the one year period ended December 31, 2000.
2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1%
   CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.
9. As a percentage of the fund's stock holdings. Holdings will vary.
10. As a percentage of the fund's stock holdings. Holdings will vary. Sectors may consist of multiple industries.
                                                             Section 1 The Funds

     Nuveen International Growth Fund

Fund Overview


Investment Objective
The investment objective of the fund is to provide long-term capital appreciation.

How the Fund Pursues Its Objective
The fund primarily invests in stocks of companies domiciled in countries other than the United States.

The fund will typically be invested in about 15 different countries, holding a total of 50-60 stocks. The fund will concentrate in stocks with positive earnings momentum and the expectation of positive earnings surprises. The fund will invest mainly in common stocks of companies with medium and large market capitalizations. Although the fund will concentrate its investments in developed countries, it may invest up to 20% of its assets in companies located in emerging markets.

What are the Risks of Investing in the Fund?
The fund exposes you to market and foreign risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?
This fund may be right for you if you are seeking:
 . to invest in foreign stocks;
 . to pursue the high potential returns of foreign stocks;
 . to diversify your otherwise U.S.-oriented equity portfolio.

You should not invest in this fund if you are:
 . unwilling to accept share price fluctuation, including the possibility of sharp price declines;
 . unwilling to accept the risks of foreign investment;
 . investing to meet short-term financial goals.

How the Fund Has Performed


Nuveen has selected Columbus Circle Investors to manage the fund's portfolio. The chart and table below illustrate the annual fund returns for the calendar year ended December 31, 2000 as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 2000. This information gives some indication of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance and an index of funds with similar investment objectives.

Total Returns/1/

         [CHART]                              [BAR CHART]
           30%
           25%                            Class A Annual Return
           20%
           15%                               2000...... -2.5
           10%
            5%
            0%
           -6%
          2000

From January 1, 2000 through December 31, 2000, the fund's highest and lowest calendar quarter returns were 19.42% and -10.71%, respectively, for the quarters ended 3/31/00 and 6/30/00. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. See "How the Portfolio Managers Have Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.

                                          Average Annual Total Returns
                                             for the Periods Ended
                                               December 31, 2000
                                         ..............................
                                                            Since Inception
                                          1 Year          (December 20, 1999)
------------------------------------------------------------------------------
Class A                                          -8.09%                  0.61%
Class B                                          -7.03%                  1.95%
Class C                                          -3.20%                  5.90%
Class R                                          -2.24%                  7.00%
------------------------------------------------------------------------------
MSCI All Country World Index ex USA/1/          -15.03%                -15.03%
Lipper Peer Group/1/                            -14.72%                -14.72%

Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

[$ LOGO]
Shareholder Transaction Expenses/2/

Paid Directly From Your Investment
Share Class                                              A       B     C   R/3/
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases             5.75%/4/  None  None None
 ..............................................................................
Maximum Sales Charge Imposed on Reinvested Dividends      None  None  None None
 ..............................................................................
Exchange Fees                                             None  None  None None
 ..............................................................................
Deferred Sales Charge/5/                               None/4/ 5%/6/ 1%/7/ None
 ..............................................................................
Redemption Fee/8/                                           2%    2%    2%   2%
 ..............................................................................

Annual Fund Operating Expenses/9/

Paid From Fund Assets

Share Class                            A     B     C     R
------------------------------------------------------------
Management Fees                      1.05% 1.05% 1.05% 1.05%
 ...........................................................
12b-1 Distribution and Service Fees   .25% 1.00% 1.00%   --%
 ...........................................................
Other Expenses                        .82%  .82%  .81%  .82%
------------------------------------------------------------
Total Operating Expenses*            2.12% 2.87% 2.86% 1.87%
 ...........................................................
 * The Total Operating
   Expenses provided in the
   table above do not reflect
   expense reimbursements.
   Such expense
   reimbursements reduced the
   actual operating expenses
   for the most recent fiscal
   year to the levels
   provided below. Expense
   reimbursements may
   fluctuate and may be
   discontinued at any time.
  ..............................................
  After Expense
  Reimbursements      A      B      C       R
  ..............................................
   Expense
  Reimbursements    (.07%) (.08%) (.07%)   (.08%)
  ..............................................
   Total Operating
  Expenses--Net     2.05%  2.79%  2.79%  1.79%
  ..............................................
The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                  Redemption                 No Redemption
            A      B      C      R      A      B      C      R
Share Class
--------------------------------------------------------------------------------
1 Year    $  778 $  681 $  289 $  190 $  778 $  290 $  289 $  190
 ................................................................................
3 Years   $1,201 $1,196 $  886 $  588 $1,201 $  889 $  886 $  588
 ................................................................................
5 Years   $1,649 $1,621 $1,508 $1,011 $1,649 $1,513 $1,508 $1,011
 ................................................................................
10 Years  $2,886 $3,017 $3,185 $2,190 $2,886 $3,017 $3,185 $2,190
 ................................................................................

1. The Class A year-to-date return on net asset value as of 9/30/01 was - 32.51%. Peer Group returns reflect the performance of the Lipper International Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The MSCI All Country World Index ex USA is a capitalization-weighted index of listed securities in 46 markets around the world, including both developing and emerging markets, but excluding the U.S. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. Index returns are for the one year period ended December 31, 2000.
2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

How the Fund Is Invested (as of 7/31/01)


Portfolio Allocation


Equity            100%
 ................................................................................
Cash Equivalents   --%
 ................................................................................

Top 10 Country Allocations/10/

Japan  16.1%
 ................................................................................
France  15.4%
 ................................................................................
Germany  14.3%
 ................................................................................
Switzerland  13.4%
 ................................................................................
United Kingdom   11.9%
 ................................................................................
Spain  8.1%
 ................................................................................
Italy  6.0%
 ................................................................................
Hong Kong  4.1%
 ................................................................................
Australia  1.9%
 ................................................................................
China                  1.7%
 ................................................................................


Top 10 Stock Holdings/10/

Grupo Ferrovial, S.A.  3.1%
 ................................................................................
Nintendo Co., Ltd.  3.1%
 ................................................................................
Muenchener Rueckversicherungs-
Gesellschaft AG                 3.0%
 ................................................................................
Logitech International S.A.  3.0%
 ................................................................................
Allianz AG  2.9%
 ................................................................................
Nestle S.A.  2.9%
 ................................................................................
PSA Peugeot Citroen  2.9%
 ................................................................................
Rank Group plc  2.8%
 ................................................................................
Nissan Motor Co., Ltd.  2.7%
 ................................................................................
Synthes-Stratec Inc.   2.6%
 ................................................................................

Sector Diversification (Top 5)/11/

Consumer Cyclicals    30.5%
 ................................................................................
Healthcare  21.0%
 ................................................................................
Financials  14.7%
 ................................................................................
Consumer Staples  9.1%
 ................................................................................
Capital Goods  8.7%
 ................................................................................
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1%
   CDSC.
8. As a percentage of total redemption or exchange proceeds. Effective January
   2, 2002, the Fund will impose a redemption fee on shares that are redeemed or exchanged within 90 days of acquisition by a Market Timer (as defined herein). See "How to Sell Shares--Redemption Fee Policy" for further information.
9. Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct
   Rules.
10. As a percentage of the fund's stock holdings. Holdings will vary.
11. As a percentage of the fund's stock holdings. Holdings will vary. Sectors may consist of multiple industries.
                                                             Section 1 The Funds

     [LOGO] Nuveen Rittenhouse Growth Fund

Fund Overview


Investment Objective
[LOGO]
The investment objective of the fund is to provide long-term growth of capital by investing in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth.

How the Fund Pursues Its Objective
[LOGO]
The fund ordinarily will invest at least 65% of its total assets in the equity securities of blue chip companies--those large-capitalization companies with a high financial strength rating and a history of consistent and predictable earnings growth. Through fundamental analysis, Rittenhouse seeks to invest in the 20-50 companies that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.

What are the Risks of Investing in the Fund?
[LOGO]
The fund exposes you to market risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?
[LOGO]
This fund may be right for you if you are seeking:
 . a conservative growth stock fund as the core of a diversified investment plan;
 . to build and protect wealth over time through prudent capital management; . to meet long-term financial goals.

You should not invest in this fund if you are:
 . unwilling to accept share price fluctuation, including the possibility of sharp price declines;
 . investing to meet short-term financial goals.

How the Fund Has Performed


Nuveen has selected Rittenhouse Financial Services, Inc. to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past three years as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 2000. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Total Returns/1/


    [BAR CHART]

Class A Annual Returns

   1998       25.3
   1999       14.1
   2000       -0.3

From January 1, 1998 through December 31, 2000, the fund's highest and lowest calendar quarter returns were 21.21% and -10.86%, respectively, for the quarters ending 12/31/98 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. See "How the Portfolio Managers Have Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.

                                 Average Annual Total Returns for the
                                             Periods Ended
                                           December 31, 2000
                                .......................................
                                                                     Since Inception
                                 1 Year                            (December 31, 1997)
--------------------------------------------------------------------------------------
Class A                                 -6.05%                                  10.32%
Class B                                 -5.02%                                  10.90%
Class C                                 -1.07%                                  11.72%
Class R                                 -0.07%                                  12.82%
--------------------------------------------------------------------------------------
S&P 500 Index/1/                        -9.10%                                  12.26%
Lipper Peer Group/1/                   -19.68%                                  13.90%

Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

[$ LOGO]
Shareholder Transaction Expenses/2/

Paid Directly From Your Investment

Share Class                                              A       B     C   R/3/
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases             5.75%/4/  None  None None
 ................................................................................
Maximum Sales Charge Imposed on Reinvested Dividends      None  None  None None
 ................................................................................
Exchange Fees                                             None  None  None None
 ................................................................................
Deferred Sales Charge/5/                               None/4/ 5%/6/ 1%/7/ None

 ................................................................................

Annual Fund Operating Expenses/8/

Paid From Fund Assets

Share Class                            A     B     C     R
--------------------------------------------------------------------------------
Management Fees                       .83%  .83%  .83%  .83%
 ................................................................................
12b-1 Distribution and Service Fees   .25% 1.00% 1.00%   --%
 ................................................................................
Other Expenses                        .27%  .27%  .27%  .27%
--------------------------------------------------------------------------------
Total Operating Expenses             1.35% 2.10% 2.10% 1.10%

 ................................................................................

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                  Redemption                 No Redemption
            A      B      C      R      A      B      C      R
Share Class
--------------------------------------------------------------------------------
1 Year    $  705 $  607 $  213 $  112 $  705 $  213 $  213 $  112
 ................................................................................
3 Years   $  978 $  972 $  658 $  350 $  978 $  658 $  658 $  350
 ................................................................................
5 Years   $1,272 $1,241 $1,129 $  606 $1,272 $1,129 $1,129 $  606
 ................................................................................
10 Years  $2,105 $2,240 $2,431 $1,340 $2,105 $2,240 $2,431 $1,340

 ................................................................................

1. The Class A year-to-date return on net asset value as of 9/30/01 was -
   25.45%.
  Peer Group returns reflect the performance of the Lipper Large Cap Growth Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Large Cap Growth Fund Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. The Lipper Large Cap Growth Fund Index has replaced the Lipper Large Cap Core Fund Index as the representative Peer Group. Lipper's methodology for classifying equity funds was revised and, as a result, the Lipper Large Cap Growth Fund Index more closely relates to the fund. The average annual total returns for the Lipper Large Cap Core Fund Index for the one year and since fund inception periods ended December 31, 2000, were -7.37 and 11.96, respectively.
2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
How the Fund Is Invested (as of 7/31/01)


Portfolio Allocation


Equity            96%
 ................................................................................
Cash Equivalents   4%

 ................................................................................

Portfolio Statistics


Beta                                            0.90
 ................................................................................
Average Market Capitalization (Stocks)  $129 billion
 ................................................................................
Average P/E                                    30.48

 ................................................................................

Top 10 Stock Holdings/9/


Pfizer Inc.                         5.6%
 ................................................................................
American International Group, Inc.  5.5%
 ................................................................................
General Electric Company            5.3%
 ................................................................................
Fannie Mae                          4.8%
 ................................................................................
The Home Depot, Inc.                4.5%
 ................................................................................
Wal-Mart Stores, Inc.               4.3%
 ................................................................................
Tyco International Ltd.             4.3%
 ................................................................................
Bristol-Myers Squibb Company        4.3%
 ................................................................................
Automatic Data Processing, Inc.     4.2%
 ................................................................................
Amgen Inc.                          4.2%

 ................................................................................

Sector Diversification (Top 5)/10/


Healthcare          21.1%
 ................................................................................
Technology          20.9%
 ................................................................................
Financials          20.3%
 ................................................................................
Consumer Staples    16.1%
 ................................................................................
Consumer Cyclicals  10.5%

 ................................................................................

4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1%
   CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules. The adviser, pursuant to a contractual agreement, waived fees and reimbursed expenses from the fund's inception through July 31, 2000, in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net assets of any class of fund shares. The Total Operating Expenses provided in the table do not reflect such fee waiver and expense reimbursement.
9. As a percentage of the fund's stock holdings. Holdings will vary.
10. As a percentage of the fund's stock holdings. Holdings will vary. Sectors may consist of multiple industries.
                                                             Section 1 The Funds

Section 2 How We Manage Your Money

                 To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

                 [SUBJECT LOGO] WHO MANAGES THE FUNDS

                 Nuveen Institutional Advisory Corp. ("NIAC"), the funds' investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. NIAC has overall responsibility for management of the funds. NIAC oversees the management of the funds' portfolios, manages the funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

                 The NIM advisers are wholly-owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $75 billion in assets.

                 NIAC has selected Columbus Circle Investors ("CCI"), Metro Center, One Station Place, Stamford CT 06902, as subadviser to manage the investment portfolios of the Innovation Fund and the International Growth Fund. CCI is an institutional investment management firm with over 25 years of experience and approximately $3.6 billion in assets under management. Anthony Rizza, Chartered Financial Analyst, is responsible for the day-to-day management of the Innovation Fund's portfolio. Mr. Rizza joined CCI in 1991 and is a Managing Director of the firm. Clifford G. Fox, Chartered Financial Analyst, is responsible for the day-to-day management of the International Growth Fund's portfolio. Mr. Fox joined CCI in 1992 and is a Managing Director of the firm.

                 NIAC has selected Rittenhouse Financial Services, Inc. ("Rittenhouse"), Two Radnor Corporate Center, Radnor, PA 19087-9570, as subadviser to manage the investment portfolio of the Rittenhouse Growth Fund. Rittenhouse, a wholly owned subsidiary of The John Nuveen Company, is an institutional investment management firm with over 20 years of experience and approximately $17 billion in assets under management. Rittenhouse's investment management strategy and portfolio purchase and sale determinations are set through a team approach, with all of its investment professionals contributing. The investment team meets regularly to review pertinent information from internal and external sources and make decisions regarding all Rittenhouse investment positions. The activities of the investment team are overseen by an investment oversight committee, which meets regularly to review the investment strategy, market sectors, and individual security holdings to verify their continued appropriateness.
Section 2 How We Manage Your Money

                 For providing these services, NIAC is paid an annual fund management fee according to the following schedule:

                                             Nuveen      Nuveen       Nuveen
               Average Daily               Innovation International Rittenhouse
               Net Assets                     Fund     Growth Fund  Growth Fund

               For the first $125 million   1.0000%      1.0500%      0.8500%
                 ..............................................................
               For the next $125 million    0.9875%      1.0375%      0.8375%
                 ..............................................................
               For the next $250 million    0.9750%      1.0250%      0.8250%
                 ..............................................................
               For the next $500 million    0.9625%      1.0125%      0.8125%
                 ..............................................................
               For the next $1 billion      0.9500%      1.0000%      0.8000%
                 ..............................................................
               For net assets over $2
               billion                      0.9250%      0.9750%      0.7750%

                 ..............................................................

                 For the most recent fiscal year, the funds paid NIAC the following management fees (as a percentage of average net assets):

               Nuveen Innovation Fund                                    1.00%
                 ..............................................................
               Nuveen International Growth Fund                          1.04%
                 ..............................................................
               Nuveen Rittenhouse Growth Fund                             .83%

                 ..............................................................

                 Out of the fund management fee, NIAC pays a portfolio management fee to CCI for the Innovation Fund and the International Growth Fund and to Rittenhouse for the Rittenhouse Growth Fund. Each fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.

                 [SUBJECT LOGO] WHAT TYPES OF SECURITIES WE INVEST IN

                 Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                 Equity Securities

                 Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics. The International Growth Fund may also invest in pooled investment vehicles. For the Innovation Fund and the International Growth Fund, any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, or Fitch, Inc.) when purchased. For the Rittenhouse Growth Fund, convertible bonds and debentures must be rated A or better by Moody's Investors Service, Standard & Poor's, or Fitch, Inc. when purchased.

                 Foreign Investments

                 The International Growth Fund primarily invests in equity securities of companies domiciled in countries other than the United States. The International Growth Fund may invest in foreign securities either directly or indirectly through American Depositary Receipts ("ADRs") and other types of depositary receipts. ADRs are denominated in U.S. dollars and represent indirect ownership interests in securities of foreign issuers. Although the fund
                                              Section 2 How We Manage Your Money
                 will concentrate its investments in developed countries, it may invest up to 20% of its assets in companies located in emerging markets.

                 The Innovation Fund may invest up to 15% of its assets in securities which are traded principally in securities markets outside the United States and may invest without limit in securities of foreign issuers that are traded in U.S. markets. The Innovation Fund may also invest in ADRs and other types of depositary receipts.

                 The Rittenhouse Growth Fund may invest in equity securities of foreign issuers traded in U.S. security markets or in ADRs or other instruments denominated in U.S. dollars (limited to 15% of net assets).

                 All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").

                 Innovative Technologies

                 The Innovation Fund invests at least 65% of its assets in a diversified portfolio of common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that develop, provide and service those technologies. Innovative technologies are new technologies that have the potential to transform how business is conducted or services are provided. Companies that utilize innovative technologies include, but are not limited to, companies in the technology, telecommunications and healthcare industries. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. Instead, the fund will be guided by the theory of Positive Momentum and Positive Surprise (described below) with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, enhanced distribution systems and improved management techniques. Although the fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry.

                 Short-Term Investments

                 The funds may invest in short-term investments, including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

                 Delayed Delivery Transactions

                 The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

                 [HOW WE SELECT INVESTMENTS]

                 Innovation Fund and International Growth Fund

                 The Innovation Fund Invests in Technology for Capital Appreciation

                 For many investors, building a portfolio with the potential for superior growth is a critical part of a long-term investment strategy. In a portfolio designed for long-term growth, investors are willing to tolerate the short-term volatility of stocks with an expectation that over time volatility will give way to growth exceeding that of other investments. In the recent past, the demand for technology has grown exponentially. Not surprisingly, the stocks of companies

Section 2 How We Manage Your Money
                 developing and utilizing technology have captured both the imagination and the investments of many long-term investors. The Innovation Fund offers these investors a time-tested way of investing in some of the industry's most attractive opportunities for long-term growth while moderating risks introduced by individual securities.

                 Positive Momentum and Positive Surprise

                 The investment philosophy of the Innovation Fund and the International Growth Fund is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI calls this discipline Positive Momentum and Positive Surprise. CCI believes that Positive Momentum in a company's progress plus Positive Surprise in reported results yield superior returns through rising stock prices. In practice, CCI strives to invest in companies that exceed investors' expectations, and sells or avoids those that fall short of those expectations.

                 The funds' teams of investment analysts monitor numerous factors including political and/or economic developments, secular trends, industry and/or group dynamics, and company-specific events to determine which companies are best positioned to benefit in revenue and earnings acceleration. For the International Growth Fund the analysts also monitor macroeconomic factors. Investments are selected on the basis of their potential to exceed consensus forecasts. Companies selected for purchase remain in each fund's portfolio only if they continue to achieve or exceed expectations, and are replaced when business or earnings results are disappointing.

                 In addition to meeting the criteria for potential Positive Momentum and Positive Surprise, thorough fundamental analysis is completed prior to an investment recommendation. Each fund's portfolio management team uses internally-generated reports and pertinent information provided by industry trade groups, individual companies, and reports provided by leading investment research firms. All research is assessed to either confirm or invalidate opinions pertaining to the key elements in a company's analysis.

                 Rittenhouse Growth Fund

                 The Rittenhouse Growth Fund will ordinarily invest at least 65% of its total assets in the equity securities of blue chip companies. Blue chip companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure.

                 From the universe of all stocks traded in the U.S. securities markets, Rittenhouse first identifies companies with an aggregate market capitalization of at least $5 billion under current market conditions and with a financial strength rating of A or better by Standard & Poor's or Value Line. Of those, Rittenhouse selects companies with a history of rising earnings. Then Rittenhouse selects industries with the most attractive potential based upon its evaluation of current market conditions and long-term industry growth trends. Through fundamental analysis, Rittenhouse seeks to invest in the 20-50 stocks within these industries that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.

                 Certain of the Rittenhouse Growth Fund's investment policies may result in reduced taxable distributions and enhanced after-tax returns. Because it invests in stocks with lower dividend yields, the fund expects to distribute little, if any, taxable dividend income. The fund anticipates minimizing realized short-term and long-term capital gains as a result of its low portfolio turnover rate and generally long investment holding periods. Upon selling a stock,
                                              Section 2 How We Manage Your Money

                 Rittenhouse will seek to minimize realized gains by selling shares with the highest cost basis first, and where consistent with the fund's investment objective, offsetting gains with capital losses realized from the sale of other stocks in the portfolio.

                 Portfolio Turnover

                 A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The Innovation Fund and the International Growth Fund expect that the annual portfolio turnover rates for each fund will generally be between 75% and 150%. The Rittenhouse Growth Fund expects its annual portfolio turnover to be between 20% and 30% under normal market conditions, and will generally not exceed 50%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. The Innovation Fund and the International Growth Fund anticipate that they may engage in active trading in securities. Active trading results in the payment by a fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect fund performance.

                 [SUBJECT LOGO] HOW THE PORTFOLIO MANAGERS HAVE PERFORMED

                 The charts and tables below illustrate the historical performance of the portfolio managers' investment strategy for the respective funds. The chart and table for the Innovation Fund present the performance of CCI's Technology Composite, which represents all its managed accounts (totalling $75.2 million) that have substantially the same investment objectives and policies as the Innovation Fund. The chart and table for the International Growth Fund present the performance of CCI's International Composite, which represents all its managed accounts (totalling $75.2 million) that have substantially the same investment objectives and policies as the International Growth Fund. The chart and table for the Rittenhouse Growth Fund present the performance of Rittenhouse's Blended Equity Composite, which represents all its managed accounts (totalling $8.3 billion) that have substantially the same investment objectives and policies as the Rittenhouse Growth Fund.

                 Of course, past performance is no indication of future results, and the charts and tables represent performance of managed accounts and not the performance of the funds.
Section 2 How We Manage Your Money

                 CCI's Technology Composite
                 Growth of a $10,000 Investment 1/1/95--9/30/01


                                  Lipper Science
            CCI's Technology      and Technology           S&P 500
               Composite            Fund Index              Index

 1/95          $  9,309              $  9,789              $ 10,259
 6/95            12,081                12,690                12,021
12/95            13,446                13,857                13,757
 6/96            15,839                14,386                15,145
12/96            16,543                16,203                16,916
 6/97            16,597                17,285                20,403
12/97            17,919                17,472                22,562
 6/98            24,369                20,523                26,558
12/98            31,852                25,675                29,011
 6/99            43,143                32,695                32,604
12/99            86,859                54,919                35,116
 6/00            99,276                59,824                34,971
12/00            78,898                38,293                31,925
 6/01            53,351                29,829                29,787
 9/01            33,710                25,414                18,857

                      CCI's Technology Composite $33,710
               Lipper Science and Technology Fund Index $18,857
                             S&P 500 Index $25,414

                      CCI's Technology Composite Returns

                                                         Average Annual Total Returns
                                                                (as of 9/30/01)
                                                        ..............................
                                                                       Since Composite
                                                                          Inception
                                                        1-Year  5-Year     (1/1/95)
                 ---------------------------------------------------------------------
              On Offer                                  -72.45% 14.20%     19.73%
              .......................................................................
              On NAV                                    -70.77% 15.56%     20.78%
              .......................................................................
              S&P 500 Index                             -26.63% 10.22%     14.81%
              .......................................................................
              Lipper Science and Technology Fund Index  -67.80%  4.24%      9.85%
              .......................................................................

                 As of September 30, 2001, CCI's Technology Composite included eight managed accounts. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the Innovation Fund, which affect fund performance. We assumed that an investor paid a maximum Class
                 A sales charge of 5.75%, and we deducted from CCI's
                 Technology Composite's gross-of-fee returns the Class A gross operating expenses of 1.96% for the fund's most recent fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Composite's inception date is January 1, 1995. The Lipper Science and Technology Fund Index is a managed index that represents the 30 largest funds in the Lipper Science and Technology Fund Category. The S&P 500
                 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the Innovation Fund.
                                              Section 2 How We Manage Your Money

                 CCI's International Composite
                 Growth of a $10,000 Investment 7/1/96--9/30/01

                                                              MSCI
                                      Lipper              All Country
          CCI's International     International              World
               Composite            Fund Index           Index ex USA

 6/96          $  9,174              $  9,663              $  9,657
 6/97            14,947                12,384                11,634
 6/98            19,474                13,080                11,471
 6/99            24,090                13,602                12,650
 6/00            49,095                16,817                14,972
 6/01            33,523                12,741                11,134
 9/01            29,884                11,124                 9,703


                     CCI's International Composite $29,884
                    Lipper International Fund Index $11,124
                 MSCII All Country World Index ex USA $9,703


                  CCI's International Composite Returns

                                                    Average Annual Total Returns (as of 9/30/01)
                                                   .............................................
                                                                                     Since Composite
                                                     1-Year          5-Year         Inception (6/30/96)
                 --------------------------------------------------------------------------------------
              On Offer                                     -42.93%         24.19%               23.19%
              .................................................................................
              On NAV                                       -39.45%         25.67%               24.58%
              .................................................................................
              MSCI All Country World Index ex USA          -29.38%         -0.51%       -        0.58%
              .................................................................................
              Lipper International Fund Index              -28.60%          2.14%                2.05%
              .................................................................................

                 As of September 30, 2001, CCI's International Composite included six managed accounts. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the International Growth Fund, which affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75%, and we deducted from CCI's International Composite's gross-of-fee returns the Class A gross operating expenses of 2.12% for the fund's most recent fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Composite's inception date is June 30, 1996. The MSCI All Country World Index ex USA is a capitalization-weighted index of listed securities in 46 markets around the world, including both developed and emerging markets, but excluding the U.S. The Lipper International Fund Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the International Growth Fund.
Section 2 How We Manage Your Money

                 Rittenhouse's Blended Equity Composite
                 Growth of a $10,000 Investment 1/1/83--9/30/01

                                 Rittenhouse's     Lipper
                S&P                 Blended       Large Cap
                500                 Equity         Growth
               Index               Composite        Index          CPI

1/83         $ 10,000              $  9,425       $ 10,000      $ 10,000
1983           11,002                10,201         11,180        10,034
1984           11,962                11,776         11,171        10,508
1985           14,220                14,641         12,792        10,902
1986           19,573                20,851         17,559        11,148
1987           24,698                25,900         21,054        11,486
1988           22,639                24,189         19,454        11,933
1989           26,748                29,158         22,362        12,527
1990           31,902                33,989         25,726        13,183
1991           36,501                40,229         29,339        13,829
1992           40,528                45,521         33,543        14,269
1993           46,702                50,071         37,771        14,709
1994           47,391                47,999         39,846        15,159
1995           54,769                56,017         43,352        15,508
1996           72,356                72,840         56,043        15,950
1997           86,696                85,648         62,793        16,246
1998          128,308               128,220         90,697        16,615
1999          152,002               146,653        106,579        16,901
2000          179,277               164,338        129,797        17,239
9/01          126,789               120,745         83,501        18,261


                            S&P 500 Index $126,789
                Rittenhouse's Blended Equity Composite $120,745
                     Lipper Large Cap Growth Index $83,501
                                  CPI $18,261


                 Rittenhouse's Blended Equity Composite Returns

                                 Average Annual Total Returns (as of 9/30/01)
                                 ............................................
                                                               Since Composite
                                 1-Year    5-Year   10-Year   Inception (1/1/83)
                 ---------------------------------------------------------------
              On Offer           -32.57%    7.59%   10.40%          14.21%
              ..............................................................
              On NAV             -28.46%    8.87%   11.06%          14.57%
              ..............................................................
              S&P 500 Index      -26.63%   10.22%   12.70%          14.51%
              ..............................................................
              Lipper Large Cap
              Growth             -45.68%    5.73%   10.15%          12.38%
              ..............................................................
              CPI                  2.65%    2.47%    2.65%           3.27%
              ..............................................................

                 As of September 30, 2001, Rittenhouse's Blended Equity Composite included 36,572 managed accounts. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the Rittenhouse Growth Fund, which affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75%, and we deducted from Rittenhouse's Blended Equity Composite's gross-of-fee returns the Class A gross operating expenses of 1.35% for the fund's most recent fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Composite's inception date is January 1, 1983. The Lipper Large Cap Growth Index represents the average annualized returns of the 30 largest funds in the Lipper Large Cap Growth Fund Category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the Rittenhouse Growth Fund.

                 [SUBJECT LOGO] WHAT THE RISKS ARE

                 Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

                 Market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer,
                                              Section 2 How We Manage Your Money
                 the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

                 Foreign investment risk: Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political or economic instability, less publicly available information, exchange rate changes, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. The securities of developing countries involve risks greater than, or in addition to, investing in foreign developed countries.

                 Concentration risk: The Innovation Fund will be concentrated in the securities of companies that develop, service, provide or utilize innovative technologies. This concentration makes the Innovation Fund more susceptible to any single occurrence affecting the industry and may subject the fund to greater market risk than more diversified funds. Companies involved in the technology industry must contend with rapidly changing technology, worldwide competition, rapid obsolescence of products and services, government regulation, high research and development costs, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The stocks of many technology companies have exceptionally high price-to-earnings ratios with little or no earnings histories. In addition, many technology companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

                 Although the following risk factors are not principal risks, they may still affect your investment in a fund:

                 Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.

                 Correlation risk: The U.S. and foreign equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and foreign stocks. Sometimes, however, global trends will cause the U.S. and foreign markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

                 [SUBJECT LOGO] HOW WE MANAGE RISK
                 Time-tested risk management strategies are utilized to help protect your capital during periods of market uncertainty or weakness. These strategies include broad portfolio diversification, investment limitations and hedging. The Innovation Fund and the International Growth Fund also employ a rigorous sell discipline. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.
Section 2 How We Manage Your Money

                 Investment Limitations

                 The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                  . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

                  . 25% in any one industry (except U.S. government securities and, in the case of the Innovation Fund, the securities of companies that use innovative technologies to gain a strategic, competitive advantage in their industries as well as companies that develop, provide and service those technologies).

                 Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

                 A Focus on Blue Chips

                 The Rittenhouse Growth Fund invests primarily in equity securities of blue chip companies. Blue chip companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure. As a result, blue chip companies have historically exhibited less risk and price volatility than companies lacking these high quality characteristics. In addition, the large market of publicly held shares for these companies and substantial trading volume create a high degree of liquidity for their stocks.

                 Hedging and Other Defensive Investment Strategies

                 Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the funds may not achieve their investment objectives.

                 Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to limit the risk of price fluctuations, and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. To protect against foreign currency exchange rate risk, the Innovation Fund and the International Growth Fund may enter into foreign currency hedging transactions, including forward currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts. These funds may also buy or sell foreign currencies. These strategies may reduce fund returns and will benefit the funds largely to the extent we are able to use them successfully. A fund could lose money on futures transactions or an option can expire worthless.
                                              Section 2 How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

                 We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


                 [SUBJECT LOGO] WHAT SHARE CLASSES WE OFFER

                 Class A Shares

                 You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:



                                                                                    Authorized Dealer
                                       Sales Charge as % of  Sales Charge as % of  Commission as % of
               Amount of Purchase      Public Offering Price Net Amount Invested  Public Offering Price

               Less than $50,000              5.75%                 6.10%                 5.00%
                 ..............................................................
               $50,000 but less than
               $100,000                       4.50%                 4.71%                 4.00%
                 ..............................................................
               $100,000 but less than
               $250,000                       3.75%                 3.90%                 3.25%
                 ..............................................................
               $250,000 but less than
               $500,000                       2.75%                 2.83%                 2.50%
                 ..............................................................
               $500,000 but less than
               $1,000,000                     2.00%                 2.04%                 1.75%
                 ..............................................................
               $1,000,000 and over            --/1/                  --                   --/1/

                 ..............................................................

                 1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.


                 Class B Shares

                 You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Section 3 How You Can Buy and Sell Shares

                 Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

               Years Since Purchase    0-1   1-2   2-3   3-4   4-5   5-6   Over 6

               CDSC                    5%    4%    4%    3%    2%    1%     None

                 ..............................................................

                 Class C Shares

                 You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee reimburses Nuveen for paying your financial advisor an ongoing sales commission. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                 Class R Shares

                 You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

                 [SUBJECT LOGO] HOW TO REDUCE YOUR SALES CHARGE

                 We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                 Class A Sales    Class A Sales    Class R
                 Charge           Charge Waivers   Eligibility
                 Reductions       . Certain        . Certain
                 . Rights of        Nuveen           employees
                   accumulation     Defined          and
                                    Portfolio or     directors of
                                    Exchange-        Nuveen or
                                    Traded Fund      employees of
                                    reinvestments    authorized
                                                     dealers
                 . Letter of
                   intent
                 . Group
                   purchase
                                  . Retirement
                                    plans          . Bank trust
                                  . Certain          departments
                                    employees
                                    and
                                    directors of
                                    Nuveen or
                                    employees of
                                    authorized
                                    dealers
                                  . Bank trust
                                    departments

                 In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787.
                 Your financial advisor can also help you prepare any necessary
                                       Section 3 How You Can Buy and Sell Shares
                 application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

                 [SUBJECT LOGO] HOW TO BUY SHARES

                 Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                 Through a Financial Advisor

                 You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for providing ongoing investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                 By Mail

                 You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. No third party checks will be accepted.

                 Investment Minimums

                 The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

                 [SUBJECT LOGO] SYSTEMATIC INVESTING

                 Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic invesment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

                 From Your Bank Account

                 You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.
Section 3 How You Can Buy and Sell Shares

                 From Your Paycheck

                 With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                 Systematic Exchanging

                 You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                 One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

                 [SUBJECT LOGO] SYSTEMATIC WITHDRAWAL

                 If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

                 You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

                 [SUBJECT LOGO] SPECIAL SERVICES

                 To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                 Exchanging Shares

                 You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                 The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.
                                       Section 3 How You Can Buy and Sell Shares

                 The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                 Fund DirectSM

                 The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                 Reinstatement Privilege

                 If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                 [SUBJECT LOGO] HOW TO SELL SHARES

                 You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. You may be assessed a CDSC or a redemption fee, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.
Section 3 How You Can Buy and Sell Shares

                 Through Your Financial Advisor

                 You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                 By Telephone

                 If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                 By Mail

                 You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Your request must include the following information:

                  . The fund's name;

                  . Your name and account number;

                  . The dollar or share amount you wish to redeem;

                  . The signature of each owner exactly as it appears on the account;

                  . The name of the person to whom you want your redemption
                    proceeds paid (if other than to the shareholder of record);

                  . The address where you want your redemption proceeds sent
                    (if other than the address of record);

                  . Any certificates you have for the shares; and

                  . Any required signature guarantees.

                 We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                 Redemptions In-Kind

                 The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                 Redemption Fee Policy

                 Effective January 2, 2002, the International Growth Fund will assess a 2% fee on the proceeds of fund shares redeemed or exchanged by a Market Timer (see definition below) within 90 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the International Growth Fund. The fee is intended to offset the trading costs and fund operating expenses associated

An Important
Note About
Telephone
Transactions

Although
Nuveen
Investor
Services has
certain
safeguards and
procedures to
confirm the
identity of
callers, it
will not be
liable for
losses
resulting from
following
telephone
instructions
it reasonably
believes to be
genuine. Also,
you should
verify your
trade
confirmations
immediately
upon receipt.



An Important
Note About
Involuntary
Redemption

From time to
time, the
funds may
establish
minimum
account size
requirements.
The funds
reserve the
right to
liquidate your
account upon
30 days'
written notice
if the value
of your
account falls
below an
established
minimum. The
funds have set
a minimum
balance of
$100 unless
you have an
active Nuveen
Defined
Portfolio
reinvestment
account. You
will not be
assessed a
CDSC on an
involuntary
redemption.
                                       Section 3 How You Can Buy and Sell Shares
                 with frequent trading. When a Market Timer redeems or exchanges International Growth Fund shares subject to the redemption fee, the fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order.

                 You may be deemed a "Market Timer" if you: (i) redeem out of any Nuveen fund within 30 days of purchase or exchange; or
                 (ii) exchange out of any Nuveen fund within 30 days of purchase or exchange; or (iii) otherwise engage in a trading pattern deemed to be adverse to a Nuveen fund's operations. In the event you are considered a Market Timer, you will receive written notice of such status and will be required to place all subsequent trades directly with Nuveen. In addition to the assessment of a redemption fee, the International Growth Fund imposes certain other restrictions on trading activities by Market Timers. See the Statement of Additional Information for a complete description of these restrictions.
Section 3 How You Can Buy and Sell Shares

Section 4 General Information

                 To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

                 [SUBJECT LOGO] DIVIDENDS, DISTRIBUTIONS AND TAXES

                 The funds intend to pay income dividends and any taxable gains annually.

                 Payment and Reinvestment Options

                 The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at
                 (800) 257-8787.

                 Foreign Income Tax Considerations

                 Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                 Taxes and Tax Reporting

                 The funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

                 Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                 Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

                 Please consult the Statement of Additional Information and your tax advisor for more information about taxes.
                                                   Section 4 General Information

                 Buying or Selling Shares Close to a Record Date

                 Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

                 [SUBJECT LOGO] DISTRIBUTION AND SERVICE PLANS

                 Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

                 Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                 Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

                 [SUBJECT LOGO] NET ASSET VALUE

                 The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

Section 4 General Information

                 In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available the pricing service establishes fair value based on prices of comparable securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the funds, or its designee, may establish a fair value for the security. See the Statement of Additional Information for details.

                 If a fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

                 [SUBJECT LOGO] FUND SERVICE PROVIDERS

                 The custodian of the assets of the funds is JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086. JPMorgan
                 Chase Bank also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, J.P. Morgan Investor Services Co., P.O. Box 660086, Dallas, Texas 75266-0086, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.
                                                   Section 4 General Information

  Section 5 Financial Highlights

                The financial highlights table is intended to help you understand a fund's financial performance for the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

Nuveen Innovation Fund


Class
(Inception
Date)                     Investment Operations           Less Distributions
                      -------------------------------  ------------------------
                                         Net
                                    Realized
                                         and
                             Net  Unrealized                                    Ending
            Beginning Investment  Investment                  Net                  Net
Year Ended  Net Asset     Income        Gain           Investment Capital        Asset     Total
July 31,        Value     (Loss)      (Loss)    Total      Income   Gains Total  Value Return(a)
--------------------------------------------------------------------------------------------------
Class A (12/99)
 2001          $23.27      $(.34)    $(11.27) $(11.61)        $--     $--   $-- $11.66    (49.87)%
 2000(c)        20.00       (.26)       3.53     3.27          --      --    --  23.27     16.30
Class B (12/99)
 2001           23.15       (.48)     (11.17)  (11.65)         --      --    --  11.50    (50.22)
 2000(c)        20.00       (.37)       3.52     3.15          --      --    --  23.15     15.70
Class C (12/99)
 2001           23.17       (.47)     (11.18)  (11.65)         --      --    --  11.52    (50.26)
 2000(c)        20.00       (.37)       3.54     3.17          --      --    --  23.17     15.80
Class R (12/99)
 2001           23.29       (.28)     (11.31)  (11.59)         --      --    --  11.70    (49.72)
 2000(c)        20.00       (.21)       3.50     3.29          --      --    --  23.29     16.45
--------------------------------------------------------------------------------------------------
Class
(Inception
Date)                Ratios/Supplemental Data
            ----------------------------------------------
                                     Ratio of
                                          Net
                                   Investment
                         Ratio of      Income
                         Expenses   (Loss) to
            Ending Net to Average     Average   Portfolio
Year Ended      Assets        Net         Net    Turnover
July 31,         (000)  Assets(b)   Assets(b)        Rate
--------------------------------------------------------------------------------------------------
Class A (12/99)
 2001          $13,958       1.96%      (1.91)%       240%
 2000(c)        22,838       1.89*      (1.82)*       117
Class B (12/99)
 2001           19,196       2.70       (2.66)        240
 2000(c)        33,288       2.63*      (2.56)*       117
Class C (12/99)
 2001           23,813       2.71       (2.66)        240
 2000(c)        39,907       2.60*      (2.53)*       117
Class R (12/99)
 2001            3,461       1.70       (1.66)        240
 2000(c)         4,020       1.51*      (1.47)*       117
--------------------------------------------------------------------------------------------------

 * Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are 1.92%, 2.67%, 2.67% and 1.67 for classes A, B, C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2001 are (1.88)%, (2.63)%, (2.63)% and (1.63)% for
    classes A, B, C and R, respectively.
(c) From commencement of class operations as noted.
Section 5 Financial Highlights

Nuveen International Growth Fund


Class
(Inception
Date)                    Investment Operations           Less Distributions
                      ------------------------------  ------------------------
                                         Net
                                    Realized
                                         and
                             Net  Unrealized                                   Ending
            Beginning Investment  Investment                 Net                  Net
Year Ended  Net Asset     Income        Gain          Investment Capital        Asset     Total
July 31,        Value     (Loss)      (Loss)   Total      Income   Gains Total  Value Return(a)
-------------------------------------------------------------------------------------------------
Class A (12/99)
 2001          $22.93      $(.18)     $(6.53) $(6.71)        $--     $--   $-- $16.22    (29.26)%
 2000(c)        20.00       (.15)       3.08    2.93          --      --    --  22.93     14.65
Class B (12/99)
 2001           22.82       (.34)      (6.45)  (6.79)         --      --    --  16.03    (29.75)
 2000(c)        20.00       (.25)       3.07    2.82          --      --    --  22.82     14.10
Class C (12/99)
 2001           22.82       (.32)      (6.47)  (6.79)         --      --    --  16.03    (29.75)
 2000(c)        20.00       (.24)       3.06    2.82          --      --    --  22.82     14.10
Class R (12/99)
 2001           22.96       (.14)      (6.53)  (6.67)         --      --    --  16.29    (29.05)
 2000(c)        20.00       (.12)       3.08    2.96          --      --    --  22.96     14.80
-------------------------------------------------------------------------------------------------
Class
(Inception
Date)                Ratios/Supplemental Data
            ----------------------------------------------
                                     Ratio of
                                          Net
                                   Investment
                         Ratio of      Income
                         Expenses      (Loss)
            Ending Net to Average  to Average   Portfolio
Year Ended      Assets        Net         Net    Turnover
July 31,         (000)  Assets(b)   Assets(b)        Rate
-------------------------------------------------------------------------------------------------
Class A (12/99)
 2001          $ 7,551       2.12%       (.98)%       224%
 2000(c)        10,676       1.82*      (1.05)*       111
Class B (12/99)
 2001            4,741       2.86       (1.78)        224
 2000(c)         6,435       2.57*      (1.76)*       111
Class C (12/99)
 2001            7,048       2.86       (1.72)        224
 2000(c)         6,925       2.58*      (1.75)*       111
Class R (12/99)
 2001           10,325       1.86        (.78)        224
 2000(c)        14,265       1.50*       (.90)*       111
-------------------------------------------------------------------------------------------------

 * Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are 2.05%, 2.79%, 2.79% and 1.79% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2001 are (.92)%, (1.71)%, (1.65)% and (.71)% for
    classes A, B, C and R, respectively.
(c) From commencement of class operations as noted.
                                                  Section 5 Financial Highlights

Nuveen Rittenhouse Growth Fund


Class
(Inception
Date)                    Investment Operations           Less Distributions
                      ------------------------------  -------------------------
                                         Net
                                    Realized
                                         and
                             Net  Unrealized                                     Ending
            Beginning Investment  Investment                 Net                    Net
Year Ended  Net Asset     Income        Gain          Investment Capital          Asset     Total
July 31,        Value     (Loss)      (Loss)   Total      Income   Gains  Total   Value Return(a)
---------------------------------------------------------------------------------------------------
Class A (12/97)
 2001          $29.09      $(.13)     $(5.04) $(5.17)        $--   $  --  $  --  $23.92    (17.77)%
 2000           25.10       (.12)       4.12    4.00          --    (.01)  (.01)  29.09     15.93
 1999           22.75       (.04)       2.45    2.41          --    (.06)  (.06)  25.10     10.62
 1998(c)        20.00       (.01)       2.76    2.75          --      --     --   22.75     13.75
Class B (12/97)
 2001           28.55       (.33)      (4.91)  (5.24)         --      --     --   23.31    (18.35)
 2000           24.82       (.33)       4.07    3.74          --    (.01)  (.01)  28.55     15.01
 1999           22.66       (.23)       2.45    2.22          --    (.06)  (.06)  24.82      9.86
 1998(c)        20.00       (.11)       2.77    2.66          --      --     --   22.66     13.30
Class C (12/97)
 2001           28.56       (.33)      (4.91)  (5.24)         --      --     --   23.32    (18.35)
 2000           24.84       (.33)       4.06    3.73          --    (.01)  (.01)  28.56     15.01
 1999           22.67       (.23)       2.46    2.23          --    (.06)  (.06)  24.84      9.86
 1998(c)        20.00       (.11)       2.78    2.67          --      --     --   22.67     13.35
Class R (12/97)
 2001           29.29       (.07)      (5.07)  (5.14)         --      --     --   24.15    (17.55)
 2000           25.22       (.05)       4.13    4.08          --    (.01)  (.01)  29.29     16.17
 1999           22.79        .02        2.47    2.49          --    (.06)  (.06)  25.22     10.95
 1998(c)        20.00        .03        2.76    2.79          --      --     --   22.79     13.95
---------------------------------------------------------------------------------------------------
Class
(Inception
Date)                Ratios/Supplemental Data
            ----------------------------------------------
                                     Ratio of
                                          Net
                                   Investment
                         Ratio of      Income
                         Expenses      (Loss)
            Ending Net to Average  to Average   Portfolio
Year Ended      Assets        Net         Net    Turnover
July 31,         (000)  Assets(b)   Assets(b)        Rate
---------------------------------------------------------------------------------------------------
Class A (12/97)
 2001         $106,264       1.35%       (.50)%        35%
 2000          121,610       1.35        (.45)         28
 1999          101,080       1.27        (.18)         22
 1998(c)        43,092       1.35*       (.09)*         4
Class B (12/97)
 2001          239,203       2.10       (1.26)         35
 2000          287,993       2.10       (1.20)         28
 1999          222,156       2.01        (.93)         22
 1998(c)        81,823       2.10*       (.84)*         4
Class C (12/97)
 2001          167,272       2.10       (1.25)         35
 2000          190,520       2.10       (1.20)         28
 1999          146,927       2.01        (.93)         22
 1998(c)        43,260       2.10*       (.84)*         4
Class R (12/97)
 2001           40,995       1.10        (.25)         35
 2000           49,256       1.10        (.19)         28
 1999           45,211       1.03         .08          22
 1998(c)        37,664       1.10*        .20*          4
---------------------------------------------------------------------------------------------------

 * Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) From commencement of class operations as noted.
Section 5 Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

Large-Cap Value Fund
European Value Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona                       Louisiana                  North Carolina
California/2/                 Maryland                   Ohio
Colorado                      Massachusetts/2/           Pennsylvania
Connecticut                   Michigan                   Tennessee
Florida                       Missouri                   Virginia
Georgia                       New Jersey                 Wisconsin
Kansas                        New Mexico
Kentucky                      New York/2/


Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen and NIAC. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549. The funds' Investment Company file number is 811-08333.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2.   Long-term and insured long-term portfolios.

NUVEEN
   Investments

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

Prospectus . November 28, 2001

                                                                     NUVEEN
                                                                     Investments




                                    NUVEEN
                                 Select Stock
                                     FUND



A portfolio of stocks with strong growth potential based upon what the fund believes will be the investment themes that underlie stock market leadership over the next twelve to eighteen months.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                            A Nuveen Equity Fund

New Photo TK


Table of Contents

Section 1       The Fund

This section provides you with an overview of the fund including investment objectives, expenses and portfolio holdings.
Introduction                                                              1
 ...........................................................................
Nuveen Select Stock Fund                                                  2
 ...........................................................................

Section 2       How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                      4
 ...........................................................................
What Types of Securities We Invest In                                     5
 ...........................................................................
How We Select Investments                                                 6
 ...........................................................................
What the Risks Are                                                        7
 ...........................................................................
How We Manage Risk                                                        8
 ...........................................................................

Section 3       How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                               9
 ...........................................................................
How to Reduce Your Sales Charge                                          10
 ...........................................................................
How to Buy Shares                                                        11
 ...........................................................................
Systematic Investing                                                     11
 ...........................................................................
Systematic Withdrawal                                                    12
 ...........................................................................
Special Services                                                         12
 ...........................................................................
How to Sell Shares                                                       13
 ...........................................................................

Section 4       General Information

This section summarizes the fund's distribution policies and other general fund information.

Dividends, Distributions and Taxes                                       15
 ...........................................................................
Distribution and Service Plan                                            16
 ...........................................................................
Net Asset Value                                                          16
 ...........................................................................
Fund Service Providers                                                   17
 ...........................................................................

Section 5       Financial Highlights

This section provides the fund's financial performance since inception.

Nuveen Select Stock Fund                                                 18
 ...........................................................................

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

 . Investment Strategy

 . Risks

 . Fees, Charges and Expenses

 . Shareholder
  Instructions

 . Performance and
  Current Portfolio
  Information

                                                               November 28, 2001
Section 1  The Fund

                           Nuveen Select Stock Fund



Introduction

This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.












NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE          NO BANK GUARANTEE

                                                       Section 1  The Funds    1

Nuveen Select Stock Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide long-term capital growth.

How the Fund Pursues Its Objective

The fund will normally invest substantially all (at least 80%) of its assets in the 25-35 stocks that represent the most attractive portfolio from the companies included in the "Peroni Select Stock List." The Peroni Select Stock List is based upon the research of Nuveen's Director of Equity Research, Eugene E. Peroni, Jr. which combines a bottom-up evaluation of technical characteristics with a top-down thematic analysis of broad fundamental trends.

The stocks in the Peroni Select Stock List represent the 40-60 companies with the strongest growth potential based upon technical research and the investment themes that Mr. Peroni believes will underlie stock market leadership over the next 12 to 18 months. When selecting stocks from this list, the fund seeks to diversify its portfolio across sectors and to achieve an attractive return/risk profile. The fund's investment process does not emphasize a particular investment style or market capitalization. The fund may invest a portion of its assets in securities of foreign issuers traded in U.S. securities markets.

What are the Risks of Investing in the Fund?

The fund exposes you to market risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. The fund may be exposed to additional market risk because it may be concentrated in certain industry sectors and it is a non-diversified fund. As a result, the fund is more susceptible to any single monetary, regulatory or economic occurrence and to the financial condition of individual industries or issuers in which it invests. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

     .    a growth stock portfolio;

     .    the higher potential returns of a concentrated stock portfolio;

     .    to meet long-term financial goals.

You should not invest in this fund if you are:

     . unwilling to accept share price fluctuation, including the possibility of sharp price declines;

     .    seeking regular income;

     .    investing to meet short-term financial goals.

Fund Performance/Cost of Investment

Fund Performance

Fund performance is not included in this prospectus because the fund has not been effective for a full calendar year.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/1/
Paid Directly From Your Investment


Share Class                                    A               B              C              R2
--------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchase                                   5.75%/3/         None           None           None
 ..................................................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                        None            None           None           None
 ..................................................................................................
Exchange Fees                                  None            None           None           None
 ..................................................................................................
Deferred Sales Charge/4/                       None/3/           5%/5/          1%/6/        None
 ..................................................................................................

Annual Fund Operating Expenses/7/
Paid From Fund Assets

Share Class                                    A               B              C              R
--------------------------------------------------------------------------------------------------
Management Fees                                1.10%           1.10%          1.10%          1.10%
 ..................................................................................................
12b-1 Distribution and Service Fees            0.25%           1.00%          1.00%            --%
 ..................................................................................................
Other Expenses                                20.60%          20.64%         20.64%         20.60%
 ..................................................................................................
Total Operating Expenses*                     21.95%          22.74%         22.74%         21.70%
 ..................................................................................................

     * Total operating expenses provided in the above table do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses through July 31, 2002 in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets of any class of fund shares. Such expense limitation reduced the actual operating expenses for the most recent fiscal year to the levels provided below. The expense limitation may be modified at any time.
 ................................................................................

After Expense Reimbursements

                                             A               B              C              R
 ................................................................................................
     Expense Reimbursements               (20.40%)        (20.45%)       (20.45%)       (20.40%)
 ................................................................................................
     Total Operating Expenses--Net          1.55%           2.29%          2.29%          1.30%
 ................................................................................................

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                                 Redemption                                    No Redemption
Share Class            A          B          C         R                A          B         C         R
----------------------------------------------------------------------------------------------------------
  1 Year          $ 2,468    $ 2,383    $ 2,072    $1,989          $ 2,468    $ 2,072    $ 2,072    $1,989
 ..........................................................................................................
  3 Years         $ 5,347    $ 5,338    $ 5,179    $5,025          $ 5,347    $ 5,179    $ 5,179    $5,025
 ..........................................................................................................
  5 Years         $ 7,332    $ 7,318    $ 7,282    $7,133          $ 7,332    $ 7,282    $ 7,282    $7,133
 ..........................................................................................................
 10 Years         $10,002    $10,003    $10,024    $9,993          $10,002    $10,003    $10,024    $9,993
 ..........................................................................................................

2  Section 1 The Fund

How the Fund Is Invested as of 7/31/01

Portfolio Allocation

Equity                                                 100%
 ...........................................................
Cash Equivalents                                        --%
 ...........................................................

Top 10 Stock Holdings/8/

Johnson & Johnson                                      4.5%
 ...........................................................
Hillenbrand Industries, Inc.                           4.1%
 ...........................................................
Cabot Corporation                                      4.1%
 ...........................................................
Allergan, Inc.                                         3.9%
 ...........................................................
eBay, Inc.                                             3.9%
 ...........................................................
Waste Management, Inc.                                 3.9%
 ...........................................................
Eaton Corporation                                      3.8%
 ...........................................................
Johnson Controls, Inc.                                 3.8%
 ...........................................................
Stryker Corporation                                    3.7%
 ...........................................................
Quest Diagnostics Incorporated                         3.6%
 ...........................................................

Sector Diversification (Top 5)/9/

Capital Goods                                         29.0%
 ...........................................................
Healthcare                                            19.9%
 ...........................................................
Technology                                            15.6%
 ...........................................................
Consumer Cyclicals                                    14.2%
 ...........................................................
Financials                                             8.8%
 ...........................................................


1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

4. As a percentage of lesser of purchase price or redemption proceeds.

5. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.

6. Class C shares redeemed within one year of purchase are subject to a 1%
   CDSC.

7. Long-term holders of Class B and C shares may pay more in 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

8. As a percentage of the fund's stock holdings. Holdings will vary.

9. As a percentage of the fund's stock holdings. Holdings will vary. Sectors may consist of multiple industries.

Investing in a Concentrated Stock Portfolio


The fund pursues a concentrated approach to investing in stocks. Focus or concentrated funds invest in a limited number of stocks (typically less than 50) as an explicit part of their investment policies. By enabling the portfolio manager to invest in stocks that represent his best ideas, these funds offer the potential for higher returns than funds with more broadly diversified investment portfolios, but with commensurately higher risk. Consequently, these funds are best suited to investors looking to supplement their core portfolio holdings with a potentially higher return/higher risk investment.

                                                           Section 1 The Fund  3

Section 2 How We Manage Your Money

To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Fund

Nuveen Institutional Advisory Corp. ("NIAC"), the fund's investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. NIAC has overall responsibility for management of the fund. NIAC manages the fund's portfolio and business affairs and provides certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIM advisers are wholly-owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $75 billion in assets.

NIAC has selected Eugene E. Peroni, Jr. to serve as the portfolio manager of the fund. Mr. Peroni is responsible for the day-to-day management of the fund's portfolio. Mr. Peroni joined Nuveen in 1999 and is currently Vice President, Director of Equity Research. Prior to being employed by Nuveen, Mr. Peroni served as Senior Vice President, Director of Technical Research of Janney Montgomery Scott LLC.




4 Section 2  How We Manage Your Money

For providing these services, NIAC is paid an annual fund management fee according to the following schedule:


Average Daily Net Assets       Management Fee
---------------------------------------------
For the first $125 million            1.1000%
---------------------------------------------
For the next $125 million             1.0875%
---------------------------------------------
For the next $250 million             1.0750%
---------------------------------------------
For the next $500 million             1.0625%
---------------------------------------------
For the next $1 billion               1.0500%
---------------------------------------------
For assets over $2 billion            1.0250%
---------------------------------------------

As a result of a voluntary waiver by NIAC, the fund did not pay a management fee for the most recent fiscal year.

The fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.

What Types of Securities We Invest In

The fund's investment objective may not be changed without shareholder approval. The fund's investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Equity Securities

Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity characteristics. Convertible bonds and debentures must be rated at least BBB by Standard & Poor's, Duff & Phelps, or Fitch IBCA, Inc., or Baa by Moody's Investors Service when purchased.

Foreign Securities

The fund may invest up to 20% of its assets in equity securities of foreign issuers that are traded in United States securities markets and American Depositary Receipts ("ADRs") or other types of depositary receipts denominated in U.S. dollars. ADR's represent indirect ownership interests in securities of foreign issuers. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are -- Foreign investment risk").

Short-term Investments

Under normal market conditions, the fund may invest up to 20% of its assets in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.



                                           Section 2 How We Manage Your Money  5

How We Select Investments

Investing in Market Leaders for Capital Growth

The fund will invest substantially all (at least 80%) of its assets in a portfolio of 25-35 stocks of companies included in the Peroni Select Stock List. The Peroni Select Stock List is chosen using a time-tested strategy that combines bottom-up evaluation of a stock's technical characteristics with a top-down, thematic investment approach. The stocks in the Peroni Select Stock List represent the 40-60 most attractive companies from those sectors well positioned to benefit from the investment themes Mr. Peroni believes will underlie stock market leadership over the next 12 to 18 months.

Mr. Peroni and Nuveen's Technical Equity Research Group currently cover over 1,500 companies world-wide whose stocks are actively traded on a U.S. exchange. From this universe, a bottom-up evaluation identifies approximately 500-600 stocks with strong future growth potential based upon their technical characteristics. These characteristics include the stock's current price relative to an integral support level, the strength of investor money flows and the sector's relative attractiveness. This bottom-up evaluation is then blended with a top-down, thematic analysis of market psychology as well as broad economic, monetary and political trends to identify those current and emerging investment themes most likely to underlie long-term (generally 12 to 18 months) market leadership. From the 100-200 companies well-positioned to benefit from these identified themes, the most attractive 40-60 investment opportunities are then chosen for the Peroni Select Stock List. This investment process does not emphasize a particular investment style or market capitalization.

When selecting stocks for the fund from this list, the portfolio manager will evaluate an individual security's potential contribution and risk to the portfolio's return. The manager will also consider investing across a range of sectors in order to diversify holdings and limit investment risk. The portfolio manager will continually monitor stocks in the fund's portfolio and may sell a stock if its price rises too far above its integral support level, the strength of the stock or sector deteriorates, or a more attractive investment opportunity is identified.

Portfolio Turnover

The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund's portfolio turnover rate will primarily be determined by changes to the Peroni Select Stock List. The fund anticipates that its annual portfolio turnover rate will generally not exceed 60%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year.


6  Section 2  How We Manage Your Money

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

Market risk: As a mutual fund investing its assets in stocks, the fund is subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Concentration risk: The fund is classified as "non-diversified." As a result, the fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by its own investment restrictions and by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the fund may invest a relatively high percentage on its assets in a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. From time to time, the Peroni Select Stock List and, as a result, the fund, may be concentrated in the securities of certain industry sectors, including industries in the technology sector.

Although the following risk factors are not principal risks, they may still affect your investment in the fund:

Inflation risk: Like all mutual funds, the fund is subject to inflation risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

Foreign investment risk: Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities are more volatile than U.S. stocks due to such factors as political or economic instability, less publicly available information, exchange rate changes, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.



                                           Section 2 How We Manage Your Money  7

How We Manage Risk

We use time-tested risk management strategies designed to help protect your capital during periods of market uncertainty or weakness: broad portfolio diversification and a rigorous sell discipline. While we use these strategies to control or reduce risk, there is no assurance that we will succeed.

Investment Limitations

The fund has adopted certain investment limitations that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. In addition, as a non-fundamental policy, the fund may not have more than 5% of its total assets in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 50% of the fund's total assets). Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

Hedging and Other Defensive Investment Strategies

The fund may invest up to 100% of its assets in cash and cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the fund may not achieve its investment objective.

Although these are not principal investment strategies, we may also use various investment strategies designed to limit the risk of price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. These strategies may reduce fund returns and will benefit the fund largely to the extent we are able to use them successfully. The fund could lose money on futures transactions or an option can expire worthless.



8  Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer


Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of the fund's average daily assets which compensates your financial advisor for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the fund is as follows:



                                                                                             Authorized Dealer
                                             Sales Charge as % of    Sales Charge as % of    Commission as % of
Amount of Purchase                           Public Offering Price   Net Amount Invested     Public Offering Price
------------------------------------------------------------------------------------------------------------------
Less than $50,000                                    5.75%                  6.10%                    5.00%
------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                       4.50%                  4.71%                    4.00%
------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                      3.75%                  3.90%                    3.25%
------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                      2.75%                  2.83%                    2.50%
------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                    2.00%                  2.04%                    1.75%
------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                                   --/1/                  --/1/                    --/1/
------------------------------------------------------------------------------------------------------------------


/1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1.00% of the fund's average daily assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.



                                   Section 3  How You Can Buy and Sell Shares  9

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase   0-1     1-2     2-3     3-4     4-5     5-6     Over 6
-----------------------------------------------------------------------------
CDSC                    5%      4%      4%      3%      2%      1%      None
-----------------------------------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of the fund's average daily assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee reimburses Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on either your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge       Class A Sales Charge        Class R Eligibility
Reductions                 Waivers

 . Rights of accumulation   . Nuveen Defined Portfolio  . Certain employees and
 . Letter of intent           or Exchange-Traded          directors of Nuveen or
 . Group purchase             Fund reinvestment           employees of
                                                         authorized dealers

                           . Retirement plans          . Bank trust departments

                           . Certain employees and
                             directors of Nuveen or
                             employees of
                             authorized dealers

                           . Bank trust departments


In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility


10 Section 3 How You Can Buy and Sell Shares requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for ongoing investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or exchanging shares from another identically registered mutual fund account of the same share class (simply complete the appropriate section of the account application form). Systematic investing may also make you eligible for reduced sales charges.




                                   Section 3 How You Can Buy and Sell Shares  11

The minimum automatic deduction is $50 per month. There is no charge to participate in the fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing.

From Your Bank Account

You can make systematic investments of $50 or more per by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck

With your employer;s consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging

You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.



12 Section 3 How You Can Buy and Sell Shares

The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund Direct/SM/

The Fund Direct Program allows you to link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Advisor

You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this.



                                   Section 3 How You Can Buy and Sell Shares  13

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Your request must include the following information:


 . The fund's name;
 . Your name and account number;
 . The dollar or share amount you wish to redeem;
 . The signature of each owner exactly as it appears on the account;
 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
 . The address where you want your redemption proceeds sent (if other than the address of record);
 . Any certificates you have for the shares; and . Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund presently has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.



14 Section 3 How You Can Buy and Sell Shares

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The fund pays income dividends and any taxable capital gains once a year in December.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Foreign Income Tax Considerations

Investment income that the fund receives from its foreign investments may be subject to foreign income taxes, which generally will reduce the fund's distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The fund's distributions are taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the fund holds its assets). Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Taxable dividends do not generally qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, at the then current rate.


                                               Section 4 General Information  15

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Distribution and Service Plan

Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the



16  Section 4 General Information
value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.


In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. When price quotes are not readily available, the fund establishes a fair value.

Fund Service Providers

The custodian of the assets of the fund is JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086. JPMorgan Chase Bank also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, J.P. Morgan Investor Services Co., P.O. Box 660086, Dallas, Texas 75266-0086, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                                   Section 4 General Information

Section 5    Financial Highlights

The financial highlights table is intended to help you understand the fund's financial performance for the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

Nuveen Select Stock Fund


Class
(Inception
Date)                              Investment Operations               Less Distributions
                             ---------------------------------    ------------------------------
                                                  Net
                                             Realized                                               Ending
                 Beginning          Net    Unrealized                    Net                           Net
Year Ended       Net Asset   Investment    Investment             Investment    Capital              Asset        Total
July 31,             Value       Income   Gain (Loss)    Total        Income      Gains    Total     Value    Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A
   2001 (c)         $20.00       $(.12)       $(9.46)   $(9.58)         $ --       $ --     $ --    $10.42      (47.90)%

Class B
   2001 (c)          20.00        (.21)        (9.44)    (9.65)           --         --        --    10.35      (48.20)

Class C
   2001 (c)          20.00        (.21)        (9.44)    (9.65)           --         --        --    10.35      (48.20)

Class R
   2001 (c)          20.00        (.10)        (9.46)    (9.56)           --         --        --    10.44      (47.80)
-----------------------------------------------------------------------------------------------------------------------

                                      Ratios/Supplemental Data
                    -----------------------------------------------------------
                                                       Ratio of
                                                            Net
                                       Ratio of      Investment
                        Ending         Expenses       Income to
                           Net       to Average         Average       Portfolio
Year Ended              Assets              Net             Net        Turnover
July 31,                 (000)        Assets(b)       Assets(b)           Ratio
-------------------------------------------------------------------------------
Class A
   2001(c)                 $13           1.55%*        (1.11)%*            102%

Class B
   2001(c)                  13            2.30*         (1.87)*            102

Class C
   2001(c)                  13            2.30*         (1.87)*            102

Class R
   2001(c)                 861            1.31*          (.87)*            102
------------------------------------------------------------------------------

  *    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are 1.55%*, 2.29%*, 2.29%* and 1.30%* for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are (1.10)%*, (1.86)%*, (1.86)%* and (.86)%* for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.




18  Section 5  Financial Highlights

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

Large-Cap Value Fund
European Value Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona              Louisiana              North Carolina
California/2/        Maryland               Ohio
Colorado             Massachusetts/2/       Pennsylvania
Connecticut          Michigan               Tennessee
Florida              Missouri               Virginia
Georgia              New Jersey             Wisconsin
Kansas               New Mexico
Kentucky             New York/2/


Several additional sources of information are available to you. The Statement of Additional information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the Nuveen Select Stock Fund's policies and operation. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of these materials or other fund information; or ask your financial adviser for copies.

You may also obtain this and other fund information, including the codes of ethics adopted by the fund, Nuveen and NIAC directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549. The fund's Investment Company file number is 811-08333.

Nuveen Investments

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com


1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.



                                                                    EPR-FR 11-01

Statement of Additional Information
November 28, 2001
Nuveen Investment Trust II
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN INNOVATION FUND
NUVEEN INTERNATIONAL GROWTH FUND
NUVEEN RITTENHOUSE GROWTH FUND
NUVEEN SELECT STOCK FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments ("Nuveen"), or from the Funds by written request to the ap-plicable Fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086, or by calling 800-257-8787. This Statement of Additional Informa-tion relates to, and should be read in conjunction with, the Prospectus for the Nuveen Innovation Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund, dated November 28, 2001 and the Prospectus for the Nuveen Select Stock Fund, dated November 28, 2001.

Table of Contents                                                         Page
------------------------------------------------------------------------------
General Information                                                        B-2
------------------------------------------------------------------------------
Investment Policies and Restrictions                                       B-2
------------------------------------------------------------------------------
Investment Policies and Techniques                                         B-4
------------------------------------------------------------------------------
Management                                                                B-27
------------------------------------------------------------------------------
Fund Manager and Sub-Advisers                                             B-34
------------------------------------------------------------------------------
Portfolio Transactions                                                    B-36
------------------------------------------------------------------------------
Net Asset Value                                                           B-39
------------------------------------------------------------------------------
Tax Matters                                                               B-40
------------------------------------------------------------------------------
Performance Information                                                   B-45
------------------------------------------------------------------------------
Additional Information on the Purchase and Redemption of Fund Shares and
 Shareholder Programs                                                     B-53
------------------------------------------------------------------------------
Distribution and Service Plans                                            B-67
------------------------------------------------------------------------------
Independent Public Accountants, Custodian and Transfer Agent              B-69
------------------------------------------------------------------------------
Financial Statements                                                      B-69
------------------------------------------------------------------------------
General Trust Information                                                 B-70
------------------------------------------------------------------------------
Appendix A--Ratings of Investments                                         A-1
------------------------------------------------------------------------------

The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports accompany this State-ment of Additional Information.

                              GENERAL INFORMATION

The Nuveen Innovation Fund (the "Innovation Fund"), Nuveen International Growth Fund (the "International Fund"), Nuveen Rittenhouse Growth Fund (the "Ritten-house Fund") and Nuveen Select Stock Fund (the "Select Stock Fund") (individu-ally a "Fund" and collectively, the "Funds") are open-end management investment companies and are series of the Nuveen Investment Trust II (the "Trust"). The Innovation Fund, International Fund and Rittenhouse Fund are diversified funds. The Select Stock Fund is a non-diversified fund. Each series of the Trust rep-resents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, four series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940, which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless ap-proved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions
The investment objective and certain fundamental investment policies of the Funds are described in the Prospectuses for the Funds. The Funds, as a funda-mental policy, may not, without the approval of the holders of a majority of the shares of the Funds:

(1) With respect to 75% of the total assets of the Innovation Fund, Interna-tional Fund and Rittenhouse Fund, individually, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of a Fund's total assets would be invested in securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that is-suer.

(2) With respect to the Innovation Fund, International Fund and Select Stock Fund, borrow money, except that a Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures and options), pro-vided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

(3) With respect to the Rittenhouse Fund, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing, provided that the combination of (i) and
(ii) shall not exceed 33 1/3% of the value of the Fund's total assets (includ-ing the amount borrowed), less the Fund's liabilities (other than borrowings).

(4) Act as an underwriter of another issuer's securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Secu-rities Act of 1933 in connection with the purchase and sale of portfolio secu-rities.

(5) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under a Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(6) Purchase or sell physical commodities unless acquired as a result of owner-ship of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, or other derivative instru-ments, or from investing in securities or other instruments backed by physical commodities).

(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from pur-chasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(8) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(9) Purchase the securities of any issuer if, as a result, 25% or more of a Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry; except that this restric-tion shall not be applicable to: (1) securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof; (2) the Innovation Fund in regards to its concentration of more than 25% of its assets in compa-nies that use innovative technologies to gain a strategic, competitive advan-tage in their industries as well as companies that develop, provide and service those technologies; and (3) the Select Stock Fund in regards to its possible concentration of more than 25% of its assets in companies in a given industry if the Peroni Select Stock List (or any successor stock list that the Select Stock Fund may utilize) is also concentrated in such industry.

Except for restriction (3) that relates exclusively to the Rittenhouse Fund, the foregoing restrictions and limitations will apply only at the time of pur-chase of securities, and the percentage limitations will not be considered vio-lated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment ob-jective of each Fund and certain other policies specifically identified in the applicable Prospectus, cannot be changed without approval by holders of a "ma-jority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Funds may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain secu-rities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing se-curities on margin.

(3) With respect to the Innovation Fund, International Fund and Select Stock Fund, pledge, mortgage or hypothecate any assets owned by a Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of a Fund's total assets at the time of the borrowing or investment.

(4) With respect to the Innovation Fund, International Fund and Select Stock Fund, purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

(5) With respect to the Rittenhouse Fund, purchase securities of open-end and closed-end investment companies except in compliance with the Investment Com-pany Act of 1940.

(6) With respect to the Innovation Fund, International Fund and Select Stock Fund, enter into futures contracts or related options if more than 30% of a Fund's net assets would be represented by futures contracts or more than 5% of a Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(7) With respect to the Rittenhouse Fund, enter into futures contracts or re-lated options if more than 30% of the Fund's net assets would be represented by such instruments or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contacts and related options.

(8) Invest in direct interests in oil, gas or other mineral exploration pro-grams or leases; however, a Fund may invest in the securities of issuers that engage in these activities.

(9) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of a Fund's assets falls be-low 300% of its borrowings, the Fund will reduce its borrowings within 3 busi-ness days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(10) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund's net assets would be invested in illiquid securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectuses for the Funds.

Equity Securities for the Rittenhouse Fund

Under normal market conditions, the Rittenhouse Fund invests primarily in eq-uity securities of blue chip companies. Equity Securities for the Rittenhouse Fund include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with eq-uity characteristics. The Rittenhouse Fund expects to be substantially fully invested in Equity Securities under normal market conditions, and will invest at least 65% of its total assets in Equity Securities which do not include war-rants or rights to purchase common stock.

Convertible securities for the Rittenhouse Fund must be rated A or higher by Moody's Investors Service ("Moody's"), Standard & Poor's ("S&P"), or Fitch, Inc. ("Fitch") when purchased. A general description of ratings may be found in Appendix A.

In addition, the Rittenhouse Fund may invest up to 15% of its net assets in eq-uity securities of foreign issuers, either directly in U.S. market-traded secu-rities of those issuers or indirectly through investments in American Deposi-tary Receipts ("ADRs") or other instruments denominated in U.S. dollars, as de-scribed in "Foreign Securities" below.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities
The Innovation Fund and International Fund may invest up to 35% of their total assets and the Select Stock Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of their total assets, in cash equivalents, money market funds and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or determined by the portfolio manager to be of comparable quality, and having a maturity of one year or less. For temporary defensive purposes and to keep cash on hand fully invested, the Rittenhouse Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities. Cash equivalents and short-term fixed income securities must be from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and must have a maturity of one year or less. Such securities include, without limitation, the following: Short-term taxable fixed income securities are defined to include, without limitation, the following;

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either is-sued or guaranteed by the U.S. Treasury or by U.S. government agencies or in-strumentalities. U.S. government agency securities include securities issued by
(a) the Federal Housing Administration, Farmers Home Administration, Export-Im-port Bank of the United States, Small Business Administration, and the Govern-ment National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obliga-tions of the agency or instrumentality; and (d) the Student Loan Marketing As-sociation, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agen-cies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and in-strumentalities do not guarantee the market value of their securities, and con-sequently, the value of such securities may fluctuate. In addition, each Fund other than the Rittenhouse Fund, may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay princi-pal and interest in a timely manner may be affected by a number of factors, in-cluding its cash flow situation, the extent of its foreign reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the rela-tive size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

(2) Each Fund may invest in certificates of deposit issued against funds depos-ited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally ne-gotiable. If such certificates of deposit are non-negotiable, they will be con-sidered illiquid securities and be subject to the Fund's 15% restriction on in-vestments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully in-sured.

(3) Each Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "ac-cepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Nuveen Innovation Fund may invest in Eurodollar certificates of depos-it, which are certificates of deposit issued by foreign banks that are denomi-nated in U.S. dollars.

(5) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the securi-ty, it simultaneously agrees to resell and redeliver the security to the sell-er, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and re-flects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agen-cies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repur-chase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the under-lying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(6) Each Fund may invest in bank time deposits, which are monies kept on de-posit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be re-duced.

(7) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corpo-rations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no second-ary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corpo-ration's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Innovation Fund, International Fund and Select Stock Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody's, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality. The Rittenhouse Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or better by Moody's, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of compara-ble quality.

Foreign Securities
Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is de-nominated and tends to increase when the value of the U.S. dollar falls against such currency.

Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the re-ports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regula-tion of foreign brokers, securities markets and issuers; diplomatic develop-ments; and political or social instability. Foreign economies may differ favor-ably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than com-parable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities repre-senting indirect ownership interests in the securities of foreign issuers. How-ever, the Rittenhouse Fund and Select Stock Fund may only purchase depositary receipts denominated in U.S. dollars. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other cur-rencies and are designed for use in European and other markets. ADRs are re-ceipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. For purposes of a Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the under-lying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the se-curities of foreign issuers, such as changes in foreign currency risks. Howev-er, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period.

Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the un-derlying ordinary shares that trade in the issuer's home market. An ADR, de-scribed above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are de-positary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary receipts may be available through "sponsored" or "unsponsored" fa-cilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications re-ceived from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

The Funds may also invest directly in the securities of foreign issuers. The Innovation Fund may invest up to 15% of its assets in securities which are traded principally in securities markets outside the U.S. and may invest with-out limit in securities of foreign issuers that are traded in U.S. markets. The International Fund may invest up to 100% of its assets in the securities of foreign issuers. The Select Stock Fund may invest up to 20% of its assets in equity securities of foreign issuers that are traded in U.S. security markets, ADRs, or other depositary receipts denominated in U.S. dollars. The Rittenhouse Fund may invest up to 15% of its net assets in equity securities of foreign is-suers, either directly in equity securities of those issuers traded in U.S. se-curities markets, or indirectly in ADRs or other instruments denominated in U.S. dollars that permit indirect investment in foreign securities. The foreign issuers in which the Rittenhouse Fund invests are generally large-capitaliza-tion companies having characteristics similar to those the Fund seeks in in-vestments in U.S. issuers listed on U.S. exchanges.

In considering whether to invest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particu-lar company, differences between economic trends, and the performance of secu-rities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

The Innovation Fund and International Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities. Such Funds also may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, the Innovation Fund and the International Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the country) of the issuer).

The investments of the Innovation Fund and International Fund may be allocated among securities denominated in the currencies of a number of foreign coun-tries and, within each such country, among different types of securities. The percentage of assets invested in securities of a particular country or denomi-nated in a particular currency will vary in accordance with the portfolio man-ager's assessment of the country's gross domestic product, purchasing power parity and market capitalization and the relationship of a country's currency to the United States dollar.

Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instru-ments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in a Fund's ability to act upon economic events occurring in for-eign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin require-ments than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

The Innovation Fund and International Fund may invest in Eurodollar convertibles. Eurodollar convertibles are fixed-income securities of a foreign issuer that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for specified equity securities.

Emerging Markets. The Innovation Fund and International Fund may invest in companies located in developing countries. The risks of investing in foreign securities are particularly high when securities of issuers based in develop-ing (or "emerging market") countries are involved. Investing in emerging mar-ket countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Re-patriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerg-ing market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illi-quidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government mo-nopolies, any of which may have a detrimental effect on a Fund's investment.

Additional risks of investing in emerging market countries may include: cur-rency exchange rate fluctuations; greater social, economic and political un-certainty and instability (including the risk of war); more substantial gov-ernmental involvement in the economy; less governmental supervision and regu-lation of the securities markets and participants in those markets; unavaila-bility of currency hedging techniques in certain emerging market countries;
the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or policies of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment op-portunities.

In addition, emerging securities markets may have different clearance and set-tlement procedures, which may be unable to keep pace with the volume of securi-ties transactions or otherwise make it difficult to engage in such transac-tions. Settlement problems may cause a Fund to miss attractive investment op-portunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible li-ability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities. The Innovation Fund and International Fund may invest a portion of their assets in securities of issuers located in Russia and in other Eastern European coun-tries. The political, legal and operational risks of investing in the securi-ties of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expro-priation and confiscatory taxation. The communist governments of a number of Eastern European countries appropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no as-surance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are character-ized by an absence of developed legal structures governing private and foreign investments and private property.

In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's as-sets invested in such country. To the extent such governmental or quasi-govern-mental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through inter-mediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with invest-ing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include: (a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of cor-ruption, insider trading, and crime in the Russian economic system; (c) diffi-culties associated in obtaining accurate market valuations of many Russian se-curities, based partly on the limited amount of publicly available information;
(d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the eco-nomic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

A risk of particular note with respect to direct investment in Russian securi-ties is the way in which ownership of shares of companies is normally record-ed. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the reg-ister or, in certain limited circumstances, by formal share certificates. How-ever, there is no central registration system for shareholders and these serv-ices are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest contin-ues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on regis-trars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the secu-rities in the event of loss of share registration.

Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not al-ways been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the regis-trar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's portfolio manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Currency Risks. To the extent that a Fund invests in securities that are de-nominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, a Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, a Fund's investments de-nominated in that currency will tend to increase in value because that cur-rency is worth more U.S. dollars. The exchange rates between the U. S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, specula-tion, and other economic and political conditions. Although each Fund values its assets daily in U.S. dollars, a Fund may not convert its holdings of for-eign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may re-alize a profit on the difference between the price at which the Fund buys and sells currencies. A Fund may engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.


Small and Medium Market Capitalizations
The Funds may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less sea-soned companies may present greater opportunities for growth but also may in-volve greater risks than customarily are associated with more established com-panies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These compa-nies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may other-wise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemp-tions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the num-ber of relatively small positions it holds in securities having limited li-quidity in order to minimize its exposure to such risks, to minimize transac-tion costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capital-izations. Whether a U.S. issuer's market capitalization is medium is deter-mined by reference to the capitalization for all issuers whose equity securi-ties are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be re-garded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater fi-nancial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Technology Risks
The Innovation Fund is concentrated in the technology sector and the Select Stock Fund may be concentrated in this sector. There are risks associated with investments in this sector, and an investment in a

Fund concentrated in this sector should be made with an understanding of the characteristics of the technology industry and the risks which such an invest-ment may entail.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer-related equipment, computer networks, communications systems, telecommunications products, electronic prod-ucts and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is character-ized by rapidly changing technology, rapid product obsolescence, cyclical mar-ket patterns, evolving industry standards and frequent new product introduc-tions. The success of certain issuers of the equity securities included in a Fund concentrated in the technology sector depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the equity securities included in a Fund concentrated in the technology sector will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on the trading history of common stocks, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technol-ogy common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market vol-atility may adversely affect the market price of the equity securities held in a Fund concentrated in the technology sector.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the fu-ture suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the per-formance of the personal computer, electronics and telecommunications indus-tries. There can be no assurance that these customers will place additional or-ders, or that an issuer of equity securities held by a Fund concentrated in the technology sector will obtain orders of a similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of equity securities held in a Fund concentrated in the technology sector.

Many technology companies rely on a combination of patents, copyrights, trade-marks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the equity securities held by a Fund concentrated in the technology sector to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technolo-gies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as priva-cy, pricing, characteristics, and quality of Internet products and services.

Hedging Strategies

General Description of Hedging Strategies
Each Fund may engage in hedging activities. The portfolio manager may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings. The Rittenhouse Fund may also use for-ward contracts to hedge holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative in-struments to manage the risks of its assets. Risk management strategies in-clude, but are not limited to, facilitating the sale of Fund securities, estab-lishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as foreign securities. The use of derivative instruments may pro-vide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securi-ties and Exchange Commission (the "SEC"), the several options and futures ex-changes upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's net assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is out-standing, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securi-ties in order to satisfy its obligation under the option to deliver such secu-rities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

Federal Income Tax Treatment of Options
In the case of transactions involving "nonequity options," as defined in Code
Section 1256, a Fund will treat any gain or loss arising from the lapse, clos-ing out or exercise of such positions as 60% long-term and 40% short-term capi-tal gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or in-dexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Stock Index Options
Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write cov-ered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by de-livery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock in-cluded in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite In-dex or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

Each Fund's use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effec-tively hedge all or a portion of the securities in its portfolio, in anticipa-tion of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the cor-relation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the ef-fective return on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. A Fund will not enter into Futures Contracts which are prohib-ited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instru-ment (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was orig-inally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a par-ticular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custo-dian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be sig-nificantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on mar-gins that may range upward from less than 5% of the value of the Futures Con-tract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an in-crease in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit ex-ceeds the required margin, the broker will pay the excess to the Fund. In com-puting daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a pur-chase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would pre-sumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and sub-jecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the Nasdaq-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an off-setting purchase or sale of a futures option of the same series.

Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Con-tract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a par-tial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, a Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying ob-ligation. Such segregated assets will be marked-to-market daily, and addi-tional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on the portfolio manager's ability to correctly predict the movement in prices of Futures Con-tracts and the underlying instruments, which may prove to be incorrect. In ad-dition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional informa-tion, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship be-tween the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be in-creased participation by speculators in the futures markets. This participa-tion also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, each Fund is required to recognize as income, for each taxable year, its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Future Contracts are held as stock in trade or inventory of the Fund (such Future Contracts are referred to as the "Excepted Futures Contracts"), as well as gains and losses actually re-alized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is consid-ered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract. Under certain circumstances, the recognition of losses may be required to be deferred to a later taxable year.

Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

 Risks and Special Considerations Concerning Derivatives

  The use of derivative instruments involves certain general risks and consid-erations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

  (1) Market Risk. Market risk is the risk that the value of the underlying as-sets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of lever-age and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of deriv-ative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and com-modities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any partic-ular strategy adopted will succeed. A decision to engage in a derivative trans-action will reflect the portfolio manager's judgment that the derivative trans-action will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

  (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clear-ing agency, which is the issuer or counterparty to each exchange-traded instru-ment, provides a guarantee of performance. For privately-negotiated instru-ments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could re-sult in a loss of the expected benefit of the derivative transactions and pos-sibly other losses to the Fund. A Fund will enter into transactions in deriva-tive instruments only with counterparties that their respective portfolio man-ager reasonably believes are capable of performing under the contract.

  (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the under-lying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a de-rivative instrument used in a short hedge (such as writing a call option, buy-ing a put option or selling a futures contract) increased by less than the de-cline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the in-vestments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using in-struments on indices will depend, in part, on the degree of correlation be-tween price movements in the index and the price movements in the investments being hedged.

  (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its funda-mental value. Generally, exchange contracts are very liquid because the ex-change clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instru-ments other than purchase options). If a Fund is unable to close out its posi-tions in such instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvanta-geous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid second-ary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

  (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceabil-ity of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. De-spite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

  (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus cre-ating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Hedging Instruments

Foreign Currency Transactions. The Innovation Fund and International Fund may engage in foreign currency forward contracts, options, and futures transac-tions. A Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If a Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, a Fund may also be required to make a variation margin deposit because the value of futures con-tracts fluctuates from purchase to maturity. In addition, a Fund may segregate assets to cover its futures contracts obligations.

Forward Foreign Currency Exchange Contracts. The Innovation Fund and Interna-tional Fund may enter into forward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward foreign cur-rency exchange contracts whenever it determines that it is in the Fund's best interest to do so. A Fund will not speculate in foreign currency exchange.

A Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denomi-nated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, a Fund will not enter into a forward foreign currency exchange con-tract with a term longer than one year.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exer-cise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although pur-chasing a foreign currency option can protect a Fund against an adverse move-ment in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund held securities denomi-nated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that pur-chase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated be-tween the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign cur-rency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is sub-ject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed suffi-ciently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency rela-tive to the U. S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no re-lationship to the investment merits of a foreign security. Because foreign cur-rency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the under-lying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign curren-cies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quota-tion information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the ex-tent that the U. S. options markets are closed while the markets for the under-lying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures con-tracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency ex-change contracts. A Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of for-ward foreign currency exchange contracts.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as de-scribed above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures con-tracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Other Investment Policies and Techniques

Delayed-Delivery Transactions
Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and pay-ment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the pur-chase and settlement, no payment is made by a Fund to the issuer and no inter-est is accrued on debt securities or dividend income is earned on equity secu-rities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of a Fund's other assets. While secu-rities purchased in delayed-delivery transactions may be sold prior to the set-tlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

Each Fund will maintain in a segregated account cash, U.S. government securi-ties, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if nec-essary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account de-scribed above, sale of other securities, or, although it would not normally ex-pect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obliga-tion).

Illiquid Securities
Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities in-clude, but are not limited to, restricted securities (securities the disposi-tion of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repur-chase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the ap-plicable adviser of a Fund the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such deter-minations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the applicable adviser of a Fund to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; the method of soliciting offers; and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration state-ment. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it de-cided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appre-ciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advis-able, if any, to protect liquidity.

Short Sales Against the Box
When the applicable portfolio manager believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. Each Fund will limit its transactions in short sales against the box to 5% of its net assets. In addition, each Fund (other than the Rittenhouse Fund) will limit its transactions such that the value of the secu-rities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
The Innovation Fund, International Fund and the Select Stock Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. For the Innovation Fund, International Fund and the Select Stock Fund, of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. The Rittenhouse Fund does not intend to invest more than 5% of its net assets in warrants. Investing in warrants is purely speculative in that they have no voting rights, pay no divi-dends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a spe-cific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the is-suer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Lending of Portfolio Securities
Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also re-ceive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Investment Companies
Each Fund may invest in shares of other investment companies to the extent per-mitted by the Investment Company Act of 1940. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another in-vestment company subjects the Funds to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the asso-ciated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those af-filiated with the Fund or its investment adviser, may subject the Fund to over-lapping fees and expenses that may be payable to the adviser or its affiliates.

Portfolio Turnover
The portfolio turnover rates for the Innovation Fund and the International Fund for the 2001 fiscal year were 240% and 224%, respectively. These rates were significantly higher than the previous year rates of 117% and 111%, respective-ly. This increase in portfolio turnover was largely due to the recent downturn in the stock market and the Funds' strong sell discipline. The Funds expect that the portfolio turnover rates should return to more normal levels, as set forth in the Prospectus, during the current fiscal year.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Funds under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested per-sons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested per-sons" of the Trust indicated by an asterisk.

-------------------------------------------------------------------------------------
                            Date of       Position and         Principal Occupations
      Name and Address       Birth     Offices with Trust     During Past Five Years
-------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*    3/28/49 Chairman, President and Chairman (since July
 333 West Wacker Drive               Trustee                 1996) and Director,
 Chicago, IL 60606                                           formerly Executive Vice
                                                             President, of The John
                                                             Nuveen Company (from
                                                             March 1992 to July 1996)
                                                             and of Nuveen
                                                             Investments; Director
                                                             and Chairman (since July
                                                             1996), formerly
                                                             Executive Vice President
                                                             (from May 1994 to July
                                                             1996) of Nuveen
                                                             Institutional Advisory
                                                             Corp and Nuveen Advisory
                                                             Corp.; Chairman and
                                                             Director (since January
                                                             1997) of Nuveen Asset
                                                             Management, Inc.;
                                                             Director (since 1996) of
                                                             Institutional Capital
                                                             Corporation; Chairman
                                                             and Director of
                                                             Rittenhouse Financial
                                                             Services Inc. (since
                                                             1999); Chief Executive
                                                             Officer (since September
                                                             1999) of Nuveen Senior
                                                             Loan Asset Management
                                                             Inc.

-------------------------------------------------------------------------------------
 James E. Bacon              2/27/31 Trustee                 Business consultant;
 114 W. 47th St.                                             retired. Formerly,
 New York, NY 10036                                          Director Lone Star
                                                             Industries, Inc. (1992-
                                                             1999).

-------------------------------------------------------------------------------------
 William E. Bennett         10/16/46 Trustee                 Retired, previously
 55 West Monroe Street                                       President and C.E.O. of
 Chicago, IL 60606                                           Draper & Kramer, Inc.
                                                             (real estate).

-------------------------------------------------------------------------------------
 Jack B. Evans              10/22/48 Trustee                 President, The Hall-
 115 Third Street, S.E.                                      Perrine Foundation, a
 Cedar Rapids, IA 52401                                      private philanthropic
                                                             corporation (since
                                                             1996); formerly,
                                                             President and Chief
                                                             Operating Officer, SCI
                                                             Financial Group, Inc.,
                                                             (a regional financial
                                                             services firm).

-------------------------------------------------------------------------------------

 William L. Kissick          7/29/32 Trustee                 Professor, School of
 University of Pennsylvania                                  Medicine and the Wharton
 3615 Chestnut Street                                        School of Management and
 Philadelphia, PA 19104                                      former Chairman, Leonard
                                                             Davis Institute of
                                                             Health Economics,
                                                             University of
                                                             Pennsylvania.

-------------------------------------------------------------------------------------

 Thomas E. Leafstrand       11/11/31 Trustee                 Retired, previously,
 412 W. Franklin                                             Vice President in charge
 Wheaton, IL 60187                                           of Municipal
                                                             Underwriting and Dealer
                                                             Sales at The Northern
                                                             Trust Company.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                       Date of     Position and        Principal Occupations
   Name and Address     Birth   Offices with Trust    During Past Five Years
-------------------------------------------------------------------------------
 Sheila W. Wellington   2/24/32 Trustee            President (since 1993) of
 250 Park Avenue                                   Catalyst (a not-for-profit
 New York, NY 10003                                organization focusing on
                                                   women's leadership
                                                   development in business and
                                                   the professions).

-------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President     Vice President of Nuveen
 333 West Wacker Drive          and Treasurer      Investments (January 1999);
 Chicago, IL 60606                                 prior thereto, Assistant
                                                   Vice President (January
                                                   1997); formerly, Associate
                                                   of Nuveen Investments; Vice
                                                   President and Treasurer
                                                   (since September 1999) of
                                                   Nuveen Senior Loan Asset
                                                   Management Inc.; Chartered
                                                   Financial Analyst.

-------------------------------------------------------------------------------
 Michael S. Davern      6/26/57 Vice President     Vice President of Nuveen
 333 West Wacker Drive                             Advisory Corp. (since
 Chicago, IL 60606                                 January 1997); prior
                                                   thereto, Vice President and
                                                   Portfolio Manager (since
                                                   September 1991) of Flagship
                                                   Financial.

-------------------------------------------------------------------------------
 Susan M. DeSanto        9/8/54 Vice President     Vice President of Nuveen
 333 West Wacker Drive                             Advisory Corp. (since August
 Chicago, IL 60606                                 2001); previously, Vice
                                                   President of Van Kampen
                                                   Investment Advisory Corp.
                                                   (since 1998); prior thereto,
                                                   Assistant Vice President of
                                                   Van Kampen Investment
                                                   Advisory Corp. (since 1994).

-------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President     Vice President of Nuveen
 333 West Wacker Drive                             Investments; Vice President
 Chicago, IL 60606                                 (since January 1998) of
                                                   Nuveen Advisory Corp. and
                                                   Nuveen Institutional
                                                   Advisory Corp.

-------------------------------------------------------------------------------
 William M. Fitzgerald   3/2/64 Vice President     Vice President of Nuveen
 333 West Wacker Drive                             Advisory Corp. (since
 Chicago, IL 60606                                 December 1995); Assistant
                                                   Vice President of Nuveen
                                                   Advisory Corp. (from
                                                   September 1992 to December
                                                   1995); Chartered Financial
                                                   Analyst.
-------------------------------------------------------------------------------
 Stephen D. Foy         5/31/54 Vice President and Vice President of Nuveen
 333 West Wacker Drive          Controller         Investments; Vice President
 Chicago, IL 60606                                 (since September 1999) of
                                                   Nuveen Senior Loan Asset
                                                   Management Inc.; Certified
                                                   Public Accountant.

-------------------------------------------------------------------------------
 J. Thomas Futrell       7/5/55 Vice President     Vice President of Nuveen
 333 West Wacker Drive                             Advisory Corp.; Chartered
 Chicago, IL 60606                                 Financial Analyst.
-------------------------------------------------------------------------------
 Richard A. Huber       3/26/63 Vice President     Vice President of Nuveen
 333 West Wacker Drive                             Institutional Advisory Corp.
 Chicago IL 60606                                  (since March 1998) and
                                                   Nuveen Advisory Corp. (since
                                                   January 1997); prior
                                                   thereto, Vice President and
                                                   Portfolio Manager of
                                                   Flagship Financial.

-------------------------------------------------------------------------------
 Steven J. Krupa        8/21/57 Vice President     Vice President of Nuveen
 333 West Wacker Drive                             Advisory Corp.
 Chicago IL 60606

-------------------------------------------------------------------------------
 David J. Lamb          3/22/63 Vice President     Vice President (since March
 333 West Wacker Drive          (Since 2000)       2000) of Nuveen Investments,
 Chicago, IL 60606                                 previously Assistant Vice
                                                   President (since January
                                                   1999), prior thereto,
                                                   Associate of Nuveen
                                                   Investments; Certified
                                                   Public Accountant.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                         Date of    Position and        Principal Occupations
    Name and Address      Birth  Offices with Trust    During Past Five Years
-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of Nuveen
                                                     Investments; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Vice President and
                                                     Assistant Secretary (since
                                                     January 1997) of Nuveen
                                                     Asset Management, Inc.;
                                                     Assistant Secretary of The
                                                     John Nuveen Company; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management Inc.
-------------------------------------------------------------------------------
 Edward F. Neild, IV      7/7/65 Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997 of Nuveen
 Chicago IL 60606                                    Advisory Corp.),
                                                     previously Assistant Vice
                                                     President (since September
                                                     1996 of Nuveen Advisory
                                                     Corp.), Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.

-------------------------------------------------------------------------------

 Gifford R. Zimmerman     9/9/56 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel,
                                                     previously Assistant
                                                     General Counsel of Nuveen
                                                     Investments; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Assistant Secretary
                                                     of The John Nuveen
                                                     Company; Vice President
                                                     and Assistant Secretary
                                                     (since September 1999) of
                                                     Nuveen Senior Loan Asset
                                                     Management Inc.; Chartered
                                                     Financial Analyst.

--------------------------------------------------------------------------------

William L. Kissick and Timothy R. Schwertfeger serve as members of the Execu-tive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust are trustees of 15 open-end and closed-end funds ad-vised by NIAC and two funds advised by Nuveen Senior Loan Asset Management Inc. ("NSLAM"). None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates.

Mr. Schwertfeger is a director or trustee, as the case may be, of 104 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

The following table sets forth compensation paid by the Trust to each of the trustees who are not designated as "interested persons" during the Trust's fis-cal year ended July 31, 2001 and the total compensation that the Nuveen Funds paid to such trustees during that one year period. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve with-out any compensation from the Trust.

                                                                      Total
                                                                  Compensation
                                       Aggregate     Deferred      from Trust
                                      Compensation Compensation     and Fund
                                        from the   Payable from  Complex Paid to
      Name of Trustee                  Trust (1)   the Trust (2)  Trustees (3)
      ---------------                 ------------ ------------- ---------------
      James E. Bacon.................    $3,596       $6,371         $47,000
      William E. Bennett (/4/).......    $2,385       $2,264         $23,000
      Jack B. Evans..................    $5,713       $4,227         $47,000
      William L. Kissick.............    $6,554       $3,401         $47,000
      Thomas E. Leafstrand...........    $5,713       $4,072         $49,600
      Sheila W. Wellington...........    $1,281       $8,427         $47,000

--------

(1) The compensation paid (but not including amounts deferred) to the indepen-dent trustees for the fiscal year ended July 31, 2001 for services to the Trust.

(2) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

(3) Based on the compensation paid (including any amounts deferred) to the in-dependent trustees for the fiscal year ended July 31, 2001 for services to the 15 open-end and closed-end funds advised by NIAC and the two funds ad-vised by NSLAM.

(4) Mr. Bennett was appointed to the Board on January 31, 2001.

Each trustee who is not affiliated with NIAC receives a $35,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as in-vestment adviser or manager and a $1,000 fee per day plus expenses for atten-dance at all meetings held on a day on which a regularly scheduled Board meet-ing is held, a $500 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, a $100 fee per day plus ex-penses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends, and a $200 fee per day plus ex-penses for attendance in person or by telephone at a meeting of the Dividend Committee. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen or its affiliates.

The John Nuveen Company ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic ac-tivities of their community. These programs include a matching contributions program and a direct contributions program.

The independent trustees of the funds managed by the NIAC are eligible to par-ticipate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also el-igible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

As of November 9, 2001, the officers and trustees of the Funds, in the aggre-gate, own less than 1% of the shares of each Fund.

As of November 9, 2001, JNC owns 100% of the outstanding shares of the Select Stock Fund. Accordingly, JNC has the ability to significantly influence the outcome of any item voted on by shareholders of the Fund. JNC will be deemed to control the Select Stock Fund so long as it owns more than 25% of the Fund's voting securities.

The following table sets forth the percentage ownership of each person, who, as of November 9, 2001, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
Nuveen Innovation Fund
 Class R Shares................ American Express Trust Co.              37.30%
                                Amer Exp. Trust Ret. Ser. Pl.
                                c/o Pat Brown
                                50534 AXP Financial Center
                                Minneapolis, MN 55474
                                Donald A. Chiboncas                      8.30%
                                51 Milbank Rd
                                Fairfield, CT 06430
 Class A Shares................ Merrill Lynch, Pierce, Fenner & Smith   25.04%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class B Shares................ Merrill Lynch, Pierce, Fenner & Smith   20.59%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class C Shares................ Merrill Lynch, Pierce, Fenner & Smith   20.57%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
Nuveen International Growth
 Fund                           The John Nuveen Company                 78.56%
 Class R Shares...............  333 W. Wacker Dr.
                                Chicago, Illinois 60606
                                American Express Trust Co                5.03%
                                Amer Exp Trust Ret Ser Pl
                                c/o Pat Brown
                                50534 AXP Financial Center
                                Minneapolis, MN 55474
 Class A Shares...............  Merrill Lynch, Pierce, Fenner & Smith   49.19%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484
 Class B Shares...............  Merrill Lynch, Pierce, Fenner & Smith   51.13%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484
 Class C Shares...............  Merrill Lynch, Pierce, Fenner & Smith   78.33%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484
Nuveen Rittenhouse Growth Fund
 Class R Shares...............  George W. Connell                       60.94%
                                The Rittenhouse Trust Co.
                                3 Radnor Corporate Center
                                100 Matsonford Rd.
                                Radnor, PA 19087
                                American Express Trust Co                9.66%
                                Amer Exp Trust Ret Ser Pl
                                c/o Pat Brown
                                PO Box 5350534
                                AXP Financial Center
                                Minneapolis, MN 55474
 Class A Shares...............  Merrill Lynch, Pierce, Fenner & Smith   30.65%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class B Shares...............  Merrill Lynch, Pierce, Fenner & Smith   47.48%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
 Class C Shares................ Merrill Lynch, Pierce, Fenner & Smith   49.21%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484

Nuveen Select Stock Fund
 Class R Shares................ The John Nuveen Company                   100%
                                333 W. Wacker Dr.
                                Chicago, IL 60606
 Class A Shares................ The John Nuveen Company                   100%
                                333 W. Wacker Dr.
                                Chicago, IL 60606
 Class B Shares................ The John Nuveen Company                   100%
                                333 W. Wacker Dr.
                                Chicago, IL 60606
 Class C Shares................ The John Nuveen Company                   100%
                                333 W. Wacker Dr.
                                Chicago, IL 60606

                         FUND MANAGER AND SUB-ADVISERS

Fund Manager
Nuveen Institutional Advisory Corp. ("NIAC") acts as the manager of each Fund, with responsibility for the overall management of each Fund. NIAC is a Dela-ware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Innovation Fund and International Fund, NIAC has entered into a Sub-Advisory Agreement with Columbus Circle Investors ("CCI") under which CCI, subject to NIAC's supervision, manages the Funds' investment portfolios. For the Rittenhouse Fund, NIAC has entered into a Sub-Advisory Agreement with Rit-tenhouse Financial Services, Inc. ("Rittenhouse") under which Rittenhouse, subject to NIAC's supervision, manages the Rittenhouse Fund's investment port-folio. NIAC manages the Select Stock Fund's investment portfolio. NIAC is also responsible for managing each Fund's business affairs and providing day-to-day administrative services to each Fund. For additional information regarding the management services performed by NIAC, CCI and Rittenhouse, see "Who Manages the Fund(s)" in the applicable Prospectus.

NIAC is a wholly-owned subsidiary of Nuveen Investments ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of each Fund's shares. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and defined portfolios. Founded in 1898, Nuveen is a subsidiary of JNC which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through sub-sidiaries.

For the fund management services and facilities furnished by NIAC, each Fund has agreed to pay an annual management fee at rates set forth in the applica-ble Prospectus under "Who Manages the Fund(s)." In addition, NIAC may agree to waive all or a portion of its management fee or reimburse certain expenses of each Fund as specified in the Prospectus. Any expense limitation may be waived at any time. In addition to the management fee, each Fund also pays its por-tion of the Nuveen Investment Trust II's general administrative expenses allo-cated in proportion to its net assets. All fees and expenses are accrued daily and deducted before payment of dividends to investors. The following table sets forth the management fees (net of expenses reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NIAC for the three most recent fiscal years.

                         Amount of Management Fees (Net
                         of Expense Reimbursements by        Amount of Fees Waived and
                         NIAC)                               Expenses Reimbursed by NIAC
                         ----------------------------------- -------------------------------
                         8/1/98-    8/1/99-       8/1/00-    8/1/98- 8/1/99-     8/1/00-
                         7/31/99    7/31/00       7/31/01    7/31/99 7/31/00     7/31/01
                         ---------- ----------    ---------- ------- --------    -----------
Nuveen Innovation Fund..        N/A $  377,125/1/ $  917,361     N/A $ 57,200/1/ $       --
Nuveen International
 Growth Fund............        N/A $   12,831/1/ $  396,791     N/A $157,005/1/ $     2,574
Nuveen Rittenhouse
 Growth Fund............ $3,090,596 $4,817,323    $5,169,160 $10,536 $149,870    $       --
Nuveen Select Stock
 Fund...................        N/A        N/A    $      --      N/A      N/A    $197,318/2/

--------

/1/For the period from December 20, 1999 (inception) through the fiscal year ended July 31, 2000.
/2/For the period from September 29, 2000 (inception) through the fiscal year ended July 31, 2001.

The Funds, the other Nuveen funds, NIAC, the sub-advisers and other related entities have adopted codes of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from en-gaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed be-fore the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Advisers
CCI was founded in 1975 and is located at Metro Center, One Station Place, Stamford, CT 06902. Under the Sub-Advisory Agreement for the Innovation Fund and International Fund, CCI is compensated by NIAC for its investment advisory services with respect to the Innovation Fund and International Fund. Under a Sub-Advisory Agreement with NIAC, CCI manages the investment portfolio of the Innovation Fund and International Fund. CCI is an investment management firm organized as a general partnership. CCI has two partners: CCIP LLC and Colum-bus Circle Investor Management Inc. The predecessors of CCI, including the Co-lumbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), com-menced operations in 1975. CCI is registered as an investment advisor with the Securities and Exchange Commission.

At the center of CCI's equity investment strategy is its theory of Positive Momentum and Positive Surprise. This theory asserts that a good company doing better than generally expected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, CCI attempts to manage the Funds with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.

Investment decisions made by CCI are generally made by one or more committees, although Anthony Rizza and Clifford G. Fox have primary responsibility for the day-to-day management of the Innovation Fund and International Fund, respec-tively. Mr. Rizza was the portfolio manager for the Pimco Innovation Fund from 1994 to 1999. The Pimco Innovation Fund was named Mutual Fund Magazine's 1998 Fund of the Year.

Out of the fund management fee, NIAC pays CCI a portfolio management fee based on the daily net assets of the applicable Fund for which it serves as the portfolio manager, according to the following base schedule:

                                                        Innovation International
      Daily Net Assets                                  Fund       Fund
      ----------------                                  ---------- -------------
      For the first $1 billion.........................   0.37%        0.30%
      For assets over $1 billion.......................   0.30%        0.25%

CCI provides continuous advice and recommendations concerning the Innovation Fund's and International Fund's investments, and is responsible for selecting the broker/dealers who execute the portfolio transactions. CCI also serves as investment advisor to pension and profit-sharing plans, and other institu-tional and private investors. As of October 31, 2001, CCI had approximately $3.6 billion under management.

Rittenhouse is an institutional investment management firm based in Radnor, Pennsylvania with over 20 years of experience and approximately $17 billion in assets under management as of September 30, 2001. Rittenhouse is a wholly owned subsidiary of The John Nuveen Company. Under the Sub-Advisory Agreement, Rit-tenhouse is compensated by NIAC for its investment advisory services to the Rittenhouse Fund.

Out of the fund management fee, NIAC pays Rittenhouse a portfolio management fee based on the daily net assets of the Rittenhouse Fund at an annual rate as set forth below:

                                                                     Rittenhouse
      Daily Net Assets                                               Fund
      ----------------                                               -----------
      For the first $500 million....................................    0.35%
      For assets over $500 million..................................    0.30%

Rittenhouse provides continuous advice and recommendations concerning the Rit-tenhouse Fund's investments, and is responsible for selecting the broker-deal-ers who execute the portfolio transactions. In executing such transactions, Rittenhouse seeks to obtain the best net result for the Rittenhouse Fund. Rit-tenhouse also serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors.

The following table sets forth the fees paid by NIAC to CCI and Rittenhouse for the funds for which they serve as sub-advisors:

                                              Amount Paid by NIAC to Sub-
                                              Advisor
                                              ---------------------------------
                                              8/1/98-    8/1/99-     8/1/00-
                                              7/31/99    7/31/00     7/31/01
                                              ---------- ----------  ----------
Nuveen Innovation Fund.......................        N/A $  163,520* $  339,134
Nuveen International Growth Fund.............        N/A $   50,393* $  114,020
Nuveen Rittenhouse Growth Fund............... $1,298,035 $2,044,634  $2,116,670

--------
* For the period December 20, 1999 (inception) through the fiscal year ended July 31, 2000.

Select Stock Fund Portfolio Manager
NIAC has selected Eugene E. Peroni, Jr. to serve as the portfolio manager of the Select Stock Fund. Mr. Peroni is responsible for the day-to-day management of the Fund's portfolio. Mr. Peroni joined Nuveen in 1999 and is currently Vice President, Director of Equity Research. Mr. Peroni is widely recognized as one of Wall Street's most respected investment strategists whose insights and rec-ommendations are frequently sought by the Wall Street Journal, CNBC, Bloomberg TV and Nightly Business Report. Over a quarter century of ongoing research and analysis has shown Mr. Peroni that investors' trading behavior may help reveal emerging investment themes that can power the future growth potential of indi-vidual stocks, industry sectors and the overall market.

                             PORTFOLIO TRANSACTIONS

CCI is responsible for decisions to buy and sell securities for the Innovation Fund and International Fund, Rittenhouse is responsible for such decisions for The Rittenhouse Fund and NIAC is responsible for such decisions for the Select Stock Fund. CCI, Rittenhouse and NIAC are also responsible for the applicable Fund, for the placement of the Funds' se-curities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the alloca-tion of portfolio brokerage and principal business. It is the policy of CCI, Rittenhouse and NIAC to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research serv-ices provided to the respective advisor and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio se-curities purchased from an underwriter or dealer may include underwriting com-missions and dealer spreads. The Funds may pay mark-ups on principal transac-tions. In selecting broker-dealers and in negotiating commissions, CCI, Rit-tenhouse and NIAC consider, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial con-dition. Brokerage will not be allocated based on the sale of a Fund's shares.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another bro-ker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) fur-nishing analyses and reports concerning issuers, industries, securities, eco-nomic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, CCI, Rittenhouse and NIAC con-sider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capa-bility, performance, and financial responsibility. Accordingly, the commis-sions charged by any such broker may be greater than the amount another firm might charge if CCI, Rittenhouse or NIAC determine in good faith that the amount of such commissions is reasonable in relation to the value of the re-search information and brokerage services provided by such broker to CCI, Rit-tenhouse or NIAC or a Fund. CCI, Rittenhouse and NIAC believe that the re-search information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement, if applicable, provide that such higher commissions will not be paid by a Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to CCI or Rit-tenhouse under the Sub-Advisory Agreements are not reduced as a result of re-ceipt by either NIAC, Rittenhouse or CCI of research services.

CCI, Rittenhouse and NIAC place portfolio transactions for other advisory ac-counts managed by them. Research services furnished by firms through which each Fund effects its securities transactions may be used by CCI, Rittenhouse and NIAC in servicing all of their accounts; not all of such services may be used by CCI, Rittenhouse or NIAC in connection with a Fund. CCI, Rittenhouse and NIAC believe it is not possible to measure separately the benefits from re-search services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, CCI, Rittenhouse and NIAC believe such costs to each Fund will not be dispro-portionate to the benefits received by a Fund on a continuing basis. CCI, Rit-tenhouse and NIAC seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and an-other advisory account. In some cases, this procedure could have an adverse ef-fect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by CCI, Rittenhouse and NIAC are the respective investment objec-tives, the relative size of portfolio holdings of the same or comparable secu-rities, the availability of cash for investment and the size of investment com-mitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years.

                                               Aggregate Amount of
                                               Brokerage Commissions
                                               -----------------------------
                                               8/1/98-  8/1/99-     8/1/00-
                                               7/31/99  7/31/00     7/31/01
                                               -------- --------    --------
Nuveen Innovation Fund........................      N/A $ 56,928/1/ $156,376
Nuveen International Growth Fund..............      N/A $189,463/1/ $375,376
Nuveen Rittenhouse Growth Fund................ $347,720 $287,252    $284,308
Nuveen Select Stock Fund......................      N/A      N/A    $  6,055/2/

--------
/1/For the period December 20, 1999 (inception) through the fiscal year ended
  July 31, 2000.
/2/For the period September 29, 2000 (inception) through the fiscal year ended
  July 31, 2001.

The aggregate dollar amount of brokerage commissions paid by the Innovation Fund and International Fund increased for the most recent fiscal year signifi-cantly from the commissions paid during the prior fiscal year. This was due, in part, to an increase in portfolio turnover. During the fiscal year ended July 31, 2001, the Innovation Fund, International Fund, Rittenhouse Fund, and Select Stock Fund paid to brokers as commissions in return for research services $112,861, $375,376, $231,377 and $6,055, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $366,571,800, $164,006,410, $220,208,025, and $4,058,204, respectively.

The Funds have acquired during the fiscal year ended July 31, 2001 the securi-ties of their regular brokers or dealers as defined in rule 10b-1 under the In-vestment Company Act of 1940 or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds' aggregate holdings of the securities of each issuer as of close of the fiscal year ended July 31, 2001:

                                                      Aggregate Fund
                                                      Holdings of Broker/Dealer
                                                      or Parent
Fund                         Broker/Dealer Issuer     (as of July 31, 2001)
----                         ------------- ---------- -------------------------
Nuveen International Growth
 Fund....................... Dresdner Bank Allianz AG         $841,310

                                NET ASSET VALUE

Each Fund's net asset value per share is determined separately for each class of a Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Indepen-dence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities at-tributable to that class (including the class's pro rata portion of the Fund's liabilities), and dividing by the total number of shares of that class out-standing. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type se-curities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Fixed- income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are read-ily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indi-cations as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining matu-rities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a se-curity is initially valued at its acquisition cost, and thereafter amortiza-tion of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its dele-gate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without reg-istration under the Securities Act of 1933) for which a pricing service is un-able to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the secu-rity after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valua-tions are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calcu-lated is significantly different from the previous day's calculated value.

If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment com-pany. In order to qualify as a regulated investment company, each Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders.

First, each Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securi-ties loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from op-tions, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, each Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated in-vestment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, each Fund will not be subject to federal in-come tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capi-tal gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addi-tion, to the extent a Fund timely distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment com-panies." Each Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax. A Fund may retain for investment its net capital gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its share-holders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purpos-es, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of such includible gains and the tax deemed paid by such shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been in-curred in the succeeding year.

If a Fund engages in hedging transactions involving financial futures and op-tions, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be care-fully considered. Any dividend or distribution declared shortly after a pur-chase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or dis-tribution and will be subject to federal income tax to the extent it is a dis-tribution of ordinary income or capital gain.

In any taxable year of a Fund, distributions from the Fund, other than distri-butions which are designated as capital gains dividends, will to the extent of the earnings and profits on the Fund, constitute dividends for Federal income tax purposes which are taxable as ordinary income to shareholders. To the ex-tent that distributions to a shareholder in any year exceed a Fund's current and accumulated earnings and profits, they will be treated as a return of capi-tal and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of a Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, re-turn of capital or exempt-interest dividends) even if reinvested in additional shares of a Fund.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distrib-uted by a Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

The redemption or exchange of the shares of a Fund normally will result in cap-ital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For taxpayers other than corpora-tions, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is generally subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). For tax years beginning after December 31, 2000, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property with a holding period of more than five years. However, the reduction of the 20% rate to 18% applies only if the holding period for the property begins after Decem-ber 31, 2000. Therefore, you will not be eligible for the 18% capital gain rate on assets for which your holding period began before January 1, 2001. However, if you are an individual, you may elect to treat certain assets you hold on January 1, 2001 as having been sold for their fair market value on the next business day after January 1, 2001 for purposes of this holding period require-ment. If you make this election for an asset, the asset would be eligible for the 18% rate if it is held by you for more than five years after this deemed sale. If you make this election, you must recognize any gain from this deemed sale, but any loss is not recognized. In the case of capital gains dividends, the determination of which portion of the capital gain dividend, if any, that may be treated as long-term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations pre-scribed by the United States Treasury. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a sale of shares held for less than six months results in loss, the loss will be treated as a long-term capital loss to the extent of any capital gain distribu-tion made with respect to such shares during the period those shares are held by the shareholder.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "con-version transactions." In addition, the Code includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportu-nities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Shareholders and prospective investors should consult with their tax advisers regarding the potential effect of these provisions on their investment in shares of a Fund.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by a Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of a Fund are held by fewer than 500 persons, additional tax-able income may be realized by the individual (and other non-corporate) share-holders in excess of the distributions received from the Fund.

All or a portion of a sales load paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the rein-vestment or exchange privilege. Any disregarded portion of such load will re-sult in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are dis-allowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capi-tal gains made with respect to such shares. In addition, no loss will be al-lowed on the redemption or exchange of shares of a Fund if the shareholder pur-chases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

If in any year a Fund should fail to qualify under Subchapter M for tax treat-ment as a regulated investment company, the Fund would incur a regular corpo-rate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

Each Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifica-tions, or who are otherwise subject to backup withholding.

A shareholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from a Fund which constitute dividends for Federal income tax purposes (other than dividends which a Fund designates as capital gain divi-dends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from a Fund that are designated by a Fund as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met: (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Fund to obtain a Form W-8 which must be filed with such Fund and refiled every three calendar years thereafter). Foreign investors should consult their tax advisors with respect to United States tax consequences of ownership of Shares. Units in a Fund and Fund distribution may also be subject to state and local taxation and Share-holders should consult their tax advisors in this regard.

Generally, Fund dividends are not eligible for the dividends-received deduc-tion for corporations. However, a corporate shareholder (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduc-tion because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax) may be entitled to a 70% dividends-received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by a Fund on certain domestic Equity Securities. A Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a corporate shareholder should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limi-tations include a requirement that stock (and therefore Shares of a Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Section 246(c) of the Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the de-duction will generally be reduced from 70% if a corporate shareholder owns Shares of a Fund the financing of which is directly attributable to indebted-ness incurred by such corporation. To the extent dividends received by a Fund are attributable to foreign corporations, a corporate shareholder will not be entitled to the dividends received deduction with respect to its share of such foreign dividends since the dividends received deduction is generally avail-able only with respect to dividends paid by domestic corporations. It should be noted that payments to a Fund of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes. Corporate shareholders should consult with their tax advisers with re-spect to the limitations on, and possible modifications to, the dividends-re-ceived deduction.

Foreign currency gains and losses realized by a Fund in connection with cer-tain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a Fund sold a foreign stock or bond and part of the gain or loss on the sale was at-tributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased; if such transactions result in lower net ordinary in-come, a portion of dividends paid could be classified as a return of capital.

The International Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Internal Revenue Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eli-gible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must meet certain other requirements. If such an election is made, shareholders of the International Fund, because they are deemed to own a pro rata portion of the foreign securities held by the In-ternational Fund, must include in their gross income, for federal income tax purposes, both their portion of dividends received by the International Fund and also their portion of the amount which the International Fund deems to be the shareholders' portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the International Fund from its foreign investments. Share-holders may then subtract from their federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross in-come; however, as in the case of investors receiving income directly from for-eign sources, the above described tax credit or deduction is subject to certain limitations. The Code imposes a required holding period for such credits. Shareholders should consult their tax advisers regarding this election and its consequences to them.

If a Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, each Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in his gross income, and treat as paid by him, his proportionate share of the foreign taxes paid by the Fund.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through a Fund, the Board of Trustees of each Fund will promptly review the policies of the Fund to determine whether significant changes in its invest-ments are appropriate.

General

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of a Fund and its shareholders and relates only to the federal income tax status of a Fund and to the tax treatment of distributions by a Fund to United States shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of a Fund and the in-come tax consequences to its shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

                            PERFORMANCE INFORMATION

Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net invest-ment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:



                            Yield=2[(a-b +1)/6/ -1]
                                      cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

In computing yield, each Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

                                                        Yield (as of 7/31/01)
                                                     ---------------------------
                                                     Class  Class  Class  Class
                                                       A      B      C      R
                                                     ------ ------ ------ ------
Nuveen Innovation Fund.............................. -1.00% -1.81% -1.81% -0.80%
Nuveen International Growth Fund.................... -1.61% -2.44% -2.44% -1.46%
Nuveen Rittenhouse Growth Fund...................... -0.50% -1.26% -1.26% -0.29%
Nuveen Select Stock Fund............................ -0.34% -1.10% -1.10% -0.11%

Each Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The dis-tribution rate differs from yield and total return and therefore is not in-tended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Each Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e., the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by defi-nition 1.00.

  The formula for beta is given by:

    Beta = S A * B / C

  where


    A = (Xi - X), i=1,..., N
    B = (Yi - Y), i=1,..., N
    C = S (Xi - X)/2/, i=1,..., N
    Xi = Security Return in period i
    Yi = Market Return in period i
    X = Average of all observations Xi
    Y = Average of all observations Yi
    N = Number of observations in the measurement period

The betas for the Innovation Fund, International Fund, Rittenhouse Fund and Select Stock Fund on July 31, 2001 were 1.81, 1.41, 0.90 and 0.87, respective-ly. The beta equals the weighted average of the betas for each stock in a Fund's investment portfolio. The beta for each stock in each Fund's portfolio was calculated based on weekly returns for the periods ended July 31, 2001 and using the S&P 500 Index as the market benchmark.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in each Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Funds and are not necessarily representa-tive of the future performance of the Funds.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical in-vestment over the period. Cumulative total return calculations that do not in-clude the effect of the sales charge would be reduced if such charge were in-cluded. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. In addition, each Fund may present average annual and cumulative total returns on an after-tax basis. After-tax total returns may be computed in accordance with a standardized method prescribed by SEC rules and may also be computed by us-ing non-standardized methods.

From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of each Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that the Fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of each Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Fac-tors affecting the performance of a Fund include general market conditions, op-erating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset val-ue, which may be more or less than original cost.

In reports and other communications to shareholders or in advertising and sales literature, the Funds may also present economic statistics obtained from gov-ernmental agencies or industry or financial publications comparing foreign countries to the U.S. Additionally, a Fund may discuss certain economic and fi-nancial trends existing in foreign countries in order to illustrate the general investment opportunities in those countries. A Fund may present historical per-formance of certain countries, as reported by independent data providers, as a way to show the opportunities provided by such countries. A Fund may also show the historical performance of certain foreign equity market indicies to compare against other international equity market indices and to show how maintaining investments in both foreign stocks and U.S. stocks may moderate risk. This data is obtained from independent services such as Morgan Stanley Capital Interna-tional and Ibbotson Associates, Inc.

In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") and Wiesenberger Investment Companies Service ("Wiesenberger") or similar inde-pendent services which monitor the performance of mutual funds, or other indus-try or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index or other unmanaged indices re-ported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and perfor-mance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Fund for any fu-ture period.

There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar and Wiesenberger are widely rec-ognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certifi-cates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term in-vestments with stable net asset values, fluctuating yields and special features enhancing liquidity.

Nuveen Innovation Fund

The Fund commenced operations on December 20, 1999. The table below represents the investment returns for the specified period of the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable Con-tingent Deferred Sales Charge ("CDSC").

                                Nuveen Innovation Fund
    ----------------------------------------------------------------------------
                                       Average Annual Total
                                             Returns         Cumulative
                                       -------------------- ------------
                                                 12/20/99     12/20/99
                                       8/1/00- (inception)- (inception)-
                                       7/31/01   7/31/01      7/31/01
     ---------------------------------------------------------------------------
      Class ANAV...................... -49.87%   -28.44%      -41.70%
      Class APOP...................... -52.76%   -31.02%      -45.05%
      Class B......................... -52.21%   -30.75%      -44.70%
      Class C......................... -50.26%   -28.97%      -42.40%
      Class R......................... -49.72%   -28.25%      -41.45%

Total returns reflect past performance and are not predictive of future re-sults.

Nuveen International Growth Fund

The Fund commenced operations on December 20, 1999. The table below represents the investment returns for the specified period of the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares and Class C shares include the effect of the applicable CDSC.

                      Nuveen International Growth Fund
    ---------------------------------------------------------------------------
                                        Average Annual Total
                                              Returns        Cumulative
                                        -------------------- ----------
                                                  12/20/99        12/20/99
                                        8/1/00- (inception)-    (inception)-
                                        7/31/01   7/31/01         7/31/01
    ---------------------------------------------------------------------------
     Class ANAV........................ -29.26%   -12.18%     -18.90%
     Class APOP........................ -33.33%   -15.35%     -23.56%
     Class B........................... -32.56%   -15.00%     -23.06%
     Class C........................... -29.75%   -12.82%     -19.85%
     Class R........................... -29.05%   -11.95%     -18.55%

Total returns reflect past performance and are not predictive of future re-sults.

CCI's Performance Record

The table below presents annual investment returns for the CCI Technology Composite between January 1, 1995 and December 31, 2000 and the 2001 year-to-date returns through July 31, 2001. The CCI Technology Composite represents the composite performance of the 8 managed accounts totalling approximately $107.0 million as of July 31, 2001, for which CCI serves as investment advisor and that have substantially the same investment objectives and policies as the Innovation Fund.

                                     Annual Total Returns for the Year
                                            Ending December 31,
                            1/1/01-
                            7/31/01  2000    1999    1998   1997   1996   1995
-------------------------------------------------------------------------------
CCI Technology Composite
 (Gross)................... -39.64%  -7.33% 177.67% 81.13% 10.45% 25.43% 45.40%
CCI Technology Composite
 (Net)..................... -40.39%  -9.17% 172.70% 77.76%  8.32% 23.03% 42.66%
S&P 500 Index..............  -7.62%  -9.10%  21.04% 28.58% 33.38% 22.96% 37.58%
Lipper Science and
 Technology Fund Index..... -28.35% -30.27% 113.90% 46.95%  7.83% 16.93% 38.57%

The table below presents annual investment returns for the CCI International Composite between January 1, 1997 and December 31, 2000 and the 2001 year-to-date returns through July 31, 2001. The CCI International Composite represents the composite performance of the 7 managed accounts totalling approximately $149.9 million as of July 31, 2001, for which CCI serves as investment advisor and that have substantially the same investment objectives and policies as the International Fund.

                                                       Annual Total Returns
                                                        for the Year Ending
                                           1/1/01-         December 31,
                                           7/31/01  2000    1999    1998   1997
--------------------------------------------------------------------------------
CCI International Composite (Gross)....... -23.91%  -5.27% 146.04% 40.18% 43.71%
CCI International Composite (Net)......... -24.89%  -7.27% 141.23% 37.31% 40.78%
MSCI All Country World Index ex USA....... -15.17% -15.03%  31.80% 14.11%  1.71%
Lipper International Fund Index........... -14.81% -14.72%  37.83% 12.66%  7.26%

The gross performance results of the CCI Technology Composite and the CCI In-ternational Composite reflect the investment performance of the respective com-posites before deduction of any investment advisory fees or other expenses. The net performance results of the Composites' reflect the deduction of the annual operating expenses for the most recent fiscal year (without waivers or reim-bursements) for Class A shares of the Funds as summarized in the respective Fund's Prospectus and may be compared to the performance of the indices refer-enced below. The performance information of a Composite should not be inter-preted as indicative of future performance of a fund. The MSCI All Country World Index ex USA is a capitalization weighted index of listed securities in 46 markets around the world, including both developed and emerging markets, but excluding the United States. The Lipper International Fund Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund Category and assumes reinvestment of all fund dividends and distributions. The Lipper Science and Technology Fund Index is a managed index that represents the 30 largest funds in the Lipper Science and Technology Fund Category and assumes reinvestment of all fund dividends and distributions. The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely-recognized, unmanaged index of common stock prices. S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index.

The information shown reflects the past performance achieved by CCI's managed accounts, and does not reflect past performance of the Funds. Past performance is not predictive of future results.

Nuveen Select Stock Fund

The Fund commenced operations on September 29, 2000. The table below represents the investment returns for the specified period of the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares and Class C shares include the effect of the applicable CDSC.

                            Nuveen Select Stock Fund
--------------------------------------------------------------------------------
                                                                    Cumulative
                                                                    ------------
                                                                      9/29/00
                                                                    (inception)-
                                                                      7/31/01
--------------------------------------------------------------------------------
Class ANAV.........................................................    -47.90%
Class APOP.........................................................    -50.90%
Class B............................................................    -50.79%
Class C............................................................    -48.72%
Class R............................................................    -47.80%

--------
  Total returns reflect past performance and are not predictive of future re-sults.

Nuveen Rittenhouse Growth Fund

The Fund commenced operations on December 31, 1997. The table below represents the investment returns for the specified periods of the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.

                                                  Average Annual
                                                   Total Return     Cumulative
                                               -------------------- ------------
                                                         12/31/97     12/31/97
                                               8/1/00- (inception)- (inception)-
                                               7/31/01   7/31/01      7/31/01
                                               ------- ------------ ------------
      Class ANAV.............................. -17.77%    5.20%        19.94%
      Class APOP.............................. -22.49%    3.48%        13.05%
      Class B................................. -21.62%    3.69%        13.89%
      Class C................................. -18.35%    4.46%        16.94%
      Class R................................. -17.55%    5.49%        21.10%

--------
  Total returns reflect past performance and are not predictive of future re-sults.

Rittenhouse's Performance Record

The table below presents annual investment returns for the Rittenhouse Blended Equity Composite between January 1, 1983 (inception) and December 31, 2000 and the 2001 year-to-date returns through July 31, 2001. The Rittenhouse Blended Equity Composite represents the composite performance of the 36,572 managed ac-counts totalling approximately $9.4 billion as of July 31, 2001 for which Rit-tenhouse serves as investment adviser and that have the same investment objec-tives and policies as the Fund.

                                         Annual Total Returns for the Year Ending December 31,
                         1/1/01- ---------------------------------------------------------------------
                         7/31/01  2000    1999   1998   1997   1996   1995   1994   1993  1992   1991
                         ------- ------- ------ ------ ------ ------ ------ ------ ------ ----- ------
Rittenhouse (Gross)..... -15.00%   0.29% 15.64% 28.29% 38.06% 18.97% 38.66%  2.60%  2.87% 5.66% 35.22%
Rittenhouse (Net)....... -15.68%  -1.06% 14.14% 26.66% 36.34% 17.44% 36.95%  1.23%  1.50% 4.26% 33.54%
S&P 500.................  -7.62%  -9.10% 21.04% 28.58% 33.36% 22.96% 37.59%  1.32% 10.08% 7.61% 30.47%
Lipper Large-Cap
 Growth Index........... -19.80% -19.68% 34.82% 36.47% 27.59% 20.56% 34.92% -0.82% 10.66% 6.89% 37.34%

                         Annual Total Returns for the Year Ending December 31,
                         ------------------------------------------------------
                          1990   1989   1988  1987   1986   1985   1984   1983
                         ------ ------ ------ ----- ------ ------ ------ ------
Rittenhouse (Gross).....  1.64% 33.84% 18.90% 4.98% 23.43% 38.89% 13.40% 28.48%
Rittenhouse (Net).......  0.27% 32.17% 17.37% 3.57% 21.85% 37.16% 11.92% 26.85%
S&P 500 Index........... -3.10% 31.69% 16.61% 5.25% 18.66% 31.73%  6.27% 22.56%
Lipper Large-Cap Growth
 Index.................. -1.82% 32.30% 10.84% 3.33% 16.75% 32.85% -4.25% 22.63%

The gross performance results of the Rittenhouse Blended Equity Composite re-flect the investment performance of the composite before deduction of any in-vestment advisory fees or other expenses. The net performance results of the Rittenhouse Blended Equity Composite reflect the deduction of the annual oper-ating expenses (without waiver or reimbursement) for Class A shares of the Fund, as summarized in "What are the Costs of Investing?" in the Prospectus and may be compared to the performance of the indices referenced below. The S&P 500 is a widely-recognized, unmanaged index of common stock prices. S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The current Lipper Large Cap Growth Index reflects the average returns with dividends rein-vested of the 30 largest funds in the Lipper Large Cap Growth Objective and as-sumes reinvestment of all fund dividends and distributions. The performance in-formation of the Composite should not be interpreted as indicative of future performance of the Fund.

The information shown reflects the past performance achieved by Rittenhouse's managed accounts, and does not reflect past performance of the Rittenhouse Fund. Past performance is not predictive of future results.

The Effect of Taxes on Total Return

The effect of taxes on the total return of an investment is an important con-sideration for investors. The Rittenhouse Fund is designed for investors seek-ing a tax-efficient way to build and sustain wealth. The Rittenhouse Fund has adopted certain investment policies that are designed to reduce taxable distri-butions, with a view toward enhancing the Rittenhouse Fund's after-tax returns. Because the Rittenhouse Fund generally invests in stocks with low dividend yields, the Rittenhouse Fund expects to distribute relatively little, if any, taxable dividend income.

The chart below shows how taxes can erode an investor's returns over time. The illustration assumes that the hypothetical investor is subject to a 30.5% fed-eral tax rate on income and a 20% federal tax rate on realized capital gains. As stated in the chart, a before-tax return of 15%--2% income, 3.25% in unrealized gains and 9.75% in realized gains--would be equivalent to, on an af-ter-tax basis, a 12.44% return. Accordingly, this investor would lose 2.56% to taxes. This example is for illustrative purposes only and does not represent the actual or future performance of the Rittenhouse Fund or any other invest-ment product.

                                          Before Tax After Tax Loss Due to Taxes
Income...................................    2.00%     1.39%         0.61%
Realized Gains...........................    9.75%     7.80%         1.95%
Unrealized Gains.........................    3.25%     3.25%          --
                                            ------    ------         ----
Total Return.............................   15.00%    12.44%         2.56%
                                            ------    ------         ----

    ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND
                              SHAREHOLDER PROGRAMS

As described in the applicable Prospectus, the Funds provide you with alterna-tive ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any dis-tribution or service plan applicable to its shares. As a result of the differ-ences in the expenses borne by each class of shares, net income per share, div-idends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as de-scribed below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distri-bution and service fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and post-age expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal ex-penses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any addi-tional incremental expenses subsequently identified and determined to be prop-erly allocated to one or more classes of shares.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example as-sumes a purchase on July 31, 2001 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospec-tus at a price based upon the net asset value of the Class A shares.

                               Innovation International Rittenhouse Select Stock
                               Fund       Fund          Fund        Fund
                               ---------- ------------- ----------- ------------
Net Asset Value per share....  $   11.66     $ 16.22     $   23.92     $10.42
Per Share Sales Charge--5.75%
 of public offering price
 (6.09%, 6.10%, 6.10% and
 6.14% of net asset value per
 share)......................  $     .71     $   .99     $    1.46        .64
                               ---------     -------     ---------     ------
Per Share Offering Price to
 the Public..................  $   12.37     $ 17.21     $   25.38     $11.06
                               ---------     -------     ---------     ------
Shares Outstanding...........  1,197,228     465,581     4,441,604      1,250

Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to regis-ter as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of a Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund, of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and com-missions table in "How You Can Buy and Sell Shares" in the applicable Prospec-tus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of a Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the applicable Prospectus. In order to take advantage of this option, you must com-plete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of In-tent that contains the same information and representations contained in the Application Form. A Letter of Intent states that you intend, but are not obli-gated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months to-wards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less re-demptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference be-tween it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvest-ment of distributions from any of the various municipal defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment re-quirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of a Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of a Fund or portfolio for each participant in the program is $50 per share class per Fund provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the Fund. No participant may uti-lize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out the appropriate application materials, which the group ad-ministrator may obtain from the group's financial advisor, by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemp-tion occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Deal-ers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  .  officers, trustees and former trustees of the Nuveen Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any eligible employer-sponsored qualified defined contribution retire-ment plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to pur-chase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent de-ferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your finan-cial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of a Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment com-pany. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.

In determining the amount of your purchases of Class A Shares of a Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immedi-ate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sib-ling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility

Class R Shares are available for purchases of $10 million or more and for pur-chases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pen-sion, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen-spon-sored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent com-pany of Nuveen and subsidiaries thereof and their immediate family mem-bers;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen prod-uct, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distri-butions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Sharehold-ers may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of a Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by a Fund at any time. To encourage their participation, each Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen In-vestor Services toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption. Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the con-version is to limit the distribution fees you pay over the life of your invest-ment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the ac-count immediately after conversion. Class B Shares acquired through reinvest-ment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of coun-sel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under fed-eral income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's service fee of .25%. See "Distribution and Serv-ice Plans."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible em-ployer-sponsored defined contribution plan described above, where the Autho-rized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemp-tions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest pe-riod, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is re-ceived. The CDSC is assessed on an amount equal to the lower of the then cur-rent market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial pur-chase price.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal So-cial Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net as-set value depending on the frequency of the plan as designated by the share-holder; (iv) involuntary redemptions caused by operation of law; (v) redemp-tions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an ac-count that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the break-points under which the up-front sales charge on Class A Shares is reduced pur-suant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; and (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an ac-count managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amend-ed.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for re-demptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. 660086, Dallas, Texas 75266-0086. Sim-ilarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of one of the Funds at net asset value without a sales charge.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone ex-changes by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfo-lio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange ac-tivity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See "Market Timer Policy" below.)

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of one of the Funds or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemp-tion in the same class of shares of the Fund at net asset value. This rein-statement privilege can be exercised only once for any redemption, and rein-vestment will be made at the net asset value next calculated after reinstate-ment of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain real-ized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption
Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Com-mission by order may permit for protection of Fund shareholders.

Redemption In Kind
Each Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although each Fund has no present intention to redeem in kind. Each Fund volun-tarily has committed to pay in cash all requests for redemption by any share-holder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.

Redemption Fee Policy

Effective January 2, 2002, the International Fund will assess a 2% fee on the proceeds of Fund shares redeemed or exchanged by a Market Timer (see definition below) within 90 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the International Fund. The fee is intended to offset the trading costs and Fund operating expenses associated with frequent trading. When a Mar-ket Timer redeems or exchanges International Fund Shares subject to the redemp-tion fee, the Fund will first redeem any shares that are not subject to the re-demption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order. The International Fund re-serves the right, in its sole discretion, to waive any redemption fee charged to shareholders (e.g., upon the death or disability of the shareholder).

Market Timer Policy

  You may be deemed a "Market Timer" if you: (i) redeem out of any Nuveen fund within 30 days of purchase or exchange; or (ii) exchange out of any Nuveen fund within 30 days of purchase or exchange; or (iii) otherwise en-gage in a trading pattern deemed to be adverse to a Nuveen fund's opera-tions. In the event you are considered a Market Timer, you will receive written notice of such status.

  Market Timers are subject to the following trading limitations, which are subject to change:

1. Transaction amounts not in excess of 1% of Fund net assets. As to transac-tion amounts not in excess of 1% of fund net assets, a Market Timer may ef-fect no more than six rounds-trips per account per trailing twelve-month period, and no more than one such round-trip per month per account.

2. Transaction amounts in excess of 1% of Fund net assets. As to transaction amounts in excess of 1% of a Fund's net assets, a Market Timer may effect no more than two round-trips per account per trailing twelve-month period (but still no more than one such round-trip per month per account). Any trades that relate to more than 1% of fund net assets must be placed on a non-can-celable basis at least three business days prior to the desired trade date. (In the event that the Market Timer does not place the exchange trade order the requisite three business days in advance, the 1940 Act would require that we honor the redemption request on a same-day basis, but would not re-quire that we honor the complementary purchase transaction). A single Market Timer's investment in a fund (in one or more accounts) may not exceed 5% of that fund's net assets.

3. Number of accounts. A Market Timer must maintain a reasonable number of ac-counts. If we determine that the number of accounts negatively affects fund operations, we may require the Market Timer to reduce the number of ac-counts.

4. Rules re Placing Orders. All orders by Market Timers must be placed tele-phonically with Nuveen. Orders must be placed prior to 1 P.M. New York time. All telephone exchange requests are final. Trades placed through NSCC FundSERV do not permit the portfolio manager to efficiently effect necessary portfolio transactions and therefore will not be permitted. "As of"' trades will not be permitted. Next-day settlement is generally acceptable but we reserve the right to require that settlement be done regular way.

5. Other Considerations. If activity by Market Timers results in any signifi-cant excess costs to the Fund (e.g., high state registration fees), we may require that, on a going-forward basis, the account of the Market Timer re-imburse the Fund for such excess costs. The Fund may prohibit the trading activity of Market Timers (by not permitting the sale of shares of the fund into which exchange is desired; we would continue to honor redemption re-quests, as required by the Investment Company Act) at any time upon written or oral notice to the Market Timer. The Fund may also prohibit the trading activity of Market Timers, without notice, under unusual market circum-stances (e.g., severe price changes, threatened changes in tax law affecting the relative attractiveness of municipal bonds, etc.).

General Matters

Each Fund may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity se-curities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the applicable Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representa-tives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified me-dia costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisors who have sold Nuveen Fund shares and Nuveen Defined Portfolio units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of a Fund, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Secu-rities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Se-curities Act of 1933, as amended.

To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, each Fund may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use a Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. A Fund may produce software, electronic information sites, or additional sales literature to promote the ad-vantages of using the Fund to meet these and other specific investor needs.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other interme-diaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an autho-rized broker or, if applicable, a broker's authorized designee accepts the or-der. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an au-thorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor's finan-cial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the fi-nancial advisor acting on the investor's behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the applicable Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by J.P. Morgan Investor Services Co., the Funds' shareholder services agent. Share certificates will be issued to you only upon written request to Nuveen Investor Services, and no certificates will be issued for fractional shares. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or trans-fer of shares held in the name of your financial advisor's firm can only be made by an order in good form from the financial advisor acting on your behalf.

A fee of 1% of the current market value of any shares represented by a certifi-cate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or de-stroyed certificate.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use J.P. Morgan Investor Services Co.'s sub-ac-counting system to minimize their internal recordkeeping requirements. An Au-thorized Dealer or other investor requesting shareholder servicing or account-ing other than the master account or sub-accounting service offered by J.P. Morgan Investor Services Co. will be required to enter into a separate agree-ment with another agent for these services for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regula-tions of the Securities and Exchange Commission, each Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agree-ment, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collec-tively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribu-tion Agreement, Nuveen, at its own expense, finances certain activities inci-dent to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distri-bution plan.
The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the three most recent fiscal years. All figures are to the nearest thousand.

                                                                            Amount of Compensation
                         Amount of Underwriting    Amount Retained by       on Redemptions and
                         Commissions               Nuveen                   Repurchases
                         ------------------------- ------------------------ -------------------------
                         8/1/98- 8/1/99-   8/1/00- 8/1/98- 8/1/99-  8/1/00- 8/1/98- 8/1/99-   8/1/00-
                         7/31/99 7/31/00   7/31/01 7/31/99 7/31/00  7/31/01 7/31/99 7/31/00   7/31/01
                         ------- -------   ------- ------- -------  ------- ------- -------   -------
Nuveen Innovation Fund..    N/A   $244/1/   $ 88     N/A     $25/1/   $--     N/A    $ 87/1/   $171
Nuveen International
 Growth Fund............    N/A   $105/1/   $ 10     N/A     $12/1/   $ 1     N/A    $  3/1/   $ 52
Nuveen Rittenhouse
 Growth Fund ........... $2,083   $373      $321    $100     $33      $--    $510    $967      $853
Nuveen Select Stock
 Fund...................    N/A    N/A      $ --     N/A     N/A      $--     N/A     N/A      $ --

--------
/1 /For the period from December 20, 1999 (inception) through the fiscal year ended July 31, 2000.

                         DISTRIBUTION AND SERVICE PLANS

Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses in-curred in connection with the distribution of Class B and Class C Shares, re-spectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of pre-paring, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining share-holder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which con-stitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

During the fiscal year ended July 31, 2001, the Innovation Fund, International Fund, Rittenhouse Fund and the Select Stock Fund incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions ad-vanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.

                                                                    12b-1 Fees
                                                                    Incurred by
                                                                   each Fund for
                                                                    the fiscal
                                                                    year ended
                                                                   July 31, 2001
                                                                   -------------
Nuveen Innovation Fund
  Class A.........................................................  $   53,311
  Class B.........................................................  $  300,671
  Class C.........................................................  $  362,415
                                                                    ----------
    Total.........................................................  $  716,397
Nuveen International Growth Fund
  Class A.........................................................  $   28,207
  Class B.........................................................  $   60,728
  Class C.........................................................  $   79,313
                                                                    ----------
    Total.........................................................  $  168,248
Nuveen Rittenhouse Growth Fund
  Class A.........................................................  $  296,746
  Class B.........................................................  $2,720,901
  Class C.........................................................  $1,861,548
                                                                    ----------
    Total.........................................................  $4,879,195
Nuveen Select Stock Fund*
  Class A.........................................................  $       35
  Class B.........................................................  $      140
  Class C.........................................................  $      140
                                                                    ----------
    Total.........................................................  $      315

* For the period from September 29, 2000 (inception) through the fiscal year ended July 31, 2001.

Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding vot-ing securities of such class. The Plan may be renewed from year to year if ap-proved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance con-clude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-inter-ested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

          INDEPENDENT PUBLIC ACCOUNTANTS, CUSTODIAN AND TRANSFER AGENT

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen LLP will provide consultation and as-sistance on accounting, internal control, tax and related matters. The finan-cial statements accompanying this Statement of Additional Information have been audited by Arthur Andersen LLP as indicated in their report with respect there-to, and are included in reliance upon the authority of said firm as experts in giving said report.

The custodian of the assets of the Funds is JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086. The custodian performs custodial, fund ac-counting and portfolio accounting services.

The Funds' transfer, shareholder services, and dividend paying agent is J.P. Morgan Investor Services Co., P.O. Box 660086, Dallas, Texas 75266-0086.

                              FINANCIAL STATEMENTS

The audited financial statements for each Fund's most recent fiscal year appear in the respective Fund's Annual Report and the financial statements from such Annual Report are incorporated herein by reference. The Annual Reports accom-pany this Statement of Additional Information.

                           GENERAL TRUST INFORMATION

The Funds are series of the Trust. The Trust is an open-end management invest-ment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or serv-ice plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnifi-cation out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of share-holder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is re-mote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) fol-lows:

                              Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consid-eration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not per-form an audit in connection with any rating and may, on occasion, rely on unau-dited financial information. Credit ratings may be changed, suspended, or with-drawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the rele-vant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term rat-ings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings
Issue credit ratings are based, in varying degrees, on the following considera-tions:

  1. Likelihood of default--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typi-cally rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated "AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obli-gations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB', "B', "CCC', "CC' and "C' are regarded as having sig-nificant speculative characteristics. "BB' indicates the least degree of spec-ulation and "C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large un-certainties or major exposures to adverse conditions.

BB An obligation rated "BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B' is more vulnerable to nonpayment than obliga-tions rated "BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, finan-cial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic condi-tions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to its financial commitment on the ob-ligation.

CC   An obligation rated "CC' is currently highly vulnerable to nonpayment.

C
     A subordinated debt or preferred stock obligation rated "C' is CUR-RENTLY HIGHLY VULNERABLE to nonpayment. The "C' rating may be used to cover a situation where a bankruptcy petition has been filed or simi-lar action taken, but payments on this obligation are being continued. A "C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
     An obligation rated "D' is in payment default. The "D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P be-lieves that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of ex-pected returns which are not addressed in the credit rating.

NR Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated "A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's ca-pacity to meet its financial commitment on these obligations is ex-tremely strong.

A-2 A short-term obligation rated "A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher rating categories. However, the obli-gor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3' exhibits adequate protection pa-rameters. However, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces ma-jor ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C' is currently vulnerable to nonpay-ment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the ob-ligation.

D A short-term obligation rated "D' is in payment default. The "D' rat-ing category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, un-less S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bank-ruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                  Long Term Ratings: Bonds and Preferred Stock

Aaa
     Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

     Interest payments are protected by a large or by an exceptionally sta-ble margin and principal is secure. While the various protective ele-ments are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds and preferred stock which are rated A possess many favorable in-vestment attributes and are to be considered as upper-medium-grade ob-ligations. Factors giving security to principal and interest are con-sidered adequate, but elements may be present which suggest a suscep-tibility to impairment sometime in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medi-um-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear ade-quate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have specu-lative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack character-istics of the desirable investment. Assurance of interest and princi-pal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of dan-ger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in de-fault or have other marked shortcomings.

C
     Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs them-selves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            U.S. Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second ele-ment represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1
               This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reli-able liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
               This designation denotes strong credit quality. Margins of pro-tection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
               This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
               This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor se-nior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to re-pay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropri-ate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry charac-teristics and market compositions may be more pronounced. Variability in earn-ings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate al-ternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc.--A brief description of the applicable Fitch, Inc. ("Fitch") rat-ings symbols and meanings (as published by Fitch) follows:

                           Long-Term Credit Ratings

Fitch credit ratings are an opinion on the ability of an entity or of a secu-rities issue to meet financial commitments, such as interest, preferred divi-dends, or repayment of principal, on a timely basis. Fitch credit ratings ap-ply to a variety of entities and issues, including but not limited to sover-eigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of get-ting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term "AAA'-"BBB' categories; short-term "F1'-"F3') indicate a relatively low probability of default, while those in the "specula-tive" or "non-investment grade" categories (international long-term "BB'-"D'; short-term "B'-"D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on "AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for "BBB' rated bonds was 0.35%, and for "B' rated bonds, 3.0%.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt na-ture or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their ex-perts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applica-ble program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

Investment Grade

AAA Highest credit quality. "AAA' ratings denote the lowest expecta-tion of credit risk. They are assigned only in case of exception-ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by fore-seeable events.

AA Very high credit quality. "AA' ratings denote a very low expecta-tion of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not signifi-cantly vulnerable to foreseeable events.

A High credit quality. "A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commit-ments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic condi-tions than is the case for higher ratings.

BBB Good credit quality. "BBB' ratings indicate that there is cur-rently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but ad-verse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. "BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse eco-nomic change over time; however, business or financial alterna-tives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for contin-ued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC' rating indi-cates that default of some kind appears probable. "C' ratings sig-nal imminent default.

DDD DD, D
            Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reor-ganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD' obli-gations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD' indicates poten-tial recoveries in the range of 50%-90%, and "D' the lowest recov-ery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obliga-tions. Entities rated "DDD' have the highest prospect for resumption of perfor-mance or continued operation with or without a formal reorganization process. Entities rated "DD' and "D' are generally undergoing a formal reorganization or liquidation process; those rated "DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

                           Short-Term Credit Ratings

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial com-mitments, plus vulnerability to near-term adverse changes in fi-nancial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D           Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA' long-term rating category, or to categories below "CCC', or to Short-term ratings other than "F1'.

"NR' indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                STANDARD & POOR'S EARNINGS AND DIVIDEND RANKINGS
                               FOR COMMON STOCKS

The investment process involves assessment of various factors--such as products and industry position, corporate resources and financial policy--with results that make some common stocks more highly esteemed than others. In this assess-ment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in es-tablishing Standard & Poor's earnings and dividend rankings for common stocks which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years--a period deemed long enough to measure significant time segments of sec-ular growth, to capture indications of basic changes in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

In addition, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment stand-point. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for exceptions when the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

  A+ Highest
  AHigh
  A-Above Average
  B+Average
  BBelow Average
  B-Lower
  CLowest
  DIn Reorganization

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

A ranking is not a forecast of future market price performance, but is basi-cally an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-scoring stock may at times be so overpriced as to justify its sale, while a low-scoring stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects on management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other fac-tors that may be relevant to investment status and decision.

                 VALUE LINE FINANCIAL STRENGTH RATINGS CRITERIA

Value Line--Financial Strength Rating (A++, A+, A, B++, B+, C++, C+, C)--The financial strength of each of the more than 1,600 companies in the VS II data base is rated relative to all the others. The ratings range from A++ to C in nine steps. (For screening purposes, think of an A rating as "greater than" a B). Companies that have the best relative financial strength are given an A++ rating, indicating an ability to weather hard times better than the vast major-ity of other companies. Those who don't quite merit the top rating are given an A+ grade, and so on. A rating as low as C++ is considered satisfactory. A rat-ing of C+ is well below average, and C is reserved for companies with very se-rious financial problems. The ratings are based upon a computer analysis of a number of key variables that determine (a) financial leverage, (b) business risk, and (c) company size, plus the judgment of Value Line's analysts and se-nior editors regarding factors that cannot be quantified across-the-board for all companies. The primary variables that are indexed and studied include eq-uity coverage of debt, equity coverage of intangibles, "quick ratio", account-ing methods, variability of return, fixed charge coverage, stock price stabili-ty, and company size.

                                                               EAI-CCI-RIT 11-01

                                                             NUVEEN
                                                                Investments

Nuveen Growth Funds

Annual Report dated July 31, 2001

For investors seeking
          long-term capital appreciation.

[PHOTO APPEARS HERE]

                                                     Nuveen Innovation Fund
                                           Nuveen International Growth Fund
                                             Nuveen Rittenhouse Growth Fund

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                             Must be preceded by or accompanied by a prospectus.

Photo of Timothy R. Schewertfeger Appears Here

Timothy R. Schwertfeger
Chairman of the Board


   Table of Contents

1   Dear Shareholder
3   Nuveen Innovation Fund
    From the Portfolio Manager
    Fund Spotlight

7   Nuveen International Growth Fund
    From the Portfolio Manager
    Fund Spotlight

11  Nuveen Rittenhouse Growth Fund
    From the Portfolio Manager
    Fund Spotlight

15  Portfolio of Investments
22  Statement of Net Assets
23  Statement of Operations
24  Statement of Changes in Net Assets
26  Notes to Financial Statements
32  Financial Highlights
35  Report of Independent Public Accountants
37  Fund Information


Dear Shareholder,

The devastation and horror of the recent terrorist attacks are beyond description. We are all struck by the senselessness of these brutal acts and share in the grieving for all who lost their lives. Our hearts go out to those who suffered losses, especially our customers and their clients, some of whom may need extra assistance from us as a result of this tragedy.

In light of such a catastrophic event, it is helpful to remember that Nuveen's investment strategies focus on weathering market-moving events and short-term business cycles.

After several years of outstanding--and unsustainable--performance, the market overall and growth stocks in particular have come into a difficult environment. However, this isn't a time to give up hope. Not so long ago, people wondered if value investing and diversifying with bonds were really important elements of a balanced portfolio. They are, of course, and the lesson should hearten those concerned about the future of growth investing. Markets move in cycles, and we're confident that growth investing continues to play an important role in a long-term investment portfolio.

We encourage you to take such a long-term view when evaluating your investment performance. If short-term price fluctuations make you nervous, remember that the true measure of fund results isn't calculated in percentage points, but in what your investments make possible for you and your family over time.

At Nuveen, our emphasis on the long term has been shaped by our 103 years of investment experience. During our long history, we've managed through multiple market corrections like the one we're experiencing now. We've learned that while short-term market volatility can be uncomfortable, it's the price that investors pay to potentially turn their long-term goals into realities.

Timely Fund Information Ahead

In the following pages, you'll find your annual shareholder report. It features a recent conversation with your portfolio manager, data to help you evaluate fund performance, a complete list of your fund's holdings, and more.

This book includes reports for three Nuveen growth offerings: Nuveen
Innovation Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund.

                                                       Annual Report      Page 1

Nuveen Innovation Fund and Nuveen International Growth Fund
Nuveen's Innovation and International Growth funds are managed by Columbus Circle Investors (CCI), which applies its more than 25 years of money-management experience to seek strong investment results. The Innovation Fund searches for fast-growing domestic companies, while the International Growth Fund invests in global businesses. However, both funds are managed according to the same discipline. CCI searches for stocks that display both "positive momentum" and "positive surprise," which can help lead to stocks whose already strong fundamentals are improving and doing so more quickly than expected. CCI believes that companies displaying these characteristics will generate strong returns over time.

Nuveen Rittenhouse Growth Fund

Our Rittenhouse investment team manages the Nuveen Rittenhouse Growth Fund. The team focuses on financially strong companies that display consistent earnings growth and global market leadership. Our Rittenhouse team has been investing in growth stocks for 20 years. During that time, they've achieved strong results during all types of market conditions.

Talk to Your Advisor about Diversification

As recent events have demonstrated, it's as important as ever to have a broadly diversified portfolio with a variety of investment types. If you have concerns about whether your portfolio is as diversified as it should be, now might a good time to talk to your financial advisor.

Your advisor can give you more information about specific Nuveen investments as well as give you a prospectus, which you should read carefully before investing or sending money. You can also call Nuveen at (800) 621-7227 or visit our Web site at www.nuveen.com to find about more our investment products.

As always, we're grateful for your business and look forward to helping you meet your financial goals for many years to come.

Sincerely,


Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
September 14, 2001


Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios--portfolios designed to help systematically compound your wealth over time.


Annual Report  Page 2

From the Portfolio Manager
                                                          NUVEEN INNOVATION FUND
--------------------------------------------------------------------------------

Nuveen Innovation Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $4 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes. To help you understand the fund's performance during the fiscal year ended July 31, 2001, we spoke with Parke Logan, co-portfolio manager of the fund and managing director of CCI, the fund's subadvisor.

Q. The past 12 months were difficult for investors in growth stocks. What market factors had the greatest effect on fund performance?

A. Two significant factors affecting performance were the sharply slowing world economy and the global reduction in corporate technology and telecommunications spending. As the economic picture worsened, companies began dramatically scaling back their budgets and spent significantly less on technology upgrades. Such cutbacks affected companies in all areas of the market, but tech and telecom stocks--the normal core of the Innovation Fund's portfolio--were most directly affected. Most stocks in these areas endured sharp declines.

Q.  In light of these factors, how did the fund perform?

A. Not as well as we would have liked. For the 12 months ended July 31, 2001, the fund returned -49.87 percent. By comparison, the stock market, as measured by the Standard & Poor's (S&P) 500 Index/1/, lost 14.43 percent of its value. When compared to other funds like ours, however, the fund's results were more consistent with its peers--the Lipper Science and Technology Funds Index/2/ fell 51.57 percent.

Q.  Why did the fund trail the S&P 500?

A. Given recent market conditions, we were disappointed but not surprised that the fund underperformed the S&P 500. During the reporting period, "value" stocks outpaced their growth counterparts for the first time in a number of years. The S&P 500 is a collection of 500 of the country's largest companies, and many of those are value stocks. As our investors know, the Innovation Fund invests exclusively in growth stocks that develop, use, provide, or service innovative technologies.

Q.  But the fund outperformed its benchmark. Why?

A. Our performance was definitely helped by a handful of investments in less-traditional innovators--those with a more indirect relation to the technology world. While technology stocks are always well represented in the portfolio, we reserve a portion of fund investments for companies that are simply using technology or innovative management styles to gain a competitive advantage in their markets. As tech and telecom stocks faltered, some of these less-traditional innovators that were large holdings in the fund helped moderate weakness in our other investments.
--------------------------------------------------------------------------------

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended July 31, 2001.

/1/ The S&P 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

/2/ The Lipper Science & Technology Funds Index is an unmanaged index representing the average annualized total returns of the 30 largest funds in the Lipper Science & Technology Funds category. An index is not available for direct investment.

                                                           Annual Report  Page 3

Q. Can you name some of these less-traditional innovators that helped fund performance?

A. Yes. Our most prominent example was Calpine, an independent power company with primary assets in California, Texas, and the Northeast. Calpine benefited greatly from high energy prices and electricity shortages in California and around the country. We owned this stock, which was later sold during the fiscal year, in large quantities during much of the reporting period. Its strong overall performance significantly boosted fund results.

    Another company whose performance was very positive for the fund was International Game Technology, which was later sold during the fiscal year. This company makes sophisticated slot machines that incorporate new technologies. Casinos have been investing heavily in new slot machines, and industry leader International Game Technology has been a prime beneficiary of this investment.

Q.  What was your strategy in managing the fund during the reporting period?

A. We continued to follow our overall stock-selection discipline--using positive momentum and positive surprise to find companies that are generating better-than-expected results. We believe these factors drive investors to want to own more of those stocks, resulting in rising stock prices.

    Our discipline benefits from periods of expansion in the economy. Because the economy was still expanding in the first few months of the reporting period, we had little difficulty identifying companies that met our criteria. But beginning late last year, the economy and stock market began slowing considerably. As a result, we started managing the fund a little more defensively. For starters, we sold many of the fund's cyclical stocks-- those that rise and fall with the economy. We focused instead on established companies such as Microsoft, Oracle, and Cisco, while generally avoiding substantial investments in smaller, more speculative businesses.

    We also sought to moderate our overall reliance on technology stocks and invest more widely in other, more defensive sectors, such as some areas of health care.

    In short, we were attracted to the highest-quality companies we could find-- companies that we believed would get stronger as we moved through the economic downturn, and that we thought would offer the best stability of earnings.

Q.  Which of the fund's investments disappointed you?

A. With its high concentration of technology investments, the fund was hurt by the sector's overwhelmingly poor overall performance during the past 12 months.

    One of the fund's weakest stocks during the period was the Israeli software company Check Point Software. Check Point makes virtual private networks-- Internet security products, in other words. Even though the company's fundamentals remained strong long past those of
--------------------------------------------------------------------------------

Annual Report     Page 4
     many of its fellow software makers, the firm's stock price was hammered when analysts anticipated that the company would have to revise its expected earnings downward--which it ultimately did shortly after the year's first quarter.

     Another disappointment for the fund was BEA Systems, a maker of application server software. During the reporting period, this company experienced no decline in its fundamentals, nor did it miss any earnings expectations or revise future expectations downward. Nevertheless, many investors fled from BEA because they lacked confidence that its high valuation could be sustained in an uncertain economic environment. In hindsight, this was one of a handful of fundamentally strong stocks we may have held too long. Even though their individual stories seemed compelling to us, macroeconomic factors had a negative impact on stock performance.

Q.   Are you optimistic that better times for the fund may lie ahead?

A. We're cautiously optimistic. We still believe a number of trends will continue to drive innovation in and beyond the technology industry. Many companies may even come out of the downturn stronger than before, because future investments may again be based on a company's business prospects rather than unrealistic growth expectations.

     As we await a recovery, we'll continue to manage the fund somewhat defensively, following economic developments closely and continuing to invest in innovators displaying positive momentum and positive surprise. Such a strategy has worked for us in the past. We expect it may continue to do so in the future.


                            Nuveen Innovation Fund
                   Growth of an Assumed $10,000 Investment*

                           [Line Graph Appears Here]

$15,000   --Lipper Science & Technology Fund Index $4,996

$12,000   --S&P 500 Index $8,399

$ 9,000   --Nuveen Innovation Fund (Offer) $5,097

$ 6,000   --Nuveen Innovation Fund (NAV) $5,408

$ 3,000

          12/99     7/00     12/00     7/01


--------------------------------------------------------------------------------
* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It also shows the Nuveen fund at NAV. Both are compared to the Standard and Poor's Index and the Lipper Science & Technology Fund Index, which do not reflect any initial or ongoing expenses. An index is not available for direct investment.


                                                       Annual Report      Page 5

Top Five Industries/2/
----------------------------------------------
Computer Software & Services             32.3%

Commercial & Consumer Services           13.7%

Electronics Semiconductors               11.9%

Computers Networking                      9.4%

Computers Hardware                        6.8%


Sector Diversification/2/
----------------------------------------------
Technology                               73.5%

Consumer Cyclicals                       18.3%

Healthcare                                6.5%

Consumer Staples                          1.7%


Portfolio Stats
----------------------------------------------
Total Net Assets                 $60.4 million

Beta                                      1.81

Average Market
Capitalization (stocks)            $68 billion

Number of Stocks                            37

Expense Ratio/3/                         1.92%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.



Fund Spotlight as of 7-31-01
                                                          NUVEEN INNOVATION FUND
--------------------------------------------------------------------------------
Quick Facts
                       A Shares      B Shares    C Shares       R Shares
--------------------------------------------------------------------------------
NAV                    $ 11.66       $ 11.50     $ 11.52        $ 11.70
--------------------------------------------------------------------------------
CUSIP                  67065W886     67065W878   67065W860      67065W852
--------------------------------------------------------------------------------
Inception Date         12/99         12/99       12/99          12/99
--------------------------------------------------------------------------------


Annualized Total Returns/1/
                 as of July 31, 2001                    as of June 30, 2001
A Shares         NAV           Offer                    NAV           Offer
1-Year           -49.87%       -52.76%                  -45.32%       -48.46%
--------------------------------------------------------------------------------
Since Inception  -28.44%       -31.02%                  -23.78%       -26.67%
--------------------------------------------------------------------------------

B Shares         w/o CDSC      w/CDSC                  w/o CDSC       w/CDSC
1-Year           -50.22%       -52.21%                 -45.74%       -47.91%
--------------------------------------------------------------------------------
Since Inception  -28.97%       -30.75%                 -24.38%       -27.45%
--------------------------------------------------------------------------------

C Shares                          NAV                                   NAV
--------------------------------------------------------------------------------
1-Year                         -50.26%                               -45.74%
--------------------------------------------------------------------------------
Since Inception                -28.97%                               -24.34%
--------------------------------------------------------------------------------

R Shares                          NAV                                   NAV
--------------------------------------------------------------------------------
1-Year                         -49.72%                               -45.16%
--------------------------------------------------------------------------------
Since Inception                -28.25%                               -23.59%
--------------------------------------------------------------------------------


Top Ten Stock Holdings/2/                         Portfolio Allocation
Microsoft Corporation                6.4%
--------------------------------------------------------------------------------
International Business Machines                 (Pie Chart Appears Here)
Corporation (IBM)                    5.7%       Equity             100%
--------------------------------------------------------------------------------
PeopleSoft, Inc.                     5.3%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                  4.5%
--------------------------------------------------------------------------------
Electronic Data Systems Corporation  4.4%
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.           4.2%
--------------------------------------------------------------------------------
eBay, Inc.                           4.2%
--------------------------------------------------------------------------------
Intel Corporation                    3.8%
--------------------------------------------------------------------------------
Oracle Corporation                   3.7%
--------------------------------------------------------------------------------
Texas Instruments Incorporated       3.3%
--------------------------------------------------------------------------------


1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

2 As a percentage of total stock holdings as of July 31, 2001. Holdings are subject to change.

3  Class A shares after credit/reimbursement.






Annual Report  Page 6

From the Portfolio Manager
                                                NUVEEN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

Nuveen International Growth Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes. To help you understand the fund's performance during the fiscal year ended July 31, 2001, we spoke with Matthew Goldsmith, co-portfolio manager of the fund and managing director of CCI, the fund's subadvisor.

Q. The past 12 months were difficult for investors in growth stocks. What market factors had the greatest effect on fund performance?

A. It was a difficult time to be a growth-stock investor. The technology and telecommunications stock boom that had been expanding for several years finally ended late last year. In hindsight, this decline wasn't surprising. Overbuilding and overspending led to excess supply that overwhelmed slowing demand in a sluggish economy.

     Despite a coordinated series of global interest-rate cuts--six in the United States alone--investors were spooked by rapidly deteriorating corporate profits. Such a situation resulted in two opposing forces vying for control over world stock markets. Cuts in interest rates have historically been favorable for world stock markets, while poor earnings have been unfavorable. Unfortunately for investors, poor earnings won most of the year's battles and sent stock markets tumbling sharply during the last 12 months.

Q.   How did the fund perform in this challenging environment?

A. For the 12 months ended July 31, 2001, the fund returned -29.26 percent. This result lagged that of two benchmarks we compare our results against:

     . World stock markets, as measured by the Morgan Stanley Capital International All Country World Index ex-USA/1/, declined
          22.79 percent.

     . The fund's peers, as measured by the Lipper International Funds Index/2/, lost 21.69 percent.

Q.   Why didn't the fund perform better?

A. Our style of investing--favoring stocks that have positive momentum and positive surprise--performed poorly due to investor anxiety. However, we've had past success with this strategy and continue to be confident in it. As always, we invested in stocks whose fundamentals we believe were stronger than the investment community expected, but during the period investors were seemingly fearful of driving these stocks higher due to the deteriorating global economic environment.

--------------------------------------------------------------------------------

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended July 31, 2001.

The fund's investments in foreign stocks present additional risks including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

/1/ The Morgan Stanley Capital International All Country World Index ex-USA is an unmanaged index comprised of a capitalization weighted sampling of the companies listed on the stock exchanges of 14 European countries. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. Indices are not available for direct investment.

/2/ The Lipper International Funds Index is an unmanaged index representing the average annualized total returns of the 30 largest funds in the Lipper International Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. Indices are not available for direct investment.

                                                        Annual Report     Page 7

     Also, during the past 12 months, fast-growing companies with strong fundamentals--the kinds of stocks we look for--tended to be penalized for their high valuations. Companies with weaker fundamentals but lower valuations, meanwhile, tended to fare well. This meant that many stocks that failed to meet our investment criteria performed strongly during the period.

Q.   In this environment, what was your approach to managing the fund?

A. While remaining true to our investment discipline, we broadened the search for new investments from the purest growth stocks to include those involved in restructuring and consolidation. We also looked for early cycle growth stocks--in other words, those poised to benefit from an economic recovery. We also focused on higher-quality companies demonstrating solid growth, even if the potential for positive surprise was somewhat less than that available in the purest growth stocks at the height of the late 1990s bull market.

     Another risk-reduction strategy was to lower our weighting in technology stocks and increase diversification across a number of sectors. As a result, our positions in consumer cyclicals and healthcare stocks went up during the period.

Q. Can you provide a few examples of slower-growth companies you were attracted to during the period?

A. Sure. New holdings for the fund included Debenhams and Next, clothing retailers in the United Kingdom. Both companies benefited from the weakness of Marks & Spencer, a British giant who, in addition to its flagship chain of the same name, owns Brooks Brothers in the United States. Smaller players like Debenhams and Next have been faster to offer new fashions. As a result, they've seen their market share and profitability-and stock price-rise.

     Construction stocks were another nontraditional growth area we explored during the period. In recent years, Spain has dramatically increased infrastructure spending. Construction company holdings, such as Acciona, benefited from this trend. Adding further to the firm's profitability was its ability to offer contract management services. By taking advantage of the government's desire to outsource management responsibilities such as toll collection, Acciona surprised analysts by winning contracts and growing much more rapidly than expected.

Q.   What stocks performed worse than expected?

A. One of the fund's worst performers during the period was the Israeli software company Check Point Software. The company makes virtual private networks-Internet security products. Prior to the first quarter of 2001, Check Point was very profitable and growing exceptionally fast, even as most other technology companies were hurt by their customers' spending cuts. Although Internet security continued to be vital-as evidenced by many surveys-spending in this area eventually slowed as well. After our sale of the stock, the company lowered future growth expectations. Though we'd already sold Check Point, the general deterioration in the technology-spending environment had taken its toll on the stock.

--------------------------------------------------------------------------------

Annual Report     Page 8

    Research in Motion, a Canadian firm that makes the popular Blackberry wireless communications device, was another previously fast-growing technology company that hurt fund performance during the period, which was later sold. Blackberry is hugely popular with corporate users-they can travel broadly yet remain in touch with their email. Despite its previously strong fundamentals, Research in Motion was also hurt by cutbacks in corporate tech spending. The stock's valuation had risen so far so fast that even its minor earnings disappointment damaged the stock price.

Q.  What do you think lies ahead for global markets and for the fund?

A. In our opinion, the stock market doesn't have much further to fall, though without a crystal ball there's no way to know when a turnaround may happen-the third quarter, the fourth quarter, or in 2002. We do expect this summer's federal tax-rebate checks will have a positive impact on the United States economy, which along with continued low interest rates will help corporate profitability. Because the U.S. is the economic engine of the world, we expect these factors will boost growth beyond our borders.

    We have faith in our stock-selection discipline and will continue to rely on it as we select investments for the fund. Over CCI's long history, we have been pleased with our strategy's results, even while enduring occasional challenging environments. We realize that recent market conditions have tried our shareholders' patience. As we all await better times ahead for growth stocks, we are comforted by our past successes-even though they're no guarantee of future results.

                       Nuveen International Growth Fund
                   Growth of an Assumed $10,000 Investment*

                           [Line Graph appears here]

           --MSCI All Country World Index ex U.S. $7,189

           --Lipper International Fund Index $7,266

           --Nuveen International Growth Fund (Offer) $6,984

           --Nuveen International Growth Fund (NAV) $7,410


--------------------------------------------------------------------------------
* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It also shows the Nuveen fund at NAV. Both are compared to the Lipper International Fund Index and the MSCI All Country World Index ex-USA, which do not reflect any initial or ongoing expenses. An index is not available for direct investment.

                                                           Annual Report  Page 9

Sector Diversification/2/
----------------------------------
Consumer Cyclicals          30.5%
Healthcare                  21.0%
Financials                  14.7%
Consumer Staples             9.1%
Capital Goods                8.7%
Technology                   4.5%
Basic Materials              4.4%
Energy                       3.7%
Transportation               2.1%
Utilities                    1.3%


Top Ten Country
Allocation/2/
----------------------------------
Japan                       16.1%
France                      15.4%
Germany                     14.3%
Switzerland                 13.4%
United Kingdom              11.9%
Spain                        8.1%
Italy                        6.0%
Hong Kong                    4.1%
Australia                    1.9%
China                        1.7%


Portfolio Stats
----------------------------------
Total Net Assets     $29.7 million
Beta                          1.41
Number of Stocks                50
Expense Ratio/3/             2.05%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Fund Spotlight as of 7-31-01
                                                NUVEEN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
Quick Facts
                       A Shares      B Shares      C Shares      R Shares
--------------------------------------------------------------------------------
NAV                    $16.22        $16.03        $16.03        $16.29
--------------------------------------------------------------------------------
CUSIP                  67065W506     67065W605     67065W704     67065W803
--------------------------------------------------------------------------------
Inception Date         12/99         12/99         12/99         12/99
--------------------------------------------------------------------------------

Annualized Total Returns/1/
                          as of July 31, 2001         as of June 30, 2001

A Shares                     NAV         Offer           NAV         Offer
1-Year                   -29.26%       -33.33%       -28.32%       -32.43%
--------------------------------------------------------------------------------
Since Inception          -12.18%       -15.35%       -11.03%       -14.40%
--------------------------------------------------------------------------------

B Shares                w/o CDSC        w/CDSC      w/o CDSC        w/CDSC
1-Year                   -29.75%       -32.56%       -28.79%       -31.64%
--------------------------------------------------------------------------------
Since Inception          -12.82%       -15.00%       -11.66%       -14.48%
--------------------------------------------------------------------------------

C Shares                                   NAV                         NAV
--------------------------------------------------------------------------------
1-Year                                 -29.75%                     -28.79%
--------------------------------------------------------------------------------
Since Inception                        -12.82%                     -11.66%
--------------------------------------------------------------------------------

R Shares                                   NAV                         NAV
--------------------------------------------------------------------------------
1-Year                                 -29.05%                     -28.11%
--------------------------------------------------------------------------------
Since Inception                        -11.95%                     -10.79%
--------------------------------------------------------------------------------


Top Ten Stock Holdings/2/                         Portfolio Allocation
Grupo Ferrovial, S.A.                3.1%       [Pie Chart appears here]
------------------------------------------
Nintendo Co., Ltd.                   3.1%       Equity              100%
------------------------------------------      ------------------------
Muenchener Rueckversicherungs-
Gesellschaft AG                      3.0%
------------------------------------------
Logitech International S.A.          3.0%
------------------------------------------
Allianz AG                           2.9%
------------------------------------------
Nestle S.A.                          2.9%
------------------------------------------
PSA Peugeot Citroen                  2.9%
------------------------------------------
Rank Group plc                       2.8%
------------------------------------------
Nissan Motor Co., Ltd.               2.7%
------------------------------------------
Synthes-Stratec Inc.                 2.6%
------------------------------------------


--------------------------------------------------------------------------------
/1/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/2/ As a percentage of total stock holdings as of July 31, 2001. Holdings are subject to change.

/3/  Class A shares after credit/reimbursement.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in the foreign developed countries.




Annual Report  Page 10

From the Portfolio Manager
                                                  NUVEEN RITTENHOUSE GROWTH FUND
--------------------------------------------------------------------------------
To help you better understand your investment, we recently sat down with John P. Waterman, managing director of investments at Rittenhouse Financial Services, Inc., and portfolio manager of Nuveen Rittenhouse Growth Fund, for his thoughts on recent fund performance. The following discussion focuses on the key factors that influenced fund results between July 31, 2000, and July 31, 2001.

Q. What market factors affected fund performance during the period, and how did the fund perform overall?

A. After several years of outstanding conditions for the fund's style of investing, growth stocks encountered a difficult stretch as the economy slowed and corporate earnings deteriorated rapidly. When earnings growth is scarce, as was the case for most of the reporting period, it's difficult for growth managers to identify companies in which they have a lot of confidence in the earnings--especially in the short term.

    In this environment, the fund returned -17.77 percent for the 12 months ended July 31, 2001. This performance lagged that of the overall stock market, as measured by the Standard & Poor's (S&P) 500 Index/1/, which lost
    14.33 percent of its value during the same timeframe.

    Compared to other funds like ours, however, the story was much more favorable. The average large-cap growth fund, as measured by the Lipper Large Cap Growth Index/2/, fell 34.40 percent--almost twice the Rittenhouse Growth Fund's decline.

Q.  Why did the fund underperform the S&P 500?

A. Unlike the growth-friendly environment of recent years, our high-quality, growth-investment style was out of favor during the past 12 months. As our shareholders know, the Rittenhouse Growth Fund invests in large-capitalization blue-chip companies with a history of consistent growth and financial strength. The S&P 500--a collection of 500 of the country's largest businesses--includes some of these fundamentally strong companies, as well as a number of more value-oriented and smaller-capitalization stocks. These latter stocks--which often have weaker fundamentals but reasonable price-earnings ratios--were some of the market's strongest performers during the reporting period. As always, we stuck to our tried-and-true investment discipline, but, unlike previous years, growth was unfortunately not the place to be this time around.




--------------------------------------------------------------------------------
Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended July 31, 2001.

/1/ The S&P 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

/2/ The Lipper Large Cap Growth Funds Index is an unmanaged index representing the average annualized total returns of the 30 largest funds in the Lipper Large Cap Growth Funds category.


                                                          Annual Report  Page 11

Q.  Why, then, did the fund outperform its peers by such a significant margin?

A. The same focus that caused us to slightly trail the S&P was a major factor why we outperformed the average large-cap growth fund. We favored high-quality companies with attractive growth potential and steered clear of what we believed to be more speculative growth stocks that are especially vulnerable in falling markets.

Q.  In general, what strategies did you use to manage the fund?

A. The portfolio included two distinct types of growth stocks. As of the end of the reporting period, approximately two-thirds of the portfolio consisted of what we consider "stable-growth" stocks--those that have historically grown their earnings consistently, often between 12 and 15 percent a year. Companies in this category include fund holdings Colgate-Palmolive, American International Group, General Electric, Pfizer, and Walgreen. Though some of these stocks declined during the period, we believe their consistent track record and prospect of future earnings growth make them attractive long-term investments.

    The rest of the portfolio was invested in "cyclical-growth" stocks-- companies such as Wal-Mart, Home Depot, and Disney, as well as many technology firms. Cyclical growers generally see their earnings fluctuate along with the economy's peaks and valleys. As the year progressed and we anticipated that Federal Reserve interest-rate cuts might stimulate economic growth, we modestly added to our position in cyclical growers.

Q.  Can you highlight a few stocks that helped fund performance?

A. Pharmaceutical-products distributor Cardinal Health, leading drug-store chain Walgreens, and drug manufacturer Bristol Myers Squibb all enjoyed strong stock performance during the reporting period. Each of these companies benefited from demographic trends favoring pharmaceutical sales, such as increased drug utilization by the aging "baby-boom" population.

    As a group, financial stocks were some of the fund's strongest contributors to results. One of our best investments during the past 12 months was mortgage lender Fannie Mae. The company benefited from strong demand for housing--one of the economy's few bright spots--as well as for mortgage refinancings. Other financial stocks such as MBNA, State Street, and Wells Fargo helped boost fund performance.

Q.  Did any of the fund's holdings disappoint you?

A. Yes. Two telecommunications companies--Lucent Technologies, which makes telecom equipment and software, and WorldCom, a major voice and data communications provider--fell sharply during the period. We eliminated both of these stocks from the portfolio, but not before we could escape a negative impact to the fund. (We sell stocks when we lose confidence in their ability to grow profits over the long term.) We did note, though, that both of these stocks fell further after we sold them--so the situation could have been far worse. Two other poor-performing stocks sold during the period included Intel and Hewlett Packard.

--------------------------------------------------------------------------------



Annual Report            Page 12

    Another stock that dragged down fund performance was General Electric, the fund's third-largest holding as of July 31. Though the stock fell almost 15 percent during the last 12 months, it continued to deliver solid earnings growth throughout the period. We continue to be confident in GE's ability to sustain that growth and are hopeful about its prospects.

Q.  What do you see ahead for the fund? Are you optimistic?

A. We're very optimistic about how the portfolio is positioned for the future. Our holdings include a number of stocks that have continued to deliver solid earnings even as their valuations have fallen--stocks such as AIG, GE, and Pfizer. Though we can't predict when a turnaround may happen, we believe the fund is poised for better days ahead.

    Adding to our optimism is a number of potentially encouraging signs for the economy and the stock market. First, we believe that corporate earnings may not have much farther to fall. Since earnings typically drive stock prices, this could be good for fund performance. Second, we think that an environment of lower interest rates may help jump-start the economy beginning late this year. Finally, we believe that federal tax rebate checks--due to arrive this summer--may further benefit the economy. We understand the last 12 months have been difficult for shareholders. Times like these help underscore the need for investors to own both growth and value funds.

    As we await a friendlier environment for growth investing, we plan to stick to our investment discipline and focus on companies we believe are well managed and have a history of delivering solid earnings growth. This may not always be the best short-term approach. But in the long-term, we believe that shareholders may be rewarded for their patience.

                        Nuveen Rittenhouse Growth Fund
                   Growth of an Assumed $10,000 Investment*

                           [Line Graph appears here]

          --S&P 500 Index $13,072

          --Nuveen Rittenhouse Growth Fund (Offer) $11,308

          --Nuveen Rittenhouse Growth Fund (NAV) $11,998


--------------------------------------------------------------------------------
* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It also shows the Nuveen fund at NAV. Both are compared to the Standard and Poor's 500 Index, which does not reflect any initial or ongoing expenses. An index is not available for direct investment.




                                                    Annual Report        Page 13

Top Five Industries/2/
----------------------------------
Healthcare Drugs            13.2%
Financial Diversified        7.7%
Insurance Multi-Line         5.5%
Electrical Equipment         5.3%
Computer Software &
 Services                    5.1%


Sector Diversification/2/
----------------------------------
Healthcare                  21.1%
Technology                  20.9%
Financials                  20.3%
Consumer Staples            16.1%
Consumer Cyclicals          10.5%
Capital Goods                9.6%
Utilities                    1.5%


Portfolio Stats
----------------------------------
Total Net Assets    $553.7 million
Beta                          0.90
Average Market
Capitalization
(stocks)              $129 billion
Number of Stocks                31
Average P/E (stocks)         30.48
Expense Ratio/3/             1.35%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.



Fund Spotlight as of 7-31-01
                                                  NUVEEN RITTENHOUSE GROWTH FUND
--------------------------------------------------------------------------------

Quick Facts
                       A Shares      B Shares      C Shares      R Shares
--------------------------------------------------------------------------------
NAV                    $23.92        $23.31        $23.32        $24.15
--------------------------------------------------------------------------------
CUSIP                  67065W100     67065W209     67065W308     67065W407
--------------------------------------------------------------------------------
Inception Date         12/97         12/97         12/97         12/97
--------------------------------------------------------------------------------

Annualized Total Returns/1/
                          as of July 31, 2001         as of June 30, 2001

A Shares                     NAV         Offer           NAV         Offer
1-Year                   -17.77%       -22.49%       -20.26%       -24.83%
--------------------------------------------------------------------------------
3-Year                     1.78%        -0.21%         1.04%        -0.93%
--------------------------------------------------------------------------------
Since Inception            5.20%         3.48%         5.25%         3.48%
--------------------------------------------------------------------------------

B Shares                w/o CDSC        w/CDSC      w/o CDSC        w/CDSC
1-Year                   -18.35%       -21.62%       -20.84%       -24.00%
--------------------------------------------------------------------------------
3-Year                     1.04%         0.06%         0.30%        -0.71%
--------------------------------------------------------------------------------
Since Inception            4.45%         3.69%         4.48%         3.71%
--------------------------------------------------------------------------------

C Shares                                   NAV                         NAV
--------------------------------------------------------------------------------
1-Year                                 -18.35%                     -20.86%
--------------------------------------------------------------------------------
3-Year                                   1.04%                       0.30%
--------------------------------------------------------------------------------
Since Inception                          4.46%                       4.50%
--------------------------------------------------------------------------------

R Shares                                   NAV                         NAV
--------------------------------------------------------------------------------
1-Year                                 -17.55%                     -20.06%
--------------------------------------------------------------------------------
3-Year                                   2.05%                       1.29%
--------------------------------------------------------------------------------
Since Inception                          5.49%                       5.52%
--------------------------------------------------------------------------------


Top Ten Stock Holdings/2/                         Portfolio Allocation
Pfizer Inc.                          5.6%       [Pie Chart appears here]
------------------------------------------
American International Group, Inc.   5.5%       Equity               96%
------------------------------------------      ------------------------
General Electric Company             5.3%       Cash Equivalents      4%
------------------------------------------      ------------------------
Fannie Mae                           4.8%
------------------------------------------
The Home Depot, Inc.                 4.5%
------------------------------------------
Wal-Mart Stores, Inc.                4.3%
------------------------------------------
Tyco International Ltd.              4.3%
------------------------------------------
Bristol-Myers Squibb Company         4.3%
------------------------------------------
Automatic Data Processing, Inc.      4.2%
------------------------------------------
Amgen Inc.                           4.2%
------------------------------------------
--------------------------------------------------------------------------------

/1/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/2/ As a percentage of total stock holdings as of July 31, 2001. Holdings are subject to change.

/3/  Class A shares after credit/reimbursement.


Annual Report  Page 14

                 Portfolio of Investments
                 Nuveen Innovation Fund
                 July 31, 2001

                                                                 Market
  Shares Description                                              Value
-----------------------------------------------------------------------
         COMMON STOCKS - 89.3%

         Consumer Cyclicals - 16.3%

  68,300 Alloy Online, Inc. #                                $1,177,492
 104,000 Amazon.com, Inc. #                                   1,298,960
  20,000 Cerner Corporation #                                 1,126,800
  36,000 eBay Inc. #                                          2,252,520
  37,000 Gemstar-TV Guide International, Inc. #               1,501,830
  51,500 GoTo.com, Inc. #                                     1,214,885
 145,000 Priceline.com Incorporated #                         1,286,150

-----------------------------------------------------------------------
         Consumer Staples - 1.5%

  31,000 EchoStar Communications Corporation - Class A #        922,250

-----------------------------------------------------------------------
         Healthcare - 5.8%

   9,500 Cephalon, Inc. #                                       607,050
  12,000 Gilead Sciences, Inc. #                                615,480
  50,667 King Pharmaceuticals, Inc. #                         2,290,128

-----------------------------------------------------------------------
         Technology - 65.7%

  27,000 AOL Time Warner Inc. #                               1,227,150
  30,000 Applied Materials, Inc. #                            1,375,800
  44,000 BEA Systems, Inc. #                                    970,200
  23,500 Brocade Communications Systems, Inc. #                 774,090
  40,000 CIENA Corporation #                                  1,325,600
 126,500 Cisco Systems, Inc. #                                2,431,330
  50,000 Citrix Systems, Inc. #                               1,673,500
  22,000 Dell Computer Corporation #                            592,460
  64,000 EarthLink, Inc. #                                    1,047,680
  12,000 Electronic Arts Inc. #                                 683,040
  37,000 Electronic Data Systems Corporation                  2,362,450
  47,000 eSPEED, Inc. - Class A #                               665,050
  40,000 Extreme Networks, Inc. #                             1,121,200
  17,000 First Data Corporation                               1,178,440
  27,000 Genesis Microchip Incorporated #                       895,050
  69,000 Intel Corporation                                    2,056,890
  29,000 International Business Machines Corporation (IBM)    3,051,090
  52,000 Microsoft Corporation #                              3,441,880
  40,000 Micron Technology, Inc.                              1,680,000
  80,000 Motorola, Inc.                                       1,495,200
  31,500 ONI Systems Corp. #                                    729,225
 111,000 Oracle Corporation #                                 2,006,880

--------------------------------------------------------------------------------
15

                 Portfolio of Investments
                 Nuveen Innovation Fund (continued)
                 July 31, 2001

                                                            Market
 Shares Description                                          Value
------------------------------------------------------------------
        Technology (continued)
 65,000 PeopleSoft, Inc. #                             $ 2,838,550
 39,000 RF Micro Devices, Inc. #                         1,067,040
 35,000 Siebel Systems, Inc. #                           1,206,100
 52,000 Texas Instruments Incorporated                   1,794,000
------------------------------------------------------------------
        Total Investments (cost $52,414,734) - 89.3%   $53,983,440
         ---------------------------------------------------------
        Other Assets Less Liabilities - 10.7%            6,443,770
         ---------------------------------------------------------
        Net Assets - 100%                              $60,427,210
         ---------------------------------------------------------

         # Non-income producing.









                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
16

                 Portfolio of Investments
                 Nuveen International Growth Fund
                 July 31, 2001

                                                                        Market
    Shares Description                                                   Value
------------------------------------------------------------------------------
           COMMON STOCKS - 95.6%

           Basic Materials - 4.3%

     1,210 Lonza AG #                                                 $720,088
    33,400 Rio Tinto Limited                                           560,840

------------------------------------------------------------------------------
           Capital Goods - 8.5%

     9,200 Acciona S.A.                                                350,174
    67,500 Autostrade - Concessioni e Costruzioni Autostrade S.p.A.    470,136
     8,900 Empresa Brasileira de Aeronautica S.A. (Embraer)            316,840
            Sponsored ADR
    24,500 European Aeronautic Defence and Space Company               486,630
    51,300 Grupo Ferrovial, S.A.                                       891,015

------------------------------------------------------------------------------
           Consumer Cyclicals - 28.0%

   107,900 Debenhams plc                                               630,491
   331,000 Electronics Boutique plc                                    541,321
    39,000 Industria de Diseno Textil, S.A. (Inditex) #                627,216
    36,600 JC Decaux S.A. #                                            436,820
   299,800 Li & Fung Limited                                           495,842
    37,500 Next plc                                                    491,157
    14,800 Nichii Gakkan Company                                       694,463
     5,000 Nintendo Co., Ltd.                                          883,213
   112,000 Nissan Motor Co., Ltd.                                      769,476
     5,400 Penauille Polyservices                                      301,927
    17,400 PSA Peugeot Citroen                                         822,148
   241,100 Rank Group plc                                              797,183
    14,800 Toyota Motor Corporation                                    488,257
     7,000 Valeo S.A.                                                  313,905

------------------------------------------------------------------------------
           Consumer Staples - 8.9%

     3,700 Groupe Danone                                               482,386
     8,600 Matsumotokiyoshi Co., Ltd.                                  363,599
     3,900 Nestle S.A. #                                               835,360
    20,100 Sogecable, S.A. # (DD)                                      456,570
     8,300 Unilever NV #                                               494,212

------------------------------------------------------------------------------
           Energy - 3.6%

   105,000 Saipem S.p.A.                                               578,811
 1,352,000 Yanzhou Coal Mining Company Limited - Class H               498,347

------------------------------------------------------------------------------
           Financials - 14.3%

     5,800 AMB Generali Holding AG                                     664,823
     3,000 Allianz AG                                                  841,310
    63,900 Mediolanum S.p.A                                            686,044
     3,050 Muenchener Rueckversicherungs - Gesellschaft AG             872,679
    30,200 The Nomura Securities Co., Ltd.                             493,318
    78,000 Sun Hung Kai Properties Limited                             685,026

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
17

                 Portfolio of Investments
                 Nuveen International Growth Fund (continued)
                 July 31, 2001

                                                             Market
  Shares Description                                          Value
-------------------------------------------------------------------
         Healthcare - 20.4%

 17,4000 Altana AG                                      $   627,723
   6,750 Aventis S.A.                                       518,863
  56,000 Dainippon Pharmaceutical Co., Ltd.                 627,777
  23,800 Generale de Sante #                                416,499
  14,300 Instrumentarium Corporation                        441,064
  14,900 Novozymes A/S - Class B                            318,518
  10,700 Sanofi-Synthelabo S.A.                             672,226
  11,900 Schering AG                                        642,450
     750 Serono S.A. - Class B                              707,711
  17,000 Shionogi & Co., Ltd.                               335,549
   1,170 Synthes-Stratec Inc.                               743,018

-------------------------------------------------------------------
         Technology - 4.3%

   2,800 Logitech International S.A. #                      855,853
  29,500 Tandberg ASA #                                     429,347

-------------------------------------------------------------------
         Transportation - 2.1%

 102,000 easyJet plc #                                      617,821

-------------------------------------------------------------------
         Utilities - 1.2%

  91,100 British Energy plc                                 361,916

-------------------------------------------------------------------
         Total Common Stocks (cost $28,249,378)          28,357,962
         ----------------------------------------------------------
         PREFERRED STOCKS - 1.6%

         Consumer Cyclicals - 1.6%

   1,340 Porsche AG                                         483,074
-------------------------------------------------------------------
         Total Preferred Stocks (cost $479,634)             483,074
         ----------------------------------------------------------
         Total Investments (cost $28,729,012) - 97.2%    28,841,036
         ----------------------------------------------------------
         Other Assets Less Liabilities - 2.8%               824,555
         ----------------------------------------------------------
         Net Assets - 100%                              $29,665,591
         ----------------------------------------------------------

         # Non-income producing.
         (DD) Security purchased on a delayed delivery basis.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
18

                           Country Allocation (as a
                         percentage of the fund's net
                                    assets)

                  Japan           15.7%
                       ----------------
                  France          15.0%
                       ----------------
                  Germany         13.9%
                       ----------------
                  Switzerland     13.0%
                       ----------------
                  United Kingdom  11.6%
                       ----------------
                  Spain            7.8%
                       ----------------
                  Italy            5.8%
                       ----------------
                  Hong Kong        4.0%
                       ----------------
                  Australia        1.9%
                       ----------------
                  China            1.7%
                       ----------------
                  Netherlands      1.7%
                       ----------------
                  Finland          1.5%
                       ----------------
                  Norway           1.4%
                       ----------------
                  Denmark          1.1%
                       ----------------
                  Brazil           1.1%
                       ----------------






--------------------------------------------------------------------------------
19

                 Portfolio of Investments
                 Nuveen Rittenhouse Growth Fund
                 July 31, 2001

                                                                  Market
  Shares Description                                               Value
------------------------------------------------------------------------
         COMMON STOCKS - 96.1%

         Capital Goods - 9.2%

 651,000 General Electric Company                            $28,318,500
 430,000 Tyco International Ltd.                              22,876,000

------------------------------------------------------------------------
         Consumer Cyclicals - 10.1%

 479,000 The Home Depot, Inc.                                 24,127,230
 230,000 Target Corporation                                    8,901,000
 410,000 Wal-Mart Stores, Inc.                                22,919,000

------------------------------------------------------------------------
         Consumer Staples - 15.4%

 150,000 CVS Corporation                                       5,401,500
 270,000 Cardinal Health, Inc.                                19,880,100
 240,000 The Coca-Cola Company                                10,704,000
 403,000 Colgate-Palmolive Company                            21,842,600
 524,000 Walgreen Co.                                         17,658,800
 380,000 The Walt Disney Company                              10,013,000

------------------------------------------------------------------------
         Financials - 19.5%

 350,000 American International Group, Inc.                   29,137,500
 304,000 Fannie Mae                                           25,308,000
 515,000 MBNA Corporation                                     18,231,000
 370,000 State Street Corporation                             19,894,900
 340,000 Wells Fargo & Company                                15,660,400

------------------------------------------------------------------------
         Healthcare - 20.3%

 355,000 Amgen Inc. #                                         22,262,050
 385,000 Bristol-Myers Squibb Company                         22,768,900
 400,000 Medtronic, Inc.                                      19,212,000
 260,000 Merck & Co., Inc.                                    17,674,800
 728,000 Pfizer Inc.                                          30,008,160

------------------------------------------------------------------------
         Technology - 20.1%

 440,000 Automatic Data Processing, Inc. #                    22,418,000
 537,000 Cisco Systems, Inc. #                                10,321,140
 310,000 EMC Corporation#                                      6,113,200
 150,000 International Business Machines Corporation (IBM)    15,781,500
 315,000 Microsoft Corporation #                              20,849,850
 372,000 Nokia Oyj Sponsored ADR                               8,113,320
 360,000 Oracle Corporation #                                  6,508,800
 370,000 Sun Microsystems, Inc. #                              6,027,300
 435,000 Texas Instruments Incorporated                       15,007,500

------------------------------------------------------------------------
         Utilities - 1.5%

 180,000 Enron Corp.                                           8,163,000
------------------------------------------------------------------------
         Total Common Stocks (cost $532,363,644)             532,103,050
         ---------------------------------------------------------------

--------------------------------------------------------------------------------
20

 Principal
    Amount
     (000) Description                                       Market Value
--------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS - 4.2%

   $23,292 Swiss Bank Repurchase Agreement, 3.78%, 8/01/01   $ 23,292,000
--------------------------------------------------------------------------
           Total Short-Term Investments (cost $23,292,000)     23,292,000
         -----------------------------------------------------------------
           Total Investments (cost $555,655,644) - 100.3%     555,395,050
         -----------------------------------------------------------------
           Other Assets Less Liabilities - (0.3)%              (1,661,176)
         -----------------------------------------------------------------
           Net Assets - 100%                                 $553,733,874
         -----------------------------------------------------------------

         # Non-income producing.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
21

                 Statement of Net Assets
                 July 31, 2001

                                                    International  Rittenhouse
                                         Innovation        Growth       Growth
------------------------------------------------------------------------------
Assets
Investment securities, at market value
 (cost $52,414,734, $28,729,012 and
 $555,655,644, respectively)            $53,983,440  $28,841,036  $555,395,050
Cash                                     10,415,711    1,019,745            --
Receivables:
 Dividends and interest                         871       81,028       312,405
 Investments sold                           324,391      602,891            --
 Shares sold                                 12,936       44,071       548,961
Deferred offering assets                         --           --        33,555
Other assets                                  2,776          437        69,102
------------------------------------------------------------------------------
  Total assets                           64,740,125   30,589,208   556,359,073
------------------------------------------------------------------------------
Liabilities
Cash overdraft                                   --           --       196,639
Payables:
 Investments purchased                    3,916,468      466,652            --
 Net unrealized depreciation on
  unsettled transactions
  denominated in foreign currencies              --        1,978            --
 Shares redeemed                             72,034      152,435     1,372,746
Accrued expenses:
 Management fees                             53,187      175,300       388,500
 12b-1 distribution and service fees         40,920       12,210       365,171
Other liabilities                           230,306      115,042       302,143
------------------------------------------------------------------------------
  Total liabilities                       4,312,915      923,617     2,625,199
------------------------------------------------------------------------------
Net assets                              $60,427,210  $29,665,591  $553,733,874
------------------------------------------------------------------------------
Class A Shares
Net assets                              $13,957,562  $ 7,551,309  $106,264,490
Shares outstanding                        1,197,228      465,581     4,441,604
Net asset value and redemption price
 per share                              $     11.66  $     16.22  $      23.92
Offering price per share (net asset
 value per share plus
 maximum sales charge of 5.75% of
 offering price)                        $     12.37  $     17.21  $      25.38
------------------------------------------------------------------------------
Class B Shares
Net assets                              $19,195,794  $ 4,740,659  $239,202,709
Shares outstanding                        1,668,487      295,714    10,263,072
Net asset value, offering and
 redemption price per share             $     11.50  $     16.03  $      23.31
------------------------------------------------------------------------------
Class C Shares
Net assets                              $23,812,912  $ 7,048,438  $167,271,786
Shares outstanding                        2,067,487      439,728     7,172,460
Net asset value, offering and
 redemption price per share             $     11.52  $     16.03  $      23.32
------------------------------------------------------------------------------
Class R Shares
Net assets                              $ 3,460,942  $10,325,185  $ 40,994,889
Shares outstanding                          295,703      633,962     1,697,293
Net asset value, offering and
 redemption price per share             $     11.70  $     16.29  $      24.15
------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
22

                 Statement of Operations
                 Year Ended July 31, 2001


                                                  International    Rittenhouse
                                      Innovation         Growth         Growth
-------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 expense of $1,416, $57,705 and
 $13,846, respectively)             $     38,094   $    421,083  $   4,314,866
Interest                                      --             --        969,110
-------------------------------------------------------------------------------
Total investment income                   38,094        421,083      5,283,976
-------------------------------------------------------------------------------
Expenses
Management fees                          917,361        399,365      5,169,160
12b-1 service fees - Class A              53,311         28,207        296,746
12b-1 distribution and service
 fees - Class B                          300,671         60,728      2,720,901
12b-1 distribution and service
 fees - Class C                          362,415         79,313      1,861,548
Shareholders' servicing agent fees
 and expenses                            340,286         78,590      1,117,635
Custodian's fees and expenses             46,305         49,962        132,489
Trustees' fees and expenses               14,674          5,518         70,267
Professional fees                         28,461         17,110         90,515
Shareholders' reports - printing
 and mailing expenses                     63,908         24,339        161,372
Federal and state registration
 fees                                     77,772         64,791         61,018
Offering costs                            67,989         67,989         36,000
Other expenses                             6,004          2,145         26,997
-------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                         2,279,157        878,057     11,744,648
 Custodian fee credit                    (28,526)       (26,152)        (1,056)
 Expense reimbursement                        --         (2,574)            --
-------------------------------------------------------------------------------
Net expenses                           2,250,631        849,331     11,743,592
-------------------------------------------------------------------------------
Net investment income (loss)          (2,212,537)      (428,248)    (6,459,616)
-------------------------------------------------------------------------------
Realized and Unrealized Gain
 (Loss)
Net realized gain (loss):
 Investment transactions             (53,350,556)    (9,838,514)     4,310,331
 Foreign currencies                           --       (205,784)            --
Net change in unrealized
 appreciation or depreciation of
 investments                          (8,028,729)    (2,482,103)  (123,275,948)
Net change in unrealized gain
 (loss) on translation of assets
 and liabilities
 denominated in foreign currencies            --            (64)            --
-------------------------------------------------------------------------------
Net gain (loss)                      (61,379,285)   (12,526,465)  (118,965,617)
-------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations             $(63,591,822)  $(12,954,713) $(125,425,233)
-------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
23

                 Statement of Changes in Net Assets

                                     Innovation                    International Growth
                          ---------------------------------  ---------------------------------
                                        12/20/99 (commence-                12/20/99 (commence-
                            Year Ended  ment of operations)    Year Ended  ment of operations)
                               7/31/01      through 7/31/00       7/31/01      through 7/31/00
-----------------------------------------------------------------------------------------------
Operations
Net investment income
 (loss)                   $ (2,212,537)        $   (997,175) $   (428,248)        $   (177,015)
Net realized gain
 (loss):
 Investment transactions   (53,350,556)         (14,271,235)   (9,838,514)          (2,917,173)
 Foreign currencies                 --                   --      (205,784)             (82,006)
Net change in unrealized
 appreciation or
 depreciation of
 investments                (8,028,729)           9,597,434    (2,482,103)           2,594,128
Net change in unrealized
 gain (loss) on
 translation of assets
 and liabilities
 denominated in foreign
 currencies                         --                   --           (64)                (707)
-----------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                (63,591,822)          (5,670,976)  (12,954,713)            (582,773)
-----------------------------------------------------------------------------------------------
Distributions to
 Shareholders
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --                   --            --                   --
 Class B                            --                   --            --                   --
 Class C                            --                   --            --                   --
 Class R                            --                   --            --                   --
-----------------------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders                       --                   --            --                   --
-----------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                  47,603,008          121,319,755    49,566,056           44,607,727
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions                      --                   --            --                   --
-----------------------------------------------------------------------------------------------
                            47,603,008          121,319,755    49,566,056           44,607,727
Cost of shares redeemed    (23,637,358)         (15,595,397)  (45,248,178)          (5,722,528)
-----------------------------------------------------------------------------------------------
Net increase in net
 assets from Fund share
 transactions               23,965,650          105,724,358     4,317,878           38,885,199
-----------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets             (39,626,172)         100,053,382    (8,636,835)          38,302,426
Net assets at the
 beginning of period       100,053,382                   --    38,302,426                   --
-----------------------------------------------------------------------------------------------
Net assets at the end of
 period                   $ 60,427,210         $100,053,382  $ 29,665,591         $ 38,302,426
-----------------------------------------------------------------------------------------------
Balance of undistributed
 net investment income
 at the end of period     $         --         $         --  $         --         $         --
-----------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
24

                                                     Rittenhouse Growth
                                                 ----------------------------
                                                    Year Ended     Year Ended
                                                       7/31/01        7/31/00
------------------------------------------------------------------------------
Operations
Net investment income (loss)                     $  (6,459,616) $  (5,858,542)
Net realized gain (loss):
 Investment transactions                             4,310,331      1,143,490
 Foreign currencies                                         --             --
Net change in unrealized appreciation or
 depreciation
 of investments                                   (123,275,948)    85,946,069
Net change in unrealized gain (loss) on
 translation of
 assets and liabilities denominated in foreign
 currencies                                                 --             --
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                       (125,425,233)    81,231,017
------------------------------------------------------------------------------
Distributions to Shareholders
From accumulated net realized gains from
 investment
 transactions:
 Class A                                                    --        (30,276)
 Class B                                                    --        (72,146)
 Class C                                                    --        (47,034)
 Class R                                                    --        (12,078)
------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                               --       (161,534)
------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                   134,256,636    164,747,675
Net proceeds from shares issued to shareholders
 due to
 reinvestment of distributions                              --         77,998
------------------------------------------------------------------------------
                                                   134,256,636    164,825,673
Cost of shares redeemed                           (104,477,639)  (111,889,392)
------------------------------------------------------------------------------
Net increase in net assets from Fund share
 transactions                                       29,778,997     52,936,281
------------------------------------------------------------------------------
Net increase (decrease) in net assets              (95,646,236)   134,005,764
Net assets at the beginning of period              649,380,110    515,374,346
------------------------------------------------------------------------------
Net assets at the end of period                  $ 553,733,874  $ 649,380,110
------------------------------------------------------------------------------
Balance of undistributed net investment
 income at the end of period                     $          --  $          --
------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
25

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management invest-ment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Innovation Fund ("Innovation"), the Nuveen International Growth Fund ("International Growth") and the Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Innovation Fund will invest at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competi-tive advantage in their industry and in companies that develop, provide and service those technologies in order to provide capital appreciation without consideration for income.

The International Growth Fund primarily invests in common stocks of medium and large capitalization companies domiciled in countries other than the United States in order to provide long-term capital appreciation.

The Rittenhouse Growth Fund invests in a diversified portfolio consisting pri-marily of equity securities traded in U.S. securities markets of large capi-talization companies that have a history of consistent earnings and dividend growth ("blue chip companies") in order to provide long-term growth of capi-tal.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are pri-marily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securi-ties exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a Secu-rity are unavailable or inappropriate, the Board of Trustees of the Funds, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and/or delayed delivery purchase commitments. At July 31, 2001, International Growth had outstanding delayed delivery purchase commitments of $445,052. There were no such outstanding pur-chase commitments in either of the other funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is deter-mined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders
Net investment income and net realized capital gains from investment transac-tions, if any, are declared and distributed to shareholders annually. Further-more, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capi-tal gains are recorded on the ex-dividend date. The amount and timing of dis-tributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differ-ences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no fed-eral tax provision is required.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B

-------------------------------------------------------------------------------
26

Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and serv-ice fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are au-thorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2001.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that the Innovation and International Growth Funds invest in se-curities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign cur-rency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite ef-fect occurs if U.S. dollars fall in relative value. Investments and other as-sets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of in-vestments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
The Innovation and International Growth Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and as-sets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward contracts, options and futures transactions. Each Fund will enter into foreign currency transactions for hedging and other per-missible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure perfor-mance of such contract. With respect to investments in currency futures con-tracts, each Fund may also be required to make a variation margin deposit be-cause the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to re-duce the risk that the U.S. dollar value of the Fund's foreign currency denom-inated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a clos-ing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Organization and Offering Costs
The costs incurred in connection with the organization and initial registra-tion of shares for Innovation and International Growth were expensed as in-curred. The offering costs for Innovation and International Growth were de-ferred and expensed over twelve months on a straight-line basis beginning De-cember 20, 1999 (commencement of operations).

Rittenhouse Growth's share of costs incurred in connection with its organiza-tion and initial registration of shares was deferred and is being amortized over a 60-month period beginning December 31, 1997 (commencement of opera-tions). If any of the initial shares of Rittenhouse Growth are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.


-------------------------------------------------------------------------------
27

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

2. Fund Shares

Transactions in Fund shares were as follows:

                                       Innovation
                      ------------------------------------------------
                                               12/20/99 (commencement
                            Year ended         of operations) through
                             7/31/01                  7/31/00
                      -----------------------  -----------------------
                          Shares       Amount     Shares        Amount
-----------------------------------------------------------------------
Shares sold:
 Class A                 604,689  $12,492,887  1,094,867  $ 28,031,334
 Class B                 595,836   12,975,055  1,515,026    39,404,769
 Class C                 751,778   15,756,920  1,858,190    44,893,290
 Class R                 301,965    6,378,146    424,389     8,990,362
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                     --           --         --            --
 Class B                     --           --         --            --
 Class C                     --           --         --            --
 Class R                     --           --         --            --
-----------------------------------------------------------------------
                       2,254,268   47,603,008  4,892,472   121,319,755
-----------------------------------------------------------------------
Shares redeemed:
 Class A                (389,048)  (6,419,762)  (113,280)   (2,721,654)
 Class B                (365,458)  (6,114,419)   (76,917)   (1,798,217)
 Class C                (406,964)  (6,902,118)  (135,517)   (3,156,576)
 Class R                (178,870)  (4,201,059)  (251,781)   (7,918,950)
-----------------------------------------------------------------------
                      (1,340,340) (23,637,358)  (577,495)  (15,595,397)
-----------------------------------------------------------------------
Net increase             913,928  $23,965,650  4,314,977  $105,724,358
-----------------------------------------------------------------------


                                  International Growth
                      ------------------------------------------------
                                                      12/20/99
                                                  (commencement of
                            Year ended           operations) through
                              7/31/01                  7/31/00
                      ------------------------  ----------------------
                          Shares        Amount     Shares       Amount
-----------------------------------------------------------------------
Shares sold:
 Class A               1,790,794  $ 34,496,159    688,138  $16,789,418
 Class B                  94,527     2,044,506    291,764    7,292,298
 Class C                 291,285     5,730,993    306,615    7,652,475
 Class R                 398,049     7,294,398    623,340   12,873,536
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                     --            --         --           --
 Class B                     --            --         --           --
 Class C                     --            --         --           --
 Class R                     --            --         --           --
-----------------------------------------------------------------------
                       2,574,655    49,566,056  1,909,857   44,607,727
-----------------------------------------------------------------------
Shares redeemed:
 Class A              (1,790,844)  (33,889,117)  (222,507)  (5,355,338)
 Class B                 (80,782)   (1,598,779)    (9,795)    (241,683)
 Class C                (155,008)   (2,758,187)    (3,164)     (76,201)
 Class R                (385,304)   (7,002,095)    (2,123)     (49,306)
-----------------------------------------------------------------------
                      (2,411,938)  (45,248,178)  (237,589)  (5,722,528)
-----------------------------------------------------------------------
Net increase             162,717  $  4,317,878  1,672,268  $38,885,199
-----------------------------------------------------------------------


-------------------------------------------------------------------------------
28

                                     Rittenhouse Growth
                      ---------------------------------------------------
                             Year Ended                Year Ended
                              7/31/01                    7/31/00
                      -------------------------  ------------------------
                          Shares         Amount      Shares        Amount
--------------------------------------------------------------------------
Shares sold:
 Class A               1,848,117  $  50,979,874   1,409,570  $ 39,108,141
 Class B               1,424,590     38,457,671   2,392,325    64,717,015
 Class C               1,567,388     42,079,645   2,034,952    55,321,768
 Class R                 101,107      2,739,446     195,022     5,600,751
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                      --             --         697        19,255
 Class B                      --             --       1,256        34,214
 Class C                      --             --         747        20,375
 Class R                      --             --         149         4,154
--------------------------------------------------------------------------
                       4,941,202    134,256,636   6,034,718   164,825,673
--------------------------------------------------------------------------
Shares redeemed:
 Class A              (1,587,238)   (43,029,707) (1,256,508)  (34,693,266)
 Class B              (1,249,433)   (31,950,950) (1,255,776)  (34,031,518)
 Class C              (1,064,731)   (27,185,817) (1,281,803)  (34,808,161)
 Class R                 (85,511)    (2,311,165)   (306,338)   (8,356,447)
--------------------------------------------------------------------------
                      (3,986,913)  (104,477,639) (4,100,425) (111,889,392)
--------------------------------------------------------------------------
Net increase             954,289  $  29,778,997   1,934,293  $ 52,936,281
--------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of common stocks and short-term in-vestments for the fiscal year ended July 31, 2001, were as follows:

                                     International    Rittenhouse
                          Innovation        Growth         Growth
---------------------------------------------------------------------------
Purchases:
 Common stocks          $220,054,017   $85,519,248 $  235,203,589
 Short-term investments           --            --  4,363,077,373
Sales and maturities:
 Common stocks           194,539,793    78,487,162    214,069,296
 Short-term investments           --            --  4,358,803,373
---------------------------------------------------------------------------

At July 31, 2001, the cost of investments owned for federal income tax pur-poses were as follows:

                                     International    Rittenhouse
                          Innovation        Growth         Growth
---------------------------------------------------------------------------
                        $104,341,545   $38,352,302   $555,713,056
---------------------------------------------------------------------------

At July 31, 2001, Innovation and International Growth had unused capital loss carryforwards of $15,694,979 and $3,103,741, respectively, available for fed-eral income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2009.

4. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at July 31, 2001, were as follows:

                                           International    Rittenhouse
                               Innovation         Growth         Growth
------------------------------------------------------------------------
Gross unrealized:
 appreciation                $  4,696,518   $  1,137,094   $ 63,320,776
 depreciation                 (55,054,623)   (10,648,360)   (63,638,782)
------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation)              $(50,358,105)  $ (9,511,266) $    (318,006)
------------------------------------------------------------------------


-------------------------------------------------------------------------------
29

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of each Fund as follows:

                                            International  Rittenhouse
                                Innovation         Growth       Growth
-----------------------------------------------------------------------
For the first $125 million          1.0000%        1.0500%       .8500%
For the next $125 million            .9875         1.0375        .8375
For the next $250 million            .9750         1.0250        .8250
For the next $500 million            .9625         1.0125        .8125
For the next $1 billion              .9500         1.0000        .8000
For net assets over $2 billion       .9250          .9750        .7750
-----------------------------------------------------------------------

The Adviser had agreed to waive fees and reimburse expenses for Rittenhouse Growth through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net asset value of any class of Fund shares. The Adviser may voluntarily agree to reimburse expenses from time to time, in any of the Funds which may be terminated at any time at its discre-tion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has en-tered into Sub-Advisory Agreements with Columbus Circle Investors ("CCI"), and Rittenhouse Financial Services, Inc. ("Rittenhouse"), a wholly owned subsidi-ary of The John Nuveen Company, under which CCI manages the investment portfo-lios of the Innovation and International Growth Funds and Rittenhouse manages the Rittenhouse Growth Fund's investment portfolio. CCI and Rittenhouse are compensated for their services from the management fee paid to the Adviser. The Funds pay no compensation directly to those of its Trustees who are affil-iated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended July 31, 2001, Nuveen Investments (the "Distribu-tor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                       International Rittenhouse
                            Innovation        Growth      Growth
------------------------------------------------------------------------------
Sales charges collected        $87,774        $9,943    $321,488
Paid to authorized dealers      87,774         8,745     321,488
------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substan-tially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2001, the Distributor compensated autho-rized dealers directly with commission advances at the time of purchase as follows:

                                       International Rittenhouse
                            Innovation        Growth      Growth
------------------------------------------------------------------------------
Commission advances           $670,858      $121,655  $1,858,625
------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 serv-ice fees collected on Class B Shares during the first year following a pur-chase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2001, the Distributor retained such 12b-1 fees as follows:

                                       International Rittenhouse
                            Innovation        Growth      Growth
------------------------------------------------------------------------------
12b-1 fees retained           $557,278      $124,833  $2,581,977
------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate autho-rized dealers for providing services to shareholders relating to their invest-ments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2001, as follows:

                                       International Rittenhouse
                            Innovation        Growth      Growth
------------------------------------------------------------------------------
CDSC retained                 $171,053       $51,530    $852,569
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
30

At July 31, 2001, the Distributor owned 1,250 shares of the International Growth Fund's Class A, B, and C and The John Nuveen Company owned 496,250 shares of Class R.

6. Composition of Net Assets

At July 31, 2001, the Funds had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

                                                   International   Rittenhouse
                                       Innovation         Growth        Growth
-------------------------------------------------------------------------------
Capital paid-in                      $126,480,295   $ 42,281,369  $553,160,889
Balance of undistributed net
 investment income                             --             --            --
Accumulated net realized gain
(loss) from investment transactions
and foreign currency transactions     (67,621,791)   (12,727,031)      833,579
Net unrealized appreciation
 (depreciation) of investments          1,568,706        112,024      (260,594)
Net unrealized gain (loss) on
translation of assets and
liabilities
denominated in foreign currencies              --           (771)           --
-------------------------------------------------------------------------------
Net assets                           $ 60,427,210   $ 29,665,591  $553,733,874
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
31

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                 Investment Operations        Less Distributions
                               ----------------------------  ---------------------
INNOVATION
                                               Net
                                         Realized/
                                   Net  Unrealized
                   Beginning   Invest-     Invest-               Net               Ending
                         Net      ment        ment           Invest-                  Net
Year Ended July        Asset    Income        Gain              ment Capital        Asset     Total
31,                    Value    (Loss)      (Loss)    Total   Income   Gains Total  Value Return(a)
-----------------------------------------------------------------------------------------------------
Class A (12/99)
 2001               $    23.27   $(.34)    $(11.27) $(11.61)     $--     $--   $-- $11.66    (49.87)%
 2000(d)                 20.00    (.26)       3.53     3.27       --      --    --  23.27     16.30
Class B (12/99)
 2001                    23.15    (.48)     (11.17)  (11.65)      --      --    --  11.50    (50.22)
 2000(d)                 20.00    (.37)       3.52     3.15       --      --    --  23.15     15.70
Class C (12/99)
 2001                    23.17    (.47)     (11.18)  (11.65)      --      --    --  11.52    (50.26)
 2000(d)                 20.00    (.37)       3.54     3.17       --      --    --  23.17     15.80
Class R (12/99)
 2001                    23.29    (.28)     (11.31)  (11.59)      --      --    --  11.70    (49.72)
 2000(d)                 20.00    (.21)       3.50     3.29       --      --    --  23.29     16.45
-----------------------------------------------------------------------------------------------------
Class (Inception Date)
                                       Ratios/Supplemental Data
                 ----------------------------------------------------------------------------------
                          Before Credit/              After           After Credit/
                          Reimbursement          Reimbursement(b)    Reimbursement(c)
INNOVATION               ----------------------- ------------------- -------------------
                                     Ratio                   Ratio               Ratio
                                    of Net                  of Net              of Net
                                   Invest-                 Invest-             Invest-
                                      ment                    ment                ment
                         Ratio of   Income       Ratio of   Income   Ratio of   Income
                         Expenses   (Loss)       Expenses   (Loss)   Expenses   (Loss)
                  Ending       to       to             to       to         to       to
                     Net  Average  Average        Average  Average    Average  Average   Portfolio
Year Ended July   Assets      Net      Net            Net      Net        Net      Net    Turnover
31,                (000)   Assets   Assets         Assets   Assets     Assets   Assets        Rate
-----------------------------------------------------------------------------------------------------
Class A (12/99)
 2001            $13,958     1.96%      (1.91)%      1.96%   (1.91)%     1.92%   (1.88)%       240%
 2000(d)          22,838     1.97*      (1.89)*      1.89*   (1.82)*     1.86*   (1.79)*       117
Class B (12/99)
 2001             19,196     2.70       (2.66)       2.70    (2.66)      2.67    (2.63)        240
 2000(d)          33,288     2.72*      (2.65)*      2.63*   (2.56)*     2.60*   (2.53)*       117
Class C (12/99)
 2001             23,813     2.71       (2.66)       2.71    (2.66)      2.67    (2.63)        240
 2000(d)          39,907     2.75*      (2.68)*      2.60*   (2.53)*     2.57*   (2.50)*       117
Class R (12/99)
 2001              3,461     1.70       (1.66)       1.70    (1.66)      1.67    (1.63)        240
 2000(d)           4,020     1.87*      (1.83)*      1.51*   (1.47)*     1.48*   (1.44)*       117
-----------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
32

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                        Investment Operations       Less Distributions
                      ---------------------------  ---------------------
INTERNATIONAL GROWTH
                                      Net
                                Realized/
                          Net  Unrealized
            Beginning Invest-     Invest-              Net               Ending              Ending
                  Net    ment        ment          Invest-                  Net                 Net
Year Ended      Asset  Income        Gain             ment Capital        Asset     Total    Assets
July 31,        Value  (Loss)      (Loss)   Total   Income   Gains Total  Value Return(a)     (000)
---------------------------------------------------------------------------------------------------
Class A (12/99)
 2001          $22.93   $(.18)     $(6.53) $(6.71)     $--     $--   $-- $16.22    (29.26)% $ 7,551
 2000(d)        20.00    (.15)       3.08    2.93       --      --    --  22.93     14.65    10,676
Class B (12/99)
 2001           22.82    (.34)      (6.45)  (6.79)      --      --    --  16.03    (29.75)    4,741
 2000(d)        20.00    (.25)       3.07    2.82       --      --    --  22.82     14.10     6,435
Class C (12/99)
 2001           22.82    (.32)      (6.47)  (6.79)      --      --    --  16.03    (29.75)    7,048
 2000(d)        20.00    (.24)       3.06    2.82       --      --    --  22.82     14.10     6,925
Class R (12/99)
 2001           22.96    (.14)      (6.53)  (6.67)      --      --    --  16.29    (29.05)   10,325
 2000(d)        20.00    (.12)       3.08    2.96       --      --    --  22.96     14.80    14,265
---------------------------------------------------------------------------------------------------
Class (Inception Date)
                          Ratios/Supplemental Data
            ----------------------------------------------------------------------
             Before Credit/          After           After Credit/
             Reimbursement      Reimbursement(b)    Reimbursement(c)
INTERNATIONAL-GROWTH----------- ------------------- -------------------
                        Ratio               Ratio               Ratio
                       of Net              of Net              of Net
                      Invest-             Invest-             Invest-
                         ment                ment                ment
            Ratio of   Income   Ratio of   Income   Ratio of   Income
            Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                  to       to         to       to         to       to
             Average  Average    Average  Average    Average  Average   Portfolio
Year Ended       Net      Net        Net      Net        Net      Net    Turnover
July 31,      Assets   Assets     Assets   Assets     Assets   Assets        Rate
---------------------------------------------------------------------------------------------------
Class A (12/99)
 2001           2.12%    (.99)%     2.12%    (.98)%     2.05%    (.92)%       224%
 2000(d)        2.66*   (1.90)*     1.82*   (1.05)*     1.75*    (.99)*       111
Class B (12/99)
 2001           2.87    (1.79)      2.86    (1.78)      2.79    (1.71)        224
 2000(d)        3.41*   (2.61)*     2.57*   (1.76)*     2.50*   (1.70)*       111
Class C (12/99)
 2001           2.86    (1.72)      2.86    (1.72)      2.79    (1.65)        224
 2000(d)        3.40*   (2.58)*     2.58*   (1.75)*     2.51*   (1.69)*       111
Class R (12/99)
 2001           1.87     (.79)      1.86     (.78)      1.79     (.71)        224
 2000(d)        2.58*   (1.99)*     1.50*    (.90)*     1.43*    (.84)*       111
---------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
33

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                        Investment Operations       Less Distributions
                      ---------------------------  ----------------------
RITTENHOUSE GROWTH
                                      Net
                                Realized/
                          Net  Unrealized
            Beginning Invest-     Invest-              Net                 Ending               Ending
                  Net    ment        ment          Invest-                    Net                  Net
Year Ended      Asset  Income        Gain             ment Capital          Asset     Total     Assets
July 31,        Value  (Loss)      (Loss)   Total   Income   Gains  Total   Value Return(a)      (000)
------------------------------------------------------------------------------------------------------
Class A (12/97)
 2001          $29.09   $(.13)     $(5.04) $(5.17)     $--    $ --   $ --  $23.92    (17.77)% $106,264
 2000           25.10    (.12)       4.12    4.00       --    (.01)  (.01)  29.09     15.93    121,610
 1999           22.75    (.04)       2.45    2.41       --    (.06)  (.06)  25.10     10.62    101,080
 1998(d)        20.00    (.01)       2.76    2.75       --      --     --   22.75     13.75     43,092
Class B (12/97)
 2001           28.55    (.33)      (4.91)  (5.24)      --      --     --   23.31    (18.35)   239,203
 2000           24.82    (.33)       4.07    3.74       --    (.01)  (.01)  28.55     15.01    287,993
 1999           22.66    (.23)       2.45    2.22       --    (.06)  (.06)  24.82      9.86    222,156
 1998(d)        20.00    (.11)       2.77    2.66       --      --     --   22.66     13.30     81,823
Class C (12/97)
 2001           28.56    (.33)      (4.91)  (5.24)      --      --     --   23.32    (18.35)   167,272
 2000           24.84    (.33)       4.06    3.73       --    (.01)  (.01)  28.56     15.01    190,520
 1999           22.67    (.23)       2.46    2.23       --    (.06)  (.06)  24.84      9.86    146,927
 1998(d)        20.00    (.11)       2.78    2.67       --      --     --   22.67     13.35     43,260
Class R (12/97)
 2001           29.29    (.07)      (5.07)  (5.14)      --      --     --   24.15    (17.55)    40,995
 2000           25.22    (.05)       4.13    4.08       --    (.01)  (.01)  29.29     16.17     49,256
 1999           22.79     .02        2.47    2.49       --    (.06)  (.06)  25.22     10.95     45,211
 1998(d)        20.00     .03        2.76    2.79       --      --     --   22.79     13.95     37,664
------------------------------------------------------------------------------------------------------
Class (Inception Date)
                         Ratios/Supplemental Data
            ----------------------------------------------------------------------
             Before Credit/          After           After Credit/
             Reimbursement      Reimbursement(b)    Reimbursement(c)
RITTENHOUSE GROWTH------------- ------------------- -------------------
                        Ratio               Ratio               Ratio
                       of Net              of Net              of Net
                      Invest-             Invest-             Invest-
                         ment                ment                ment
            Ratio of   Income   Ratio of   Income   Ratio of   Income
            Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                  to       to         to       to         to       to
             Average  Average    Average  Average    Average  Average   Portfolio
Year Ended       Net      Net        Net      Net        Net      Net    Turnover
July 31,      Assets   Assets     Assets   Assets     Assets   Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (12/97)
 2001           1.35%    (.50)%     1.35%    (.50)%     1.35%    (.50)%        35%
 2000           1.37     (.47)      1.35     (.45)      1.35     (.45)         28
 1999           1.27     (.18)      1.27     (.18)      1.27     (.18)         22
 1998(d)        1.42*    (.16)*     1.35*    (.09)*     1.35*    (.09)*         4
Class B (12/97)
 2001           2.10    (1.26)      2.10    (1.26)      2.10    (1.25)         35
 2000           2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
 1999           2.02     (.93)      2.01     (.93)      2.01     (.93)         22
 1998(d)        2.17*    (.91)*     2.10*    (.84)*     2.10*    (.84)*         4
Class C (12/97)
 2001           2.10    (1.25)      2.10    (1.25)      2.10    (1.25)         35
 2000           2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
 1999           2.01     (.93)      2.01     (.93)      2.01     (.93)         22
 1998(d)        2.17*    (.91)*     2.10*    (.84)*     2.10*    (.84)*         4
Class R (12/97)
 2001           1.10     (.25)      1.10     (.25)      1.10     (.25)         35
 2000           1.12     (.21)      1.10     (.19)      1.10     (.19)         28
 1999           1.03      .08       1.03      .08       1.03      .08          22
 1998(d)        1.19*     .11*      1.10*     .20*      1.10*     .20*          4
------------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 31, 1997 (commencement of operations) through July 31, 1998.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
34

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust II:

We have audited the accompanying statement of net assets of the Nuveen Innova-tion Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund (the "Funds") (each a series of the Nuveen Investment Trust II) (a Massachu-setts business trust), including the portfolio of investments, as of July 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of July 31, 2001, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirma-tion from brokers and, when replies were not received, we carried out alterna-tive auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Innovation Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund as of July 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
September 18, 2001

-------------------------------------------------------------------------------
35

                                     Notes

Fund Information


Board of Trustees
James E. Bacon
William E. Bennett
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Investment Managers
Rittenhouse Financial Services, Inc.
Two Radnor Corporate Center
Suite 400
Radnor, PA 19087

Columbus Circle Investors
Metro Center
One Station Place
Stamford, CT 06902

Legal Counsel
Chapman & Cutler
Chicago, IL.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, TX 75266-0086
(800) 257-8787


NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

     Serving
Investors
     For Generations
--------------------------------------------------------------------------------
[PHOTO OF JOHN NUVEEN SR. APPEARS HERE]

John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.


Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


Nuveen Investments


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

Nuveen Select Stock Fund
Manager's Perspective
Year ended 7/31/01



Q. What market environment did the fund experience since its inception on Sept. 29, 2000?

A. The overall market had become bearish in the weeks before the fund's commencement of operation on Sept. 29, 2000, and the environment was notably unfriendly for growth throughout the period. Downward pressure originated in the technology sector, with the Nasdaq dropping about 36 percent between March and June 2000. The index regained some ground through the summer, but September 2000 marked the beginning of a protracted decline, experienced not only in the technology sector but the equity market as a whole, that continued through the reporting period.

   Interest rates were also a significant factor during the period. The Fed had raised the federal funds rate six times between June 1999 and May 2000 in an attempt to slow what had been white-hot growth in the U.S. economy. While the rate hikes succeeded in reducing the threat of inflation, combined with an already weak tech sector, they slowed economic growth more than expected. In an attempt to revive the flagging economy, the Fed rang in the new year by aggressively cutting interest rates and continued this strategy through the remainder of the period.

   The situation was further exacerbated by external circumstances, including growing concern about the possibility of a recession and the uncertainty sparked by the 2000 presidential election.


Q. How did the fund perform on a total return basis during the fiscal year ended July 31, 2001, and what factors contributed to its returns?

A. As shown in the accompanying chart, the fund underperformed its peer group average total return, due largely to our relatively high concentration in tech-related issues at the beginning of the period. As the likelihood of a sustained downward trend in the sector appeared to rise, we actively rebalanced the portfolio. However, the bearish outlook had begun to spread to many other sectors, including traditionally defensive areas such as utilities and energy, hampering our ability to find potentially strong growth opportunities.

           Cumulative Total Return
----------------------------------------------
                                    Since
                                  inception
                               (9/29/00-7/31/01)
-----------------------------------------------
Nuveen Select                     - 47.90%
Stock Fund/1/
Class A Shares at NAV
-----------------------------------------------
Russell 1000                      - 34.23%
Growth Index/2/
-----------------------------------------------

Q. What were some themes underlying your management of the fund during the year?

A. In light of the prevailing environment, we adjusted the fund's modeling platform to focus on diversifying and increasing the number of issues represented in the portfolio. In addition to reducing what had been a substantial concentration in tech-related assets and diversifying with investments in other areas of the market, we increased the number of companies owned by the fund to 30, nearly double the number held at the beginning of the period. At period end, our largest position, Hillenbrand Industries, Inc., represented just 4.1 percent of the portfolio, a notable reduction in the weighting of assets.


Q. What is your outlook for the Nuveen Select Stock Fund and the equity market for the coming year?

   We are optimistic about the coming year. Though movement in the broad market may be marked by a rather high degree of volatility in the near future, we believe the market is poised to begin improving in the coming 12 months. And, we are confident that the adjustment of positions and reallotment of assets in the portfolio may position the fund to benefit in an improving environment.

   We must also recognize that the aftermath of the tragic terror attacks in New York and Washington, D.C., on Sept. 11, 2001, is likely to be marked by a period of tremendous activity as we rebuild and seek ways to prevent such an atrocity in the future. Historically, the basic materials, technology, defense and construction-related sectors have benefited in the wake of natural disasters, large infrastructure projects and efforts to upgrade the capabilities of U.S. military forces. We believe that we may see attractive performance in these sectors, many of which are represented in the fund portfolio.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

1 Performance figures are quoted for Class A shares at net asset value. Comments cover the period from Sept. 29, 2000, (commencement of operations) through July 31, 2001.

2 The Russell 1000 Growth Index is an unmanaged market-capitalization weighted index of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. It is not possible to invest directly in an index. Because returns for this index are compiled on a calendar month basis, this figure represents returns for the period 9/30/00-7/31/01.

                           Nuveen Select Stock Fund
                   Growth of an Assumed $10,000 Investment*


                                    [GRAPH]







              ---------- Russell 1000 Index $6,577

              ---------- S&P 500 Index $8,516

                         Nuveen Select Stock Fund (Offer) $4,910

              ---------- Nuveen Select Stock Fund (NAV) $5,210

              * The Index comparison Shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It aslo shows the Nuveen fund at NAV. Both are compared to the Standard and Poor's 500 Index and the Russell 1000 Index, which do not reflect aay initial or ongoing expenses. An index is not available for direct investment.

Fund    Class    Me Return     Me Date      NSSF NAV    NSSF Offer S&P 500 Index
NSSF    A            0         9/30/00     $10,000.00   $ 9,425.00  $ 10,000.00
NSSF    A         -10.85%     10/31/00     $ 8,915.00   $ 8,402.39  $  9,958.00
NSSF    A         -18.00%     11/30/00     $ 7,310.03   $ 6,889.71  $  9,173.31
NSSF    A           6.16%     12/31/00     $ 7,760.04   $ 7,313.84  $  9,218.26
NSSF    A           0.84%      1/31/01     $ 7,825.07   $ 7,375.13  $  9,545.51
NSSF    A         -25.75%      2/28/01     $ 5,810.03   $ 5,475.96  $  8,674.96
NSSF    A         -11.96%      3/31/01     $ 5,115.04   $ 4,820.92  $  8,124.96
NSSF    A          12.12%      4/30/01     $ 5,735.03   $ 5,405.27  $  8,756.27
NSSF    A          -0.52%      5/31/01     $ 5,705.04   $ 5,377.00  $  8,814.94
NSSF    A          -6.66%      6/30/01     $ 5,325.02   $ 5,018.84  $  8,600.74
NSSF    A          -2.16%      7/31/01     $ 5,210.00   $ 4,910.43  $  8,516.45

Fund       Russell 1000                   S&P      Russell 1000
NSSF        $ 10,000.00     09/30/2000    -5.28%      -9.46%
NSSF        $  9,527.00     10/31/2000    -0.42%      -4.73%
NSSF        $  8,122.72     11/30/2000    -7.88%     -14.74%
NSSF        $  7,866.04     12/31/2000     0.49%      -3.16%
NSSF        $  8,409.59     01/31/2001     3.55%       6.91%
NSSF        $  6,981.64     02/28/2001    -9.12%     -16.98%
NSSF        $  6,222.04     03/31/2001    -6.34%     -10.88%
NSSF        $  7,009.12     04/30/2001     7.77%      12.65%
NSSF        $  6,906.09     05/31/2001     0.67%      -1.47%
NSSF        $  6,745.87     06/30/2001    -2.43%      -2.32%
NSSF        $  6,577.22     07/31/2001    -0.98%      -2.50%



               Peroni vs. S & P 500 Index and Russell 1000 Index




                                    [GRAPH]

               Portfolio of Investments

               Nuveen Select Stock Fund

               July 31, 2001


                                                                       Market
Shares    Description                                                   Value
-------------------------------------------------------------------------------
          COMMON STOCKS - 106.7%

          Basic Materials - 4.4%

 1,050    Cabot Corporation                                            $ 39,176
--------------------------------------------------------------------------------

          Capital Goods - 30.9%

   500    The Boeing Company                                             29,265

   550    Caterpillar Inc.                                               30,305

   550    Fluor Corporation                                              21,742

   400    General Dynamics Corporation                                   32,356

   450    Johnson Controls, Inc.                                         36,270

   300    Minnesota Mining and Manufacturing Company (3M)                33,564

   650    Parker-Hannifin Corporation                                    29,055

   600    Teleflex Incorporated                                          28,590

 1,200    Waste Management, Inc.                                         37,200
--------------------------------------------------------------------------------

          Consumer Cyclicals - 15.2%

   750    Eastman Kodak Company                                          32,483

   600    eBay Inc. #                                                    37,542

   650    The Home Depot, Inc.                                           32,741

   650    International Game Technology #                                33,787
--------------------------------------------------------------------------------

          Consumer Staples - 3.3%

   600    Viacom Inc. - Class B #                                        29,988
--------------------------------------------------------------------------------

          Energy - 5.6%

   500    Cooper Cameron Corporation #                                   25,455

   700    Valero Energy Corporation                                      24,710

--------------------------------------------------------------------------------
          Financials - 9.4%

   500    Bank of America Corporation                                    31,810

   450    Loews Corporation                                              25,542

   500    Merrill Lynch & Co., Inc.                                      27,120

                                                                         Market
Shares    Description                                                     Value
-------------------------------------------------------------------------------
          Health Care - 21.2%

   500    Allergan, Inc.                                                 37,645

   700    Hillenbrand Industries, Inc.                                   39,620

   800    Johnson & Johnson                                              43,280

   500    Quest Diagnostics Incorporated #                               34,550

   600    Stryker Corporation                                            35,988
--------------------------------------------------------------------------------

          Technology - 16.7%

   600    AOL Time Warner Inc. #                                         27,270

   500    Eaton Corporation                                              36,720

   900    PerkinElmer, Inc.                                              28,350

 1,100    SunGard Data Systems Inc. #                                    29,995

   800    Texas Instruments Incorporated                                 27,600
--------------------------------------------------------------------------------

          Total Investments (cost $1,036,432) - 106.7%                  959,719
          ----------------------------------------------------------------------

          Other Assets Less Liabilities - (6.7)%                        (60,297)
          ----------------------------------------------------------------------

          Net Assets - 100%                                            $899,422
          ======================================================================

          # Non-income producing.


                                 See accompanying notes to financial statements.

Statement of Net Assets
Nuveen Select Stock Fund
July 31, 2001

---------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $1,036,432)                                       $  959,719
Cash                                                                                              183,909
Dividends receivable                                                                                  599
Other assets                                                                                           38
---------------------------------------------------------------------------------------------------------
     Total assets                                                                               1,144,265
---------------------------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                                                  36,296
Offering costs                                                                                    117,715
Accrued expenses:
   Management fees                                                                                 81,967
   12b-1 distribution and service fees                                                                 25
   Other                                                                                            8,840
---------------------------------------------------------------------------------------------------------
     Total liabilities                                                                            244,843
---------------------------------------------------------------------------------------------------------
Net assets                                                                                     $  899,422
=========================================================================================================
Class A Shares
Net assets                                                                                     $   13,021
Shares outstanding                                                                                  1,250
Net asset value and redemption price per share                                                 $    10.42
Offering price per share (net asset value per share plus
  maximum sales charge of 5.75% of offering price)                                             $    11.06
=========================================================================================================
Class B Shares
Net assets                                                                                     $   12,940
Shares outstanding                                                                                  1,250
Net asset value, offering and redemption price per share                                       $    10.35
=========================================================================================================
Class C Shares
Net assets                                                                                     $   12,940
Shares outstanding                                                                                  1,250
Net asset value, offering and redemption price per share                                       $    10.35
=========================================================================================================
Class R Shares
Net assets                                                                                     $  860,521
Shares outstanding                                                                                 82,440
Net asset value, offering and redemption price per share                                       $    10.44
=========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Nuveen Select Stock Fund
For the Period September 29, 2000 (commencement of operations) through July 31, 2001

---------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                                                       $   4,243
---------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                    10,629
12b-1 service fees -- Class A                                                                          35
12b-1 distribution and service fees -- Class B                                                        140
12b-1 distribution and service fees -- Class C                                                        140
Shareholders' servicing agent fees and expenses                                                        88
Custodian's fees and expenses                                                                      24,770
Trustees' fees and expenses                                                                            58
Professional fees                                                                                   7,877
Shareholders' reports -- printing and mailing expenses                                              3,039
Federal and state registration fees                                                                    34
Offering costs                                                                                    163,236
Other expenses                                                                                        227
---------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                              210,273
   Custodian fee credit                                                                               (82)
   Expense reimbursement                                                                         (197,318)
---------------------------------------------------------------------------------------------------------
Net expenses                                                                                       12,873
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       (8,630)
---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                                            (738,301)
Net change in unrealized appreciation or depreciation of investments                              (76,713)
---------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                 (815,014)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                           $(823,644)
=========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
Nuveen Select Stock Fund
For the Period September 29, 2000 (commencement of operations) through July 31, 2001

------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                                         $   (8,630)
Net realized gain (loss) from investment transactions                                  (738,301)
Net change in unrealized appreciation or depreciation of investments                    (76,713)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                  (823,644)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                      1,723,066
------------------------------------------------------------------------------------------------
Net increase in net assets                                                              899,422
Net assets at the beginning of period                                                         -
------------------------------------------------------------------------------------------------
Net assets at the end of period                                                      $  899,422
================================================================================================
Balance of undistributed net investment income at the end of period                  $        -
================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Select Stock Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Fund invests substantially all of its assets in 25-35 stocks that represent the most attractive portfolio from the companies included in the "Peroni Select Stock List" in order to provide long-term capital growth. The Peroni Select Stock List is based upon the research of Nuveen's Director of Equity Research, Eugene E. Peroni, Jr. which combines a bottom-up evaluation of technical characteristics with a top-down thematic analysis of broad fundamental trends.

The stocks in the Peroni Select Stock List represent the 40-60 companies with the strongest growth potential based upon technical research and the investment themes that Mr. Peroni believes will underlie stock market leadership over the next 12 to 18 months. When selecting stocks from this list, the Fund seeks to diversify its portfolio across sectors and to achieve an attractive return/risk profile. The Fund's investment process does not emphasize a particular investment style or market capitalization. The Fund may invest a portion of its assets in securities of foreign issuers traded in U.S. securities markets.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund may establish a fair value for the security. Debt securities having remaining maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2001, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period September 29, 2000 (commencement of operations) through July 31, 2001.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs

Costs incurred by the Fund in connection with its organization and initial registration were expensed as incurred. Offering costs incurred by the Fund are being expensed over a twelve month period on a straight-line basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares for the period September 29, 2000 (commencement of operations) through July 31, 2001, were as follows:

                                                                          Shares           Amount
--------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                                 1,250       $   25,000
   Class B                                                                 1,250           25,000
   Class C                                                                 1,250           25,000
   Class R                                                                82,440        1,648,066
--------------------------------------------------------------------------------------------------
Net increase                                                              86,190       $1,723,066
==================================================================================================

3. Securities Transactions
Purchases and sales of common stocks for the period September 29, 2000 (commencement of operations) through July 31, 2001, were as follows:

------------------------------------------------------------------------------
Purchases:
   Common stocks                                               $    2,916,469
Sales:
   Common stocks                                                    1,141,735
==============================================================================

At July 31, 2001, the identified cost of investments owned for federal income tax purposes was $1,774,733.

4. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at July 31, 2001, were as follows:

------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                $       11,822
   depreciation                                                      (826,836)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                     $     (815,014)
==============================================================================

5. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

------------------------------------------------------------------------------
For the first $125 million                                            1.1000%
For the next $125 million                                             1.0875
For the next $250 million                                             1.0750
For the next $500 million                                             1.0625
For the next $1 billion                                               1.0500
For net assets over $2 billion                                        1.0250
==============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2002, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets of any class of Fund shares. The Adviser may voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities.

During the period September 29, 2000 (commencement of operations) through July 31, 2001, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, retained $279 in 12b-1 fees.

At July 31, 2001, The John Nuveen Company owned 1,250 shares of the Fund's Class A, B and C and 82,440 shares of the Fund's Class R.

6. Composition of Net Assets
At July 31, 2001, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Capital paid-in                                                     $1,714,436
Balance of undistributed net investment income                              --
Accumulated net realized gain (loss) from investment transactions     (738,301)
Net unrealized appreciation (depreciation) of investments              (76,713)
-------------------------------------------------------------------------------
Net assets                                                          $  899,422
===============================================================================

Financial Highlights




Selected data for a share outstanding throughout the period September 29, 2000 (commencement of operations) through July 31, 2001:

Class (Inception Date)
                                  Investment Operations          Less Distributions
                              -----------------------------  --------------------------
                                               Net
                                         Realized/
                                  Net   Unrealized
                Beginning     Invest-      Invest-               Net                      Ending
                      Net        ment         ment           Invest-                         Net
Year Ended          Asset      Income         Gain              ment    Capital            Asset        Total
July 31,            Value      (Loss)       (Loss)    Total   Income      Gains   Total    Value    Return(a)
--------------------------------------------------------------------------------------------------------------
Class A (9/00)
    2001(d)        $20.00      $(.12)       $(9.46)  $(9.58)   $  --      $  --   $  --   $10.42       (47.90)%
Class B (9/00)
    2001(d)         20.00       (.21)        (9.44)   (9.65)      --         --      --    10.35       (48.20)
Class C (9/00)
    2001(d)         20.00       (.21)        (9.44)   (9.65)      --         --      --    10.35       (48.20)
Class R (9/00)
    2001(d)         20.00       (.10)        (9.46)   (9.56)      --         --      --    10.44       (47.80)
--------------------------------------------------------------------------------------------------------------

                                                     Ratios/Supplemental Data
                       -------------------------------------------------------------------------------------
                                    Before Credit/             After           After Credit/
                                    Reimbursement         Reimbursement(b)    Reimbursement(c)
                                ----------------------   ------------------   ------------------------------
                                                 Ratio                Ratio                Ratio
                                                of Net               of Net               of Net
                                               Invest-              Invest-              Invest-
                               Ratio of           ment  Ratio of       ment  Ratio of       ment
                               Expenses         Income  Expenses     Income  Expenses     Income
                       Ending        to      (Loss) to        to  (Loss) to        to  (Loss) to
                          Net   Average        Average   Average    Average   Average    Average   Portfolio
                       Assets       Net            Net       Net        Net       Net        Net    Turnover
                        (000)    Assets         Assets    Assets     Assets    Assets     Assets        Rate
------------------------------------------------------------------------------------------------------------
Class A (9/00)
    2001(d)            $   13     21.95%*      (21.51)%*    1.55%*    (1.11)%*   1.55%*    (1.10)%*     102%
Class B (9/00)
    2001(d)                13     22.74*       (22.31)*     2.30*     (1.87)*    2.29*     (1.86)*      102
Class C (9/00)
    2001(d)                13     22.74*       (22.31)*     2.30*     (1.87)*    2.29*     (1.86)*      102
Class R (9/00)
    2001(d)               861     21.70*       (21.26)*     1.31*      (.87)*    1.30*      (.86)*      102
------------------------------------------------------------------------------------------------------------

*   Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable.

(c) After custodian fee credit and expense reimbursement, where applicable.

(d) For the period September 29, 2000 (commencement of operations) through July 31, 2001.

                                 See accompanying notes to financial statements.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust II

We have audited the accompanying statement of net assets of the Nuveen Select Stock Fund (a series of the Nuveen Investment Trust II), (a Massachusetts business trust) including the portfolio of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets and the financial highlights for the period September 29, 2000 (commencement of operations) to July 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Select Stock Fund as of July 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for the period indicated thereon in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
September 18, 2001